As filed with the Securities and Exchange Commission on February 29, 1996

             1933 Act File No. 2-14213; 1940 Act File No. 811-0816
--------------------------------------------------------------------------------

                             SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              _X__

         Pre-Effective Amendment No.____                             ____

         Post-Effective Amendment No._73_                            _X__

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      _X__

         Amendment No._73_

                       (check appropriate box or boxes.)

                        TWENTIETH CENTURY INVESTORS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Twentieth Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)


         Registrant's Telephone Number, including Area Code:  816-531-5575


                             James E. Stowers III
        Twentieth Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
                    (Name and address of Agent for service)

             Approximate Date of Proposed Public Offering: 3/1/96


It is proposed that this filing will become effective (check appropriate box)

         ____ immediately upon filing pursuant to paragraph (b) of Rule 485
         __X_ on March 1, 1996 pursuant to paragraph (b) of Rule 485
         ____ 60 days after filing pursuant to paragraph (a) of Rule 485
         ____ on (date) pursuant to paragraph  (a)(1) of Rule 485
         ____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         ____ on (date) after filing pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 notice for the fiscal year ending October 31, 1995, was filed on November 14, 1995.

====================================================================================================================================
                                                             CROSS REFERENCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
    ITEM                                                         PAGE            PAGE             PAGE           PAGE
     NO.                                                          NO.             NO.              NO.             NO.
---------------------------------------------------------------------------------------------------------------------------
                                                                                Fixed
                                                                 Equity         Income         Giftrust       Institutional
  Part A.                                                        Prospectus     Prospectus     Prospectus      Prospectus
---------------------------------------------------------------------------------------------------------------------------
     1.       Cover Page                                          Cover Page    Cover Page     Cover Page      Cover Page
     2.       Synopsis                                             N/A           N/A              N/A              N/A
     3.       Condensed Financial Information                      4-6           4-7              4-5              5-8
     4.       General Description of Registrant                  7-9, 31        8-12, 35       Cover Page,      9-13, 27
                                                                                                 6, 26
     5.       Management of the Fund                              28-30          33-35           24-27           24-25
     6.       Capital Stock and Other Securities                  20-21,         22-26,          15-17,        21-22, 24,
                                                                26-28, 31        31-32, 35        21-24, 26           27
     7.       Purchase of Securities Being Offered                14-16          19-21           13-15             21
     8.       Redemption or Repurchase                            16-21          21-26           15-17           21-22
     9.       Pending Legal Proceedings                           N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
  Part B. - Statement of Additional Information
---------------------------------------------------------------------------------------------------------------------------
     10.      Cover Page                                                                  Cover Page
     11.      Table of Contents                                                           Cover Page
     12.      General Information                                                             N/A
     13.      Investment Objectives and Policies                                             2-13
     14.      Management of the Fund                                                        13-18
     15.      Control Persons and Principal Holders of Securities                             18
     16.      Investment Advisory and Other Services                                        16-19
     17.      Brokerage Allocation                                                          19-20
     18.      Capital Stock and Other Securities                                              18
     19.      Purchase, Redemptions and Pricing of Securities Being Offered                   N/A
     20.      Tax Status                                                                      N/A
     21.      Underwriters                                                                    N/A
     22.      Calculation of Performance Data                                                20-22
     23.      Financial Statements                                                            23
=========================================================================================================================

                               TWENTIETH CENTURY
                                INVESTORS, INC.

                            EQUITY FUNDS PROSPECTUS


                                 MARCH 1, 1996


--------------------------------------------------------------------------------


     Twentieth Century Investors, Inc., a member of the Twentieth Century family of funds, offers 16 no-load mutual funds covering a variety of investment opportunities. Six of the funds that invest primarily in equity securities are described in this prospectus. Their investment objectives are listed on the inside cover of this prospectus. The other funds are described in separate prospectuses.


NO-LOAD MUTUAL FUNDS


     Twentieth Century's funds are "no-load" investments, which means there are no sales charges or commissions. Twentieth Century has no 12b-1 plan or other deferred sales charges. There is no minimum investment requirement for any of the funds described in this prospectus. However, if the value of the shares held in any one fund account is less than $2,500 ($1,000 for UGMA/UTMA accounts), you must establish an automatic investment program of $50 or more per month in each such account. (See "Automatic Investments," page 15 and "Automatic Redemption of Shares," page 21.)
     This prospectus gives you information about Twentieth Century that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1996, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:


                        Twentieth Century Investors, Inc.
                       4500 Main Street * P.O. Box 419200
                           Kansas City, MO 64141-6200
                                 1-800-345-2021
                         Local and international calls:
                                  816-531-5575
                     Telecommunications device for the deaf:
                                 1-800-634-4113
                                  In Missouri:
                                  816-753-1865
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT OBJECTIVES OF THE FUNDS
--------------------------------------------------------------------------------
EQUITY FUNDS


SELECT INVESTORS
HERITAGE INVESTORS
seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.


GROWTH INVESTORS
ULTRA INVESTORS
VISTA INVESTORS
seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

BALANCED FUND

BALANCED INVESTORS
seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the balance in bonds and other fixed income securities.

There is no assurance that the funds will achieve their respective investment objectives.
--------------------------------------------------------------------------------
NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY TO GIVE ANY INFORMATION OR
MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY THE COMPANY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                               TABLE OF CONTENTS

TRANSACTION AND OPERATING EXPENSE TABLE ..........    4
FINANCIAL HIGHLIGHTS .............................    5

INFORMATION REGARDING THE FUNDS
INFORMATION ABOUT INVESTMENT POLICIES OF THE FUNDS    7
Equity Funds .....................................    7
     Select and Heritage Investors ...............    7
     Growth, Ultra and Vista Investors ...........    7
Balanced Fund ....................................    7
     Balanced Investors ..........................    8
OTHER INVESTMENT PRACTICES .......................    9
Foreign Securities ...............................    9
Forward Currency Exchange Contracts ..............    9
Portfolio Turnover ...............................   10
Repurchase Agreements ............................   10
Derivative Securities ............................   11
Portfolio Lending ................................   11
When-Issued Securities ...........................   12
Rule 144A Securities .............................   12
Short Sales ......................................   12
PERFORMANCE ADVERTISING ..........................   13


HOW TO INVEST WITH TWENTIETH CENTURY
TWENTIETH CENTURY FAMILY OF FUNDS ................   14
INVESTING IN TWENTIETH CENTURY ...................   14
     By Mail .....................................   14
     By Telephone ................................   14
     By Wire .....................................   14
     Automatic Investments .......................   15
     Additional Information About Investments ....   15
     Tax Identification Number ...................   15
     Certificates ................................   16
SPECIAL SHAREHOLDER SERVICES .....................   16
HOW TO EXCHANGE YOUR INVESTMENT
     FROM ONE TWENTIETH CENTURY FUND
     TO ANOTHER ..................................   16
     By Telephone ................................   17
     By Mail .....................................   17
     Additional Information About Exchanges ......   17
HOW TO REDEEM SHARES .............................   18
     By Telephone ................................   18
     By Mail .....................................   18
     By Check-A-Month ............................   18
     Signature Guarantee .........................   19
REDEMPTION PROCEEDS ..............................   19
     By Mail .....................................   19
     By Wire and Electronic Funds Transfer .......   20
     Special Requirements for Large Redemptions ..   20
     Automatic Redemption of Shares ..............   21
     Additional Information About Redemptions ....   21
TELEPHONE SERVICES ...............................   21
     Investors Line ..............................   21
     Automated Information Line ..................   22
HOW TO CHANGE YOUR ADDRESS OF RECORD .............   22
TAX-QUALIFIED RETIREMENT PLANS ...................   22
HOW TO TRANSFER AN INVESTMENT TO A
     TWENTIETH CENTURY RETIREMENT PLAN ...........   22
COLLEGE INVESTMENT PROGRAM .......................   23
HOW TO TRANSFER YOUR SHARES TO ANOTHER PERSON ....   23
REPORTS TO SHAREHOLDERS ..........................   23

ADDITIONAL INFORMATION YOU SHOULD KNOW
SHARE PRICE ......................................   25
     When Share Price Is Determined ..............   25
     How Share Price Is Determined ...............   25
     Where to Find Information
     About Share Price ...........................   26
DISTRIBUTIONS ....................................   26
     Equity Funds ................................   26
     Balanced Fund ...............................   26
     General Information About Distributions .....   26
TAXES ............................................   27
MANAGEMENT .......................................   28
     Investment Management .......................   28
     Code of Ethics ..............................   30
     Transfer and Administrative Services ........   30
FURTHER INFORMATION ABOUT TWENTIETH CENTURY ......   31

                    TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
                                                          Applicable to
                                                     Select, Heritage, Growth,
                                                     Ultra, Vista, and Balanced

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases                   none
     Maximum Sales Load Imposed on Reinvested Dividends        none
     Deferred Sales Load                                       none
     Redemption Fee(1)                                         none
     Exchange Fee                                              none
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
     Management Fees(2)                                        1.00%
     12b-1 Fees                                                none
     Other Expenses(3)                                         0.00%
     Total Fund Operating Expenses                             1.00%

Example

You would pay the following expenses on a $1,000    1 year     $10
investment, assuming (1) a 5% annual return         3 years     32
and (2) redemption at the end of each time period:  5 years     55
                                                   10 years     122

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Twentieth Century funds offered by this prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.
     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
     (1) Redemption proceeds sent by wire are subject to a $10 processing fee.


     (2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management-Transfer and Administrative Services," page 30.


    (3) Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were
         0.0014 of 1% of average net assets for the most recent fiscal year.


                                                        FINANCIAL HIGHLIGHTS
                                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     The Financial Highlights for each of the periods presented (except as noted) have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the corporation's annual report, which is incorporated by reference into the statement of additional information. The annual report contains additional performance information and will be made available upon request and without charge.

                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ----------------------------------   -------------------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total     Dividends      Realized      Net Realized                 Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of   Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period Return(1)

SELECT INVESTORS Year Ended Oct. 31,
1986      $26.48      $.43       $ 9.01       $ 9.44       $(.515)         --              --          $(.515)      $35.40   36.13%
1987       35.40       .33         .80         1.13        (.380)       $(3.462)           --          (3.842)       32.69    3.47%
1988       32.69       .64        1.37         2.01        (.481)        (6.367)           --          (6.848)       27.85    7.31%
1989       27.85      1.10        7.74         8.84        (.707)          --              --          (.707)        35.98   32.59%
1990       35.98       .62       (1.29)        (.67)       (1.116)         --              --          (1.116)       34.19   (2.03%)
1991       34.19       .63        8.17         8.80        (.652)        (1.551)           --          (2.203)       40.79   27.05%
1992       40.79       .53         .34          .87        (.653)        (1.823)           --          (2.476)       39.18    1.76%
1993       39.18       .46        7.94         8.40        (.495)        (1.313)        $(.016)        (1.824)       45.76   22.20%
1994       45.76       .40       (3.59)       (3.19)       (.432)        (4.466)           --          (4.898)       37.67   (7.37%)


1995       37.67       .33        4.68         5.01        (.281)        (2.750)         (.125)        (3.156)       39.52   15.02%


HERITAGE INVESTORS
Nov. 10, 1987 (inception) through Oct. 31,
1988      $5.00       $.06        $1.16        $1.22       $(.013)         --              --          $(.013)      $6.21    25.75%
Year Ended Oct. 31,
1989       6.21        .08        1.93         2.01        (.066)          --              --          (.066)        8.15    32.65%
1990       8.15        .10        (.94)        (.84)       (.065)        $(.691)           --          (.756)        6.55   (11.62%)
1991       6.55        .11        2.04         2.15        (.110)          --              --          (.110)        8.59    33.25%
1992       8.59        .10         .72          .82        (.113)          --              --          (.113)        9.30     9.65%
1993       9.30        .07        2.43         2.50        (.093)        (.679)            --          (.772)        11.03   28.64%
1994       11.03       .07        (.21)        (.14)       (.068)        (.500)          $(.006)       (.574)        10.32   (1.13%)


1995       10.32       .05        1.96         2.01        (.033)        (.514)          $(.030)       (.577)        11.75   21.04%


GROWTH INVESTORS Year Ended Oct. 31,
1986      $14.16      $.12       $ 5.37       $ 5.49       $(.182)         --              --          $(.182)      $19.47   39.09%
1987       19.47       .01        1.30         1.31        (.086)       $(5.076)           --          (5.162)       15.62    9.32%
1988       15.62       .30         .13          .43        (.046)        (3.460)           --          (3.506)       12.54    3.18%
1989       12.54       .08        5.14         5.22        (.320)          --              --          (.320)        17.44   42.74%
1990       17.44       .09       (2.05)       (1.96)       (.079)        (.592)            --          (.671)        14.81  (11.72%)
1991       14.81       .04        8.47         8.51        (.111)        (.891)            --          (1.002)       22.32   60.64%
1992       22.32      (.02)       1.35         1.33        (.013)          --              --          (.013)        23.64    5.96%
1993       23.64       .06        1.94         2.00          --          (.353)          $(.013)       (.366)        25.27    8.48%
1994       25.27       .06         .48          .54        (.056)        (2.764)         (.002)        (2.822)       22.99    2.66%


1995       22.99       .08        4.08         4.16        (.051)        (3.183)         (.040)        (3.274)       23.88   22.31%
                                                                                                             [table continued below]


[table continued]
                     RATIOS/SUPPLEMENTAL DATA
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate     thousands)

SELECT INVESTORS Year Ended Oct. 31,
1986         1.01%        1.6%         85%     $1,978,449
1987         1.00%        1.1%        123%      2,416,527
1988         1.00%        2.2%        140%      2,366,730
1989         1.00%        3.4%         93%      2,720,968
1990         1.00%        1.8%         83%      2,953,030
1991         1.00%        1.7%         84%      4,163,105
1992         1.00%        1.4%         95%      4,534,264
1993         1.00%        1.1%         82%      5,159,963
1994         1.00%        1.0%        126%      4,277,843


1995         1.00%         .9%        106%      4,008,438
                    1995 average commission paid per share traded  $.046


HERITAGE INVESTORS
Nov. 10, 1987 (inception) through Oct. 31,
1988       1.00%(2)      1.4%(2)     130%(2)    $55,389
Year Ended Oct. 31,
1989         1.00%        1.3%        159%       116,880
1990         1.00%        1.6%        127%       198,999
1991         1.00%        1.5%        146%       268,891
1992         1.00%        1.1%        119%       368,651
1993         1.00%         .7%        116%       701,504
1994         1.00%         .7%        136%       896,763


1995         .99%          .5%        121%      1,008,323
                    1995 average commission paid per share traded  $.042


GROWTH INVESTORS Year Ended Oct. 31,
1986         1.01%         .6%        105%      $964,742
1987         1.00%         .2%        114%      1,187,933
1988         1.00%        2.4%        143%      1,228,587
1989         1.00%         .5%         98%      1,596,571
1990         1.00%         .6%        118%      1,696,667
1991         1.00%         .2%         69%      3,193,381
1992         1.00%        (.1%)        53%      4,471,882
1993         1.00%         .2%         94%      4,641,187
1994         1.00%         .3%        100%      4,363,476



1995         1.00%         .4%        141%      5,129,894
                     1995 average commission paid per share traded  $.040




(1)  Actual total return for period indicated.
(2)  Annualized.
                                       5



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                    ----------------------------------  --------------------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total    Distributions   Realized      Net Realized                  Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of    Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period Return(1)
ULTRA INVESTORS Year Ended Oct. 31,
1986      $7.13       $.00        $1.94        $1.94       $(.010)         --              --         $  (.010)      $9.06   27.22%
1987       9.06       (.07)       (.22)        (.29)       (.007)          --              --          (.007)        8.76    (3.23%)
1988       8.76       (.02)       1.38         1.36          --         $(3.258)           --          (3.258)       6.86    19.52%
1989       6.86       .19         2.58         2.77          --            --              --            --          9.63    40.37%
1990       9.63       (.03)       (.73)        (.76)       (.196)        (.947)            --          (1.143)       7.73    (9.02%)
1991       7.73       (.03)       7.86         7.83          --          (.028)            --          (.028)        15.53   101.51%
1992      15.53       (.05)       (.02)        (.07)         --            --              --            --          15.46   (.45%)
1993      15.46       (.09)       6.24         6.15          --            --              --            --          21.61   39.78%
1994       21.61      (.03)       (.42)        (.45)         --            --              --            --          21.16   (2.08%)


1995       21.16      (.07)       7.58         7.51          --          (.645)            --          (.645)        28.03   36.89%


VISTA INVESTORS Year Ended Oct. 31,
1986       $4.68     $(.02)       $2.22        $2.20         --            --              --            --          $6.88   47.00%
1987       6.88       (.05)       (.45)        (.50)         --          $(.651)           --          $(.651)       5.73    (7.70%)
1988       5.73        .01         .63          .64          --          (.462)            --          (.462)        5.91    11.41%
1989       5.91       (.03)       2.87         2.84        $(.012)         --              --          (.012)        8.74    48.19%
1990       8.74       (.01)      (1.76)       (1.77)         --          (.693)            --          (.693)        6.28   (22.17%)
1991       6.28       (.02)       4.27         4.25          --            --              --            --          10.53   67.67%
1992       10.53      (.04)        .52          .48          --            --              --            --          11.01    4.55%
1993       11.01      (.07)       1.95         1.88          --          (.641)          $(.006)       (.647)        12.24   17.71%
1994       12.24      (.08)        .45          .37          --          (1.663)         (.012)        (1.675)       10.94    4.16%


1995       10.94      (.08)       4.90         4.82          --           (.30)            --           (.30)        15.73   44.20%


BALANCED INVESTORS
Oct. 20, 1988 (inception) through Oct. 31,
1988      $10.22      $.01       $(.10)       $(.09)         --            --              --            --         $10.13   (.88%)
Year Ended Oct. 31,
1989       10.13       .37        1.71         2.08        $(.372)         --              --          $(.372)       11.84   20.94%
1990       11.84       .41        (.62)        (.21)       (.417)        $(.320)           --          (.737)        10.89   (2.10%)
1991       10.89       .38        4.22         4.60        (.384)          --              --          (.384)        15.11   42.92%
1992       15.11       .33        (.23)         .10        (.322)          --              --          (.322)        14.89    .63%
1993       14.89       .38        1.62         2.00        (.375)          --              --          (.375)        16.52   13.64%
1994       16.52       .42        (.58)        (.16)       (.416)          --              --          (.416)        15.94   (.93%)


1995       15.94       .48        2.03         2.51        (.475)        (.274)            --          (.749)        17.70   16.36%
                                                                                                             [table continued below]


[table continued]
                     RATIOS/SUPPLEMENTAL DATA
         -----------------------------------------------
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio    Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate      thousands)

ULTRA INVESTORS Year Ended Oct. 31,
1986         1.01%         --          99%      $314,672
1987         1.00%        (.5%)       137%       235,865
1988         1.00%        (.3%)       140%       258,320
1989         1.00%        2.2%        132%       346,593
1990         1.00%        (.3%)       141%       330,005
1991         1.00%        (.5%)        42%      2,147,654
1992         1.00%        (.4%)        59%      4,275,200
1993         1.00%        (.6%)        53%      8,037,417
1994         1.00%        (.1%)        78%     10,344,273


1995         1.00%        (.3%)        87%     14,375,902
                    1995 average commission paid per share traded $0.33


VISTA INVESTORS Year Ended Oct. 31,
1986         1.01%        (.3%)       121%      $159,889
1987         1.00%        (.7%)       123%       187,272
1988         1.00%         .2%        145%       206,434
1989         1.00%        (.4%)       125%       263,876
1990         1.00%        (.1%)       103%       340,621
1991         1.00%        (.3%)        92%       622,140
1992         1.00%        (.4%)        87%       829,678
1993         1.00%        (.6%)       133%       847,470
1994         1.00%        (.8%)       111%       792,343


1995         .98%         (.6%)        89%      1,675,917
                    1995 average commission paid per share traded $0.33



BALANCED INVESTORS
Oct. 20, 1988 (inception) through Oct. 31,
1988       1.00%(2)      4.4%(2)     99%(2)      $2,786
Year Ended Oct. 31,
1989         1.00%        4.2%        171%       30,156
1990         1.00%        3.8%        104%       66,407
1991         1.00%        3.1%        116%       254,884
1992         1.00%        2.4%        100%       654,123
1993         1.00%        2.4%        95%        705,698
1994         1.00%        2.7%         94%       703,866


1995         .98%         2.9%       85%(3)      815,570
                    1995 average commission paid per share traded $0.39



(1)  Actual total return for period indicated.
(2)  Annualized.
(3)  The portfolio turnover rate of the equity and fixed income components of the portfolio was 90% and 71%, respectively.

                        INFORMATION REGARDING THE FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT INVESTMENT
POLICIES OF THE FUNDS

     Twentieth Century has adopted certain investment restrictions applicable to the funds that are set forth in the statement of additional information. Those restrictions, as well as the investment objectives of the funds identified on the inside front cover page of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.
     The descriptions that follow are designed to help you choose the fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of these funds.

EQUITY FUNDS

     All of Twentieth Century's equity funds and the equity portion of the portfolio of Balanced Investors seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and standards of selection and have, in the opinion of Twentieth Century's management, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, Twentieth Century intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years continuous operation.

SELECT INVESTORS, HERITAGE INVESTORS


     Securities of companies chosen for Select and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends, or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of fund assets may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.


     Since Select is one of the largest of Twentieth Century's funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated below under the caption "Growth Investors, Ultra Investors and Vista Investors" below, it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.


     Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.


GROWTH INVESTORS, ULTRA INVESTORS AND
VISTA INVESTORS

     Management selects, for the portfolios of Growth, Ultra and Vista, securities of companies whose earnings and revenue trends meet management's standards of selection. They then deter-mine to which of the three funds the selected securities would most contribute.


     Large, established companies are generally allocated to Growth. Medium-sized and smaller companies are allocated to Ultra and Vista. As of February 1, 1996, the size of the companies (as reflected by their capitalizations) held by the funds is as follows:
                              Median Capitalization
                              of Companies Held
     ----------------------------------------------
     Growth Investors            $5,076,231,000
     Ultra Investors             $3,542,263,000
     Vista Investors             $   871,313,000
     ----------------------------------------------


     The median capitalization of the companies in a given fund may change over time. In addition, the criteria outlined above are not mutually exclusive, and a given security may be owned by more than one of the funds.
     The size of the fund and of its portfolio companies tends to give each fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large portfolio company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large portfolio company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.

BALANCED FUND

BALANCED INVESTORS

     Balanced Investors seeks capital growth and current income. Selection of securities for the equity portion of its portfolio is discussed under "Equity Funds," page 7.
     Since a portion of the fund's portfolio will be invested in fixed income securities, the opportunity for capital appreciation may be expected to be less than the other funds described in this prospectus.
     Management intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of that amount in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.
     There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity will be in the three- to 10-year range. Management will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.
     It is management's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].
     The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the management and which, in the opinion of management, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. (See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.)

OTHER INVESTMENT PRACTICES

     For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the Statement of Additional Information.

FOREIGN SECURITIES

     Each of Twentieth Century's funds described in this prospectus may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
     Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.
     Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

FORWARD CURRENCY
EXCHANGE CONTRACTS

     Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the funds' portfolios may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the funds.
     To protect against adverse movements in ex-change rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.
     A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.
     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.
     When the manager believes that a particular currency may decline in value compared to the dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.
     Each fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.
     If a fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.
     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

     The total portfolio turnover rates of the funds are shown in the Financial Highlights table on pages 5 and 6 of this prospectus.
     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that each fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
     The funds will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' board of directors.
     No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES


     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").
     Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.
     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
     There are a range of risks associated with derivative investments, including:
     * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;
     * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;
     * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
     * the risk that the counterparty will fail to perform its obligations.
     The board of directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.


PORTFOLIO LENDING

     In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of a majority of Twentieth Century's shareholders.

WHEN-ISSUED SECURITIES

     Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES


     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet Twentieth Century's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.
     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


SHORT SALES

     Twentieth Century's funds described in this prospectus may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

     A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

     From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and, with respect to the balanced fund, yield.
     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
     A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.
     With respect to Balanced Investors, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.
     The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.
     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

                      HOW TO INVEST WITH TWENTIETH CENTURY
--------------------------------------------------------------------------------
TWENTIETH CENTURY FAMILY OF FUNDS


     In addition to the 16 funds offered by Twentieth Century Investors, Inc., the Twentieth Century family of funds also includes funds offered by Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., and Twentieth Century Strategic Asset Allocations, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.
     The Twentieth Century family of mutual funds now also includes the funds offered by The Benham Group as a result of the acquisition of Benham Management Corporation, investment manager of The Benham Group, by Twentieth Century Companies, Inc. The Benham Group offers several funds with investment objectives similar to the Twentieth Century funds, but with different fee structures. You may also wish to consider the funds of The Benham Group for your investment needs. For a prospectus and more information about those funds, please call 1-800-331-8331.


INVESTING IN TWENTIETH CENTURY

     You may make an initial investment in any amount you choose in any of the funds offered by this prospectus. SUBSEQUENT INVESTMENTS TO PURCHASE ADDITIONAL SHARES IN ANY ONE FUND ACCOUNT MUST BE IN AN AMOUNT OF $50 OR MORE.* You may diversify your investments by choosing a combination of the funds for your investment program. (See "Information About Investment Policies of the Funds," page 7.)


     While there is no minimum investment requirement except as noted above, if you have one or more accounts in any fund with a share value of less than $2,500 [$1,000 for Uniform Gifts/Transfers to Minors Act ("UGMA/ UTMA") accounts], you must establish an automatic investment to purchase additional shares in each such fund account in an amount of $50 a month or more per month.** (See "Automatic Investments," page 15 and "Automatic Redemption of Shares," page 21.)


       * THIS REQUIREMENT DOES NOT APPLY TO 403(B) ACCOUNTS AND OTHER TYPES OF TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.
     ** THIS REQUIREMENT DOES NOT APPLY TO INDIVIDUAL RETIREMENT ACCOUNTS, 403(B) ACCOUNTS AND OTHER TYPES OF TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.

     You may invest in the following ways:

BY MAIL

     Send your application and check or money order to Twentieth Century. Checks must be payable in U.S. dollars.
     ADDITIONAL INVESTMENTS. When making additional investments by mail, please enclose your check with the return remittance portion of the confirmation of your previous investment, if available. If the remittance slip is not available, indicate on your check or a separate piece of paper your name, address and account number.
     Orders to purchase shares are effective on the day Twentieth Century receives your check or money order. (See "When Share Price is Determined," page 25.)

BY TELEPHONE

     Once your account is open, you may make investments by telephone if you have elected the service authorizing Twentieth Century to draw on your bank account when you call with instructions. Investments made by phone are effective at the time of your call. (See "When Share Price Is Determined," page 25.)

BY WIRE

     You may make your initial or subsequent investments in Twentieth Century by wiring funds. To do so:

(1) Instruct your bank to wire funds to the Boatmen's First National Bank of Kansas City, Missouri, ABA routing number 101000035.
(2) BE SURE TO SPECIFY ON THE WIRE:
  (A)  TWENTIETH CENTURY INVESTORS, INC.
  (B)  THE FUND YOU ARE BUYING AND ACCOUNT NUMBER (IF YOU HAVE ONE).
  (C)  YOUR NAME.
  (D)  YOUR CITY AND STATE.
  (E)  YOUR TAXPAYER IDENTIFICATION NUMBER.
     Wired funds are considered received on the day they are deposited in Twentieth Century's account if they are deposited before the close of business on the New York Stock Exchange, usually 3 p.m. Central time. (See "When Share Price Is Determined," page 25.)


AUTOMATIC INVESTMENTS

     Once your account is open, you may make investments automatically by electing the service authorizing Twentieth Century to draw on your bank account. SUCH INVESTMENTS MUST BE IN AMOUNTS OF NOT LESS THAN $50 IN ANY ONE ACCOUNT. You should inquire at your bank whether it will honor a preauthorized electronic draft. Contact Twentieth Century if your bank cannot accept electronic drafts or if it requires additional documentation.
     You may change the date or amount of your automatic investment anytime by letter or telephone call to Twentieth Century at least five business days before the change is to become effective.


ADDITIONAL INFORMATION
ABOUT INVESTMENTS

     TWENTIETH CENTURY CANNOT ACCEPT INVESTMENTS SPECIFYING A CERTAIN PRICE, DATE OR NUMBER OF SHARES AND WILL RETURN THESE INVESTMENTS.
     Once you have mailed or otherwise trans-mitted your investment instruction to Twentieth Century, it may not be modified or cancelled.
     Each fund reserves the right to suspend the offering of shares for a period of time, and each fund reserves the right to reject any specific purchase order including purchases by exchange. Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the funds.
     Twentieth Century intends, upon 60 days' prior notice, to involuntarily redeem shares in any account that does not meet the minimum value or automatic investment requirements applicable to such account. Twentieth Century reserves the right to change the amount of these minimums from time to time or waive them in whole or in part for certain classes of investors. (See "Automatic Investments," this page and "Automatic Redemption of Shares," page 21.)
     Transactions in shares of the funds may be executed by brokers or investment advisers who charge a fee for their services. You should be aware of the fact that these transactions may be made directly with Twentieth Century without incurring such fees.

TAX IDENTIFICATION NUMBER

     You must furnish Twentieth Century with your tax identification number and state whether or not you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Internal Revenue Code and Regulations. Unless previously furnished, investments received without such certifications will be returned. Instructions to exchange or transfer shares held in established accounts will be refused unless the certifications have been provided, and redemption of such shares will be subject to federal tax withholding at the rate of 31%. In addition, redemption proceeds will be reduced by $50 to reimburse Twentieth Century for the penalty that the IRS will impose on the company for failure to report your tax identification number on information reports. Please avoid
                                       15
these penalties by correctly furnishing your tax identification number.

CERTIFICATES

     At your written request, Twentieth Century will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or Twentieth Century has satisfactory proof of payment, such as a copy of your cancelled check. Negotiable certificates will not be issued for fund shares held in accounts that do not meet the minimum account value requirement for that fund.

SPECIAL SHAREHOLDER SERVICES

     You may establish one or more special services designed to provide an easy way to do business with Twentieth Century. By electing these services on your application or by completing the appropriate forms, you may authorize:
     *   Investments by phone.
     *   Automatic investments.
     *   Exchanges and redemptions by phone.
     * Exchanges and redemptions in writing signed by any one registered owner.
     *   Redemptions without a signature guarantee.
     * Transmission of redemption proceeds by wire or electronic funds transfer.
     An election to establish any of the above services, except automatic investments, will also apply to all existing and future accounts in the Twentieth Century family of funds listed under the same social security number or employer identification number.
     With regard to the service which enables you to exchange and redeem by phone or in writing signed by only one registered owner and with respect to redemptions without a signature guarantee, Twentieth Century, its transfer agent and investment adviser will not be responsible for any loss for instructions that they reasonably believe are genuine. Twentieth Century intends to employ reasonable procedures to confirm that instructions received by Twentieth Century for your account in fact are genuine. Such procedures will include requiring personal information to verify the identity of callers, providing written confirmations of telephone transactions, and recording telephone calls. If Twentieth Century does not employ reasonable procedures to confirm the genuineness of instructions, then Twentieth Century may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE YOUR
INVESTMENT FROM ONE TWENTIETH
CENTURY FUND TO ANOTHER

     You may exchange your shares for shares of other funds in the Twentieth Century family of funds, subject to any applicable minimum initial investment requirements of the funds into which you wish to exchange. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.


     Except as noted below, exchanges from any one fund account are limited to six times in any one calendar year. In addition, the shares being exchanged and the shares of each fund being acquired must have a current value of at least $100 and otherwise meet the minimum investment requirement, if any, of the fund being acquired. If you would like to exchange your shares, please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds. (See "Additional Information About Exchanges," page 17.)


     Shares of the funds may be received in exchange for shares of any series issued by the other members of the Twentieth Century family of funds.
     THE EXCHANGE PRIVILEGE IS NOT DESIGNED TO AFFORD SHAREHOLDERS A WAY TO PLAY SHORT-TERM SWINGS IN THE MARKET. TWENTIETH CENTURY IS NOT SUITABLE FOR THAT PURPOSE.

BY TELEPHONE

     You may exchange your shares by phone if you have authorized Twentieth Century to accept telephone instructions. (Before calling, read "Additional Information About Exchanges," on this page.)

BY MAIL

     You may direct Twentieth Century in writing to exchange your shares.
     If you have authorized Twentieth Century to accept written instructions from any one registered owner, and if the shares are owned by two or more persons, only one signature is required on your written exchange request. Otherwise, the request should be signed by each person in whose name the shares are registered. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as John Robert Jones, he should sign that way and not as John R. Jones.
     (Before writing, read "Additional Information About Exchanges," on this page.)

ADDITIONAL INFORMATION
ABOUT EXCHANGES


  (1) IN A EXCHANGE FROM ONE ACCOUNT TO ANOTHER ACCOUNT, THE SHARES BEING
      SOLD AND THE NEW SHARES BEING PURCHASED MUST HAVE A CURRENT VALUE OF AT LEAST $100 AND YOU MUST MEET ANY INVESTMENT MINIMUM IMPOSED BY THE FUND BEING ACQUIRED.
  (2) EXCHANGES FROM ANY ONE FUND ACCOUNT ARE LIMITED TO SIX TIMES IN ANY ONE CALENDAR YEAR except for the exchange of shares pursuant to an automatic exchange program. [This limitation will not apply to automatic Twentieth Century College Investment Program exchanges or to shares held in 403(b) accounts and certain pooled accounts owned by institutional investors.]


 (3) The shares being acquired must be qualified for sale in your state of residence.
  (4) If the shares are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.
  (5) ONCE YOU HAVE TELEPHONED OR MAILED YOUR EXCHANGE REQUEST, IT IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
  (6) If, in any 90-day period, the total of your exchanges and your redemptions from any one account in the equity funds or the balanced fund exceeds the lesser of $250,000 or 1% of such fund's assets, further exchanges will be subject to special requirements to comply with Twentieth Century's policy on large redemptions. (See "Special Requirements for Large Redemptions," page 20.)
  (7) For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of your exchange order.
  (8) Shares MAY NOT be exchanged unless you have furnished Twentieth Century with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Tax Identification Number," page 15.)
  (9) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.
 (10 If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request.
                                       17

HOW TO REDEEM SHARES

     Twentieth Century will buy back ("redeem") your shares at any time at the net asset value next determined after receipt of a redemption request in good order. (Before redeeming, please read "Special Requirements for Large Redemptions," page 20, "Additional Information About Redemptions," page 21 and "When Share Price Is Determined," page 25.)
     Your redemption proceeds may be delayed if you have owned your shares less than 15 days. (See "Redemption Proceeds," page 19.)
     ALL REQUESTS TO REDEEM SHARES HAVING A VALUE OF $25,000 OR MORE, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE IN WRITING. ADDITIONALLY, THE REQUEST MUST BE SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 19 and "How to Change Your Address of Record," page 22.)

BY TELEPHONE

     If you have authorized Twentieth Century to accept telephone instructions, you may redeem your shares by telephone. ONCE MADE, YOUR TELEPHONE REQUEST MAY NOT BE MODIFIED OR CANCELLED.
     If you call before the close of the New York Stock Exchange, usually 3 p.m. Central time, you will receive that day's closing price.
     (Before calling, read "Additional Information About Redemptions," page 21.)

BY MAIL

     Your written instructions to redeem shares may be in any one of the following forms:
     * A redemption form, available from Twentieth Century.
     * A letter to Twentieth Century.
     * An assignment form or stock power.
     * An endorsement on the back of your negotiable stock certificate, if you have one.
     ONCE MAILED TO TWENTIETH CENTURY, THE REDEMPTION REQUEST IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
     If you have authorized Twentieth Century to accept written instructions from any one registered owner without a signature guarantee, only one signature is required on your written redemption request and it need not be guaranteed.
     If you have not elected this special service, all signatures must be guaranteed. (See "Signature Guarantee," page 19.) The request must be signed by each person in whose name the shares are registered; for example, in the case of joint ownership, each owner must sign.
     All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.
     (Before writing, see "Additional Information About Redemptions," page 21.)

BY CHECK-A-MONTH

     Twentieth Century's Check-A-Month plan automatically redeems enough shares each month to provide you with a check for a minimum of $25. To set up a Check-A-Month plan, call Twentieth Century for instructions.
     Shares will be redeemed on the 20th day of each month or the next business day, and your check will be mailed the next day. If your monthly checks exceed the dividends, interest and capital appreciation on your shares, the payments will deplete your investment.
     Amounts paid to you by Check-A-Month are not a return on your investment. They are derived from the redemption of shares in your account, and you must report on your income tax return gains or losses that you realize.

     You may specify a Check-A-Month when you make your first investment. If you order a Check-A-Month thereafter, then, as in any redemption, the request for a Check-A-Month or any increase in amount must be signed by all owners with their signatures guaranteed unless Twentieth Century has been authorized to accept instructions from any one owner, by telephone or in writing without a signature guarantee.
     You may request that the Check-A-Month be sent to an address other than the address of record at the time of your first investment. Thereafter, a request to send a Check-A-Month to an address other than the address of record must be signed by all owners, with their signatures guaranteed.
     Twentieth Century may terminate the Check- A-Month at any time, upon notice to you, and you likewise may terminate it or change the amount of the Check-A-Month, by notice to Twentieth Century in writing or by telephone. Termination or change will become effective within five business days following receipt of your instruction.
     Your Check-A-Month plan may begin anytime after you have owned your shares for 15 days.

SIGNATURE GUARANTEE

     When a signature guarantee is required, each signature MUST be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature guarantee ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. Twentieth Century may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.
     Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel in foreign countries may acknowledge their signatures before officers authorized to take acknowledgements (e.g., legal officers and adjutants).


     Twentieth Century may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signatures of all registered owners from its account records. Twentieth Century reserves the right to amend or discontinue this waiver policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.


REDEMPTION PROCEEDS

     Redemption proceeds may be sent to you:

BY MAIL

     If your redemption check is mailed, it is usually mailed on the second business day after receipt of your redemption request, but not later than seven days afterwards. When a redemption occurs shortly after a recent purchase made by check or electronic draft, Twentieth Century may hold the redemption proceeds beyond seven days but only until the purchase funds have cleared, which may take up to 15 days or more. No interest is paid on the redemption proceeds after the redemption is processed but before your redemption check is mailed. IF YOU ANTICIPATE REDEMPTIONS SOON AFTER YOU PURCHASE YOUR SHARES, YOU ARE ADVISED TO WIRE FUNDS TO AVOID DELAY.
     Except for a direct transfer of proceeds from an IRA or 403(b) to a custodian of another IRA or 403(b), and as noted below, all checks will be made payable to the registered owner of the shares and will be mailed only to the address of record.
     If you would like a redemption check made payable to someone other than the registered owner of the shares and/or mailed to an address other than the address of record, your request to redeem must (1) be made in writing; (2) include an instruction to make the check payable to someone other than the registered owner of the shares and/or mail it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. (See "Signature Guarantee," on page 19.) Redemptions from UGMA/UTMA accounts and from certain types of retirement accounts, such as IRA, 403(b) and qualified retirement plan accounts, will not be eligible for this special service. If you would like to use this special service but are not certain that a redemption from your account is eligible, please call Twentieth Century prior to submitting your request. (See "Telephone Services," page 21.)


BY WIRE AND ELECTRONIC
FUNDS TRANSFER

     You may authorize Twentieth Century to transmit redemption proceeds by wire or electronic funds transfer. These services will be effective 30 days after Twentieth Century receives the authorization.
     Proceeds from the redemption of shares will normally be transmitted on the first business day, but not later than the seventh day, following the date of redemption.
     Your bank usually will receive wired funds the day they are transmitted or the next day. Electronically transferred funds will ordinarily be received within one to seven days after transmission. Once the funds are transmitted, the time of receipt and the availability of the funds are not within Twentieth Century's control. Wired funds are subject to a charge of $10 to cover bank wire charges, which is deducted from redemption proceeds.
     If your bank account changes, you must send a new "voided" check, preprinted with your bank registration, with written instructions, including tax identification number. The change will be effective 30 days after receipt by Twentieth Century.
     Redemption proceeds will be transmitted by wire or electronic funds transfer only after Twentieth Century is satisfied that checks or electronic drafts that paid for the shares have cleared, i.e., after 15 days have elapsed from the time of purchase, or you have furnished Twentieth Century with satisfactory proof that the purchase funds have cleared. If a purchase were made by check, for example, a copy of the cancelled check would be satisfactory proof. No interest is paid on the redemption proceeds after the redemption and before the funds are transmitted. IF YOU ANTICIPATE REDEMPTIONS WITHIN 15 DAYS AFTER YOU PURCHASE SHARES, YOU ARE ADVISED TO WIRE FUNDS TO PAY FOR YOUR PURCHASES TO AVOID DELAY.

SPECIAL REQUIREMENTS FOR
LARGE REDEMPTIONS

     Twentieth Century has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, Twentieth Century reserves the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to you in lieu of cash without prior notice.
     If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing Twentieth Century with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.
     Despite its right to redeem fund shares through a redemption-in-kind, Twentieth Century
                                       20
does not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, Twentieth Century expects redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

AUTOMATIC REDEMPTION OF SHARES

     If at any time you have a fund account that falls into either of the following categories:
     (i) you invested the required minimum initial investment amount for the fund, currently $2,500 ($1,000 for UGMA/UTMA accounts), but due to exchanges or redemptions you have made, the account now has a value of less than the minimum initial investment amount; or
     (ii) you have not invested the minimum initial investment amount, and an automatic investment program of $50 or more each month does not exist for the account;
a notification will be sent advising you of the need to either make an investment to bring the value of the shares held in the account up to the minimum initial investment amount or to establish an automatic investment program of $50 or more each month. If the investment is not made or the automatic investment is not established within 60 days from the date of notification, the shares held in the fund account will be redeemed and the proceeds from the redemption will be sent by check to your address of record.
     The automatic redemption of shares will not apply to College Investment Program accounts in the rebalancing phase, Individual Retirement Accounts, 403(b) accounts and other types of tax-deferred retirement plan accounts. In addition, Twentieth Century reserves the right to modify its policies regarding the automatic redemption of shares, or to waive such policies in whole or in part for certain classes of investors.

ADDITIONAL INFORMATION
ABOUT REDEMPTIONS

     If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Twentieth Century in good order.
     Twentieth Century reserves the right to revise or terminate the telephone redemption privilege at any time.
     REDEMPTIONS SPECIFYING A CERTAIN DATE OR PRICE CANNOT BE ACCEPTED AND WILL BE RETURNED.
     If the shares are represented by a negotiable stock certificate, the certificate must be returned before the redemption can be effected.
     ALL REDEMPTIONS ARE MADE AND THE PRICE IS DETERMINED ON THE DAY WHEN ALL DOCUMENTATION, PROPERLY COMPLETED, IS RECEIVED BY TWENTIETH CENTURY. (SEE "WHEN SHARE PRICE IS DETERMINED," PAGE 25.)
     If a request to redeem is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request. Please call or write Twentieth Century for further information.
     A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W-4P and a reason for withdrawal as specified by the IRS.

TELEPHONE SERVICES

INVESTORS LINE

     You may reach a Twentieth Century Investor Services Representative by calling our Investors Line at 1-800-345-2021. On our Investors Line you may request information about our funds and a current prospectus, speak with an Investor Services Representative about your account, or get answers to any questions that you may have about the funds and the services we offer. In addition, if you have authorized telephone transactions in your account, you may have an Investor Services Representative help you with investment, exchange and redemption transactions.
     UNUSUAL STOCK MARKET CONDITIONS HAVE IN THE PAST RESULTED IN AN INCREASE IN THE NUMBER OF SHAREHOLDER TELEPHONE CALLS.IF YOU EXPERIENCE DIFFICULTY IN REACHING TWENTIETH CENTURY ON THE INVESTORS LINE DURING SUCH PERIODS, YOU SHOULD CONSIDER SENDING YOUR TRANSACTION INSTRUCTIONS BY MAIL, EXPRESS MAIL OR COURIER SERVICE OR USING OUR AUTOMATED INFORMATION LINE, IF YOU HAVE REQUESTED AND RECEIVED AN ACCESS CODE AND ARE NOT ATTEMPTING TO REDEEM SHARES.

AUTOMATED INFORMATION LINE

     In addition to reaching us on our Investors Line, you may also reach us by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also obtain an access code that will allow you to use the Automated Information Line to make investment and exchange transactions in your accounts and obtain information about your share balance, account value and the most recent transaction. REDEMPTION TRANSACTIONS CANNOT BE MADE ON THE AUTOMATED INFORMATION LINE. Please call our Investors Line at 1-800-345-2021 for more information on how to obtain an access code for our Automated Information Line.

HOW TO CHANGE YOUR
ADDRESS OF RECORD

     You may notify Twentieth Century of changes in your address of record either by writing us or calling our Investors Line. Because your address of record impacts every piece of information we send to you, you are urged to notify us promptly of any change of address. TO PROTECT YOU AND TWENTIETH CENTURY, ALL REQUESTS TO REDEEM SHARES HAVING A VALUE OF $25,000 OR MORE, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE MADE IN WRITING, SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 19.)

TAX-QUALIFIED RETIREMENT PLANS

     Twentieth Century's funds are available for your tax-deferred retirement plan. Call or write Twentieth Century and request the appropriate forms for:
     * Individual Retirement Accounts (IRAs).
     * 403(b) plans for employees of public school systems and non-profit organizations.
     * Profit sharing plans and pension plans for corporations and other employers.

HOW TO TRANSFER AN INVESTMENT
TO A TWENTIETH CENTURY
RETIREMENT PLAN

     It is easy to transfer your tax-deferred plan to Twentieth Century from another company or custodian. Call or write Twentieth Century for a Request to Transfer form.
     If you direct Twentieth Century to transfer funds from an existing non-retirement Twentieth Century account into a retirement account, the shares in your non-retirement account will be redeemed. The redemption proceeds will be invested in your Twentieth Century IRA or other tax-qualified retirement plan. The redemption is a taxable event resulting in a taxable gain or loss.

COLLEGE INVESTMENT PROGRAM

     Through this special service, you can systematically invest for a child's college education. You may make automatic investments in any amount you choose (minimum of $50) in shares of Select Investors. As the child nears college age, or another age you select, Twentieth Century will automatically begin reallocating a predetermined percentage of your investment from shares of Select Investors to shares of our money market fund, Cash Reserve. (See Twentieth Century's Fixed Income Funds Prospectus.) The percentage of your investment that will be reallocated is based on the number of years over which you want the reallocation to occur. Call Twentieth Century for additional information about this service.

HOW TO TRANSFER YOUR SHARES
TO ANOTHER PERSON

     You may transfer ownership of your shares to another person or organization by written instructions to Twentieth Century, SIGNED BY ALL OWNERS AND WITH SIGNATURES GUARANTEED AS DESCRIBED UNDER "SIGNATURE GUARANTEE," PAGE 19. IF THE SHARES ARE REPRESENTED BY A NEGOTIABLE STOCK CERTIFICATE, THE CERTIFICATE MUST BE RETURNED WITH YOUR TRANSFER INSTRUCTIONS.

REPORTS TO SHAREHOLDERS

     At the end of each quarter, Twentieth Century will send you a consolidated statement that summarizes all of your Twentieth Century holdings. At the same time, you will also receive an individual statement for each Twentieth Century fund you own with complete year-to-date information on activity in your account. You may at any time also request a statement of your account activity be sent to you.
     With the exception of the automatic transactions noted below, each time you invest, redeem, transfer or exchange shares, Twentieth Century will send you a confirmation of the transaction. Automatic investment purchases and 403(b) purchases (other than transfers), exchange made in an automatic exchange program, purchases made by direct deposit and transfers made in a Transfer-A-Month program will be confirmed on your next consolidated quarterly statement. Please carefully review all information in your confirmation or consolidated statement relating to transactions to ensure that your instructions have been acted on properly. Please notify Twentieth Century in writing if there is an error. If you fail to provide notification of an error with reasonable promptness i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions noted above, we will deem you to have ratified the transaction.
     No later than January 31 of each year, Twentieth Century will send you the following reports, which you may use in completing your U.S. income tax return:
     Form 1099-DIV Reports taxable distribu-tions during the preceding year.
                   (If you did not receive taxable distributions in the
                   previous year, you will not receive a 1099-DIV.)
     Form 1099-B   Reports proceeds paid on redemptions during the preceding
                   year.
     Form 1099-R   Reports distributions from IRAs and 403(b) plans during the preceding year.
     At such time as prescribed by law, Twentieth Century will send you a Form 5498, which reports contributions to your IRA for the previous calendar year.
     In December of each year, Twentieth Century will send you an annual report that includes audited financial statements for the fiscal year ending the preceding October 31 and a list of securities in its portfolios on that date. In

June of each year, Twentieth Century will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding April 30, as well as a list of securities in its portfolios on that date. Twentieth Century does not publish interim lists of portfolio securities.
     Twentieth Century usually prepares and mails to the address of record a new prospectus dated March 1 of each year.
     Each year that an annual meeting is held you will receive a notice of the annual meeting of shareholders (and of special meetings, if any) and a proxy statement.
     BECAUSE TWENTIETH CENTURY NEEDS YOUR VOTE TO CONDUCT ITS ANNUAL MEETING OF SHAREHOLDERS, YOU ARE URGED TO RETURN PROXIES PROMPTLY.
     IT IS IMPORTANT THAT YOU NOTIFY TWENTIETH CENTURY PROMPTLY OF ANY CHANGE OF ADDRESS. (See "How to Change Your Address of Record," page 22.)

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------
SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is their net asset value next determined after receipt of your instruction to purchase, exchange or redeem. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
     Investments and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century of the investment or redemption request. For example, investments and requests to redeem shares received by Twentieth Century before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.
     Investments are considered received only when your check or wired funds are received by Twentieth Century. Wired funds are considered received on the day they are deposited in Twentieth Century's bank account if they are deposited before the close of business on the Exchange, usually 3 p.m. Central time.
     Investments by telephone pursuant to your prior authorization to Twentieth Century to draw on your bank account are considered received at the time of your telephone call.
     Investment and transaction instructions received by Twentieth Century on any business day by mail at its office prior to the close of business on the Exchange, usually 3 p.m. Central time, will receive that day's price. Investments and instructions received after that time, will receive the price determined on the next business day.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:
     The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the board of directors.
     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
     Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.
     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION
ABOUT SHARE PRICE

     The net asset values of Twentieth Century's funds are published in leading newspapers daily. The net asset values may also be obtained by calling Twentieth Century. (See "Telephone Services," page 21.)

DISTRIBUTIONS

     In general, distributions from net investment income and net realized securities gains, if any, are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

EQUITY FUNDS

     Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.
     THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU MAY MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

BALANCED FUND

     Distributions from investment income will be paid quarterly in March, June, September and December. Distributions from net profits realized on the sale of securities, if any, will be paid annually on or before December 31.

GENERAL INFORMATION
ABOUT DISTRIBUTIONS

     Distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 and distributions on shares purchased within the last 15 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.
     The board of directors may elect not to distribute capital gains in whole or in part to take advantage of loss carryovers.
     A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, real-ized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.
     Because such gains and dividends are in- cluded in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. (See "Taxes," on this page.)
     If your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the value of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date plus the cash received is equal to the value of the shares before the record date. For example, if your shares immediately before the distribution have a value of $10, including $2 in dividends and capital gains realized by the fund during the year, and if the $2 is distributed, the value will decline to $8. If the $2 is reinvested at $8 per share, you will receive
 .250 shares, so that, after the distribution, you will have 1.250 shares at $8 per share, or $10, the same as before.

TAXES

     Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.
     Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.
     Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.
     If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.
     If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies, capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders.
     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. (See "General Information About Distributions," on page 26.)
     In January of the year following the distribution, Twentieth Century will send you a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.
     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax adviser about the tax status of such distributions in your own state.
     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, Twentieth Century is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the social security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. PAYMENTS REPORTED BY TWENTIETH CENTURY THAT OMIT YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER WILL SUBJECT TWENTIETH CENTURY TO A PENALTY OF $50, WHICH WILL BE CHARGED AGAINST YOUR ACCOUNT IF YOU FAIL TO PROVIDE THE CERTIFICATION BY THE TIME THE REPORT IS FILED, AND IS NOT REFUNDABLE. (See "Tax Identification Number," page 15.)
     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century. Acting pursuant to an investment advisory agreement entered into with Twentieth Century, Investors Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Investors Research has been providing investment advisory services to Twentieth Century since it was founded in 1958.


     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be pro-viding investment management services to Benham funds.


     Investors Research supervises and manages the investment portfolios of Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.
     The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years are as follows:
     JAMES E. STOWERS III, President and Portfolio Manager, joined Twentieth Century in 1981. He is a member of the teams that manage Growth Investors, Ultra Investors and Vista Investors.
     ROBERT C. PUFF JR., Executive Vice President and Chief Investment Officer, has been a Portfolio Manager since joining Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
     CHARLES M. DUBOC, Senior Vice President and Portfolio Manager, joined Twentieth Century in August 1985, and served as Fixed Income Portfolio Manager from that time until April 1993. In April 1993, Mr. Duboc joined Twentieth Century's equity investment efforts. He is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors.
     CHRISTOPHER K. BOYD, Vice President and Portfolio Manager, joined Twentieth Century in March 1988 as an Investment Analyst, a position he held until December 1990. At that time he was promoted to Assistant Portfolio Manager, and then was promoted to Portfolio Manager in December 1992. He is a member of the team that manages Growth Investors and Ultra Investors.
     GLENN A. FOGLE, Vice President and Portfolio Manager, joined Twentieth Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista Investors.
     DEREK FELSKE, Vice President and Portfolio Manager, joined Twentieth Century in September 1993 as a Portfolio Manager. He is a member of the team that manages Growth Investors and Ultra Investors. Prior to joining Twentieth Century, Mr. Felske served as a member of the portfolio management team of RCM Capital Management, a San Francisco, California-based investment management firm, a position he held from May 1991 to September 1993. From September 1989 to May 1991, Mr. Felske attended the University of Pennsylvania-Wharton School of Business, where he obtained an MBA in finance.
     NANCY B. PRIAL, Vice President and Portfolio Manager, joined Twentieth Century in February 1994 as a Portfolio Manager. She is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors. For more than four years prior to joining Twentieth Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts.
     NORMAN E. HOOPS, Senior Vice President and Fixed Income Portfolio Manager, joined Twentieth Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages the fixed income portion of Balanced Investors.
     The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
     For the services provided to Twentieth Century, Investors Research receives an annual fee of 1% of the average net assets of each series of shares offered by this prospectus. On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
     The management fees paid by the funds to Investors Research may be higher than that paid by many investment companies. However, most if not all of such companies also pay in addition certain of their own expenses, while virtually all of Twentieth Century's expenses except as specified above are paid by Investors Research.


CODE OF ETHICS

     Twentieth Century and Investors Research have adopted a Code of Ethics that restricts personnel investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio manager and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.


TRANSFER AND ADMINISTRATIVE SERVICES

     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century, and is paid for such services by Investors Research.


     Certain recordkeeping and administrative services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium, or by broker dealers for their customers investing in shares of Twentieth Century or by sponsors of multi mutual fund no- low-transaction fee programs. Investors Research may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.


     From time to time, special services may be offered to shareholders who maintain higher share balances in the funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by Investors Research.
     Investors Research and Twentieth Century Services, Inc. are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, controls Twentieth Century Companies by virtue of his ownership of a majority of its common stock.

FURTHER INFORMATION
ABOUT TWENTIETH CENTURY

     Twentieth Century Investors, Inc. was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
     Twentieth Century is a diversified, open-end management investment company whose shares are presently held by more than 1.5 million shareholders. Its business and affairs are managed by its officers under the direction of its board of directors.
     The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (For local Kansas City area or international callers: 816-531-5575.)
     Twentieth Century issues 16 series of $.01 par value shares. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.
     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
     Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
     TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                                             TWENTIETH CENTURY
                                               INVESTORS, INC.
                                          EQUITY FUNDS PROSPECTUS
                                               MARCH 1, 1996

     [company logo]
     ------------------------------
     P.O. Box 419200
     ------------------------------
     Kansas City, Missouri
     ------------------------------
     64141-6200
     ------------------------------
     1-800-345-2021 or 816-531-5575
     ------------------------------


                                             [company logo]
     -----------------------------------------------------------------------
     SH-BKT-4299
     9603

     (C) 1996 Twentieth Century Services, Inc.   Recycled

                         TWENTIETH CENTURY
                          INVESTORS, INC.
                   FIXED INCOME FUNDS PROSPECTUS


                           MARCH 1, 1996


--------------------------------------------------------------------------------
         Twentieth Century Investors, Inc., a member of the Twentieth Century family of funds, offers 16 no-load mutual funds covering a variety of investment opportunities. Nine of the funds invest in fixed income or debt instruments and are described in this prospectus. Their investment objectives are listed on the inside cover of this prospectus. The seven funds that invest primarily in equity securities are described in separate prospectuses.

     NO-LOAD MUTUAL FUNDS

     Twentieth Century's funds are "no-load" investments, which means there are no sales charges or commissions. Twentieth Century has no 12b-1 plan or other deferred sales charges. The minimum investment requirement for each of the funds offered by this prospectus is stated on the inside cover. (See "Automatic Redemption of Shares," page 26.)


     This prospectus gives you information about Twentieth Century that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1996, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:


                 Twentieth Century Investors, Inc.
                4500 Main Street * P.O. Box 419200
                    Kansas City, MO 64141-6200
                          1-800-345-2021
                  Local and international calls:
                           816-531-5575
              Telecommunications device for the deaf:
                          1-800-634-4113
                     In Missouri: 816-753-1865
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT OBJECTIVES OF THE FUNDS
--------------------------------------------------------------------------------

CASH RESERVE
is a money market fund which seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instru-ments and maintaining a weighted average maturity of not more than 90 days.
     AN INVESTMENT IN CASH RESERVE IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.
MINIMUM INVESTMENT $1,000.

U.S. GOVERNMENTS SHORT-TERM
seeks income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three years or less. MINIMUM INVESTMENT $2,500.

U.S. GOVERNMENTS INTERMEDIATE-TERM
seeks a competitive level of income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three to 10 years.
MINIMUM INVESTMENT $2,500.

LIMITED-TERM BOND
seeks income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less.
MINIMUM INVESTMENT $2,500.

INTERMEDIATE-TERM BOND
seeks a competitive level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years.
MINIMUM INVESTMENT $2,500.

LONG-TERM BOND
seeks a high level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of 10 years or greater.
MINIMUM INVESTMENT $2,500.

TAX-EXEMPT SHORT-TERM
seeks income generally exempt from federal income taxes. The fund intends to pursue its investment objective by investing in tax-exempt bonds and maintaining a weighted average maturity of three years or less.

MINIMUM INVESTMENT $5,000.


TAX-EXEMPT INTERMEDIATE-TERM
seeks a competitive level of income generally exempt from federal income taxes. The fund intends to pursue its investment objective by investing in tax-exempt bonds and maintaining a weighted average maturity of three to 10 years.

MINIMUM INVESTMENT $5,000.


TAX-EXEMPT LONG-TERM
seeks a high level of income generally exempt from federal income taxes.
The fund intends to pursue its investment objective by investing in longer-term tax-exempt bonds and maintaining a weighted average maturity of 10 years or greater.

MINIMUM INVESTMENT $5,000.


There is no assurance that the funds will achieve their respective investment objectives.
--------------------------------------------------------------------------------
NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY TO GIVE ANY INFORMATION OR
MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY THE COMPANY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                                TABLE OF CONTENTS

          TRANSACTION AND OPERATING EXPENSE TABLE ................    4
          FINANCIAL HIGHLIGHTS ...................................    5


                                INFORMATION REGARDING THE FUNDS

          INFORMATION ABOUT INVESTMENT
            POLICIES OF THE FUNDS ................................    8
            Cash Reserve .........................................    8
            U.S. Governments Short-Term and
              U.S. Governments Intermediate-Term .................    8
            Limited-Term Bond, Intermediate-Term Bond
            and Long-Term Bond ...................................   10
            Tax-Exempt Funds: Short-Term,
            Intermediate-Term and Long-Term ......................   11
          FUNDAMENTALS OF
            FIXED INCOME INVESTING ...............................   12
          TAX-EXEMPT SECURITIES ..................................   13
          OTHER INVESTMENT PRACTICES .............................   14
            Portfolio Turnover ...................................   14
            Repurchase Agreements ................................   14
            Derivative Securities ................................   15
            Portfolio Lending ....................................   15
            Foreign Securities ...................................   16
            When-Issued Securities ...............................   16
            Rule 144A Securities .................................   16
            Interest Rate Futures Contracts and
            Options Thereon ......................................   17
          PERFORMANCE ADVERTISING ................................   17

                             HOW TO INVEST WITH TWENTIETH CENTURY

         TWENTIETH CENTURY FAMILY OF FUNDS .......................   19
         INVESTING IN TWENTIETH CENTURY ..........................   19
            By Mail ..............................................   19
            By Telephone .........................................   19
            By Wire ..............................................   19
            Automatic Investments ................................   20
            Additional Information About Investments .............   20
            Tax Identification Number ............................   20
            Certificates .........................................   20
         SPECIAL SHAREHOLDER SERVICES ............................   21
         HOW TO EXCHANGE YOUR INVESTMENT
            FROM ONE TWENTIETH CENTURY FUND
            TO ANOTHER ...........................................   21
            By Telephone .........................................   21
            By Mail ..............................................   21
            Additional Information About Exchanges ...............   22
         HOW TO REDEEM SHARES ....................................   22
            By Telephone .........................................   23
            By Mail ..............................................   23
            By Check-A-Month .....................................   23
            By Check Writing .....................................   24
            Signature Guarantee ..................................   24
         REDEMPTION PROCEEDS .....................................   25
            By Mail ..............................................   25
            By Wire and Electronic Funds Transfer ................   25
            Automatic Redemption of Shares .......................   26
            Additional Information About Redemptions .............   26
         TELEPHONE SERVICES ......................................   26
            Investors Line .......................................   26
            Automated Information Line ...........................   26
         HOW TO CHANGE YOUR ADDRESS OF RECORD ....................   27
         TAX-QUALIFIED RETIREMENT PLANS ..........................   27
         HOW TO TRANSFER AN INVESTMENT TO A
            TWENTIETH CENTURY RETIREMENT PLAN ....................   27
         COLLEGE INVESTMENT PROGRAM ..............................   28
         HOW TO TRANSFER YOUR SHARES
            TO ANOTHER PERSON ....................................   28
         REPORTS TO SHAREHOLDERS .................................   28

                            ADDITIONAL INFORMATION YOU SHOULD KNOW

         SHARE PRICE .............................................   30
            When Share Price Is Determined .......................   30
            How Share Price Is Determined ........................   30
            Where to Find Information
              About Share Price ..................................   31
         DISTRIBUTIONS ...........................................   31
         TAXES ...................................................   31
         MANAGEMENT ..............................................   33
            Investment Management ................................   33
            Code of Ethics .......................................   34
            Transfer and Administrative Services .................   34
         FURTHER INFORMATION
            ABOUT TWENTIETH CENTURY ..............................   35



                                               TRANSACTION AND OPERATING EXPENSE TABLE
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Tax-Exempt
                                                                                                                     Short-Term,
                                                                                                Cash Reserve,         Tax-Exempt
                                                                              Intermediate-   U.S. Governments       Intermediate-
                                                                             Term Bond, U.S.   Short-Term and          Term and
                                                             Long-Term         Governments      Limited-Term          Tax-Exempt
                                                               Bond         Intermediate-Term       Bond               Long-Term

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases                   none               none             none                 none
     Maximum Sales Load Imposed on Reinvested
       Dividends                                               none               none             none                 none
     Deferred Sales Load                                       none               none             none                 none
     Redemption Fee(1)                                         none               none             none                 none
     Exchange Fee                                              none               none             none                 none
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
     Management Fees(2)                                         .80%               .75%             .70%                 .60%
     12b-1 Fees                                                none               none             none                 none
     Other Expenses(3)                                         0.00%              0.00%            0.00%                0.00%
     Total Fund Operating Expenses                             .80%                .75%             .70%                 .60%

EXAMPLE
     You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption the end of each time period:
          1 year                                                 $ 8                $ 8             $ 7                $ 6
          3 years                                                 26                 24              22                 19
          5 years                                                 44                 42              39                 34
          10 years                                                99                 93              87                 75

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Twentieth Century funds offered by this prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.
         NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     (1) Redemption proceeds sent by wire are subject to a $10 processing charge.


     (2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 34.


     (3) Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were
         0.0014 of 1% of average net assets for the most recent fiscal year.


                                                        FINANCIAL HIGHLIGHTS
                                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     The Financial Highlights for each of the periods presented (except as noted) have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the corporation's annual report, which is incorporated by reference into the statement of additional information. The annual report contains additional performance information and will be made available upon request and without charge.

                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ----------------------------------   ---------------------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total      Dividends     Realized      Net Realized                Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of   Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period Return(1)

CASH RESERVE (2)
Year Ended Oct. 31,
1986     $ 1.00      $.06       $.001         $.06        $(.062)       $(.001)           --          $(.063)       $1.00     6.46%
1987       1.00       .06          --          .06         (.056)          --              --          (.056)        1.00     5.75%
1988       1.00       .07          --          .07         (.065)          --              --          (.065)        1.00     6.73%
1989       1.00       .08          --          .08         (.083)          --              --          (.083)        1.00     8.66%
1990       1.00       .07          --          .07         (.074)          --              --          (.074)        1.00     7.67%
1991       1.00       .06          --          .06         (.058)          --              --          (.058)        1.00     5.95%
1992       1.00       .04          --          .04         (.037)          --              --          (.037)        1.00     3.74%
1993       1.00       .02          --          .02         (.023)          --              --          (.023)        1.00     2.30%
1994       1.00       .03          --          .03         (.032)          --              --          (.032)        1.00     3.21%


1995       1.00       .05          --          .05         (.052)          --              --          (.052)        1.00     5.38%



U.S. GOVERNMENTS
SHORT-TERM(4)
Year Ended Oct. 31,
1986     $ 9.95      $.87        $ .27       $1.14        $(.871)       $(.056)           --          $(.927)      $10.16   11.89%
1987      10.16       .79         (.49)        .30         (.792)        (.122)            --          (.914)        9.55     3.14%
1988       9.55       .81         (.13)        .68         (.816)          --              --          (.816)        9.41     7.44%
1989       9.42       .84         (.10)        .74         (.843)          --              --          (.843)        9.32     8.36%
1990       9.32       .79         (.24)        .55         (.789)          --              --          (.789)        9.08     6.28%
1991       9.08       .63          .33         .96         (.635)          --              --          (.635)        9.41    10.99%
1992       9.41       .44          .20         .64         (.441)          --              --          (.441)        9.61     6.85%
1993       9.61       .36         (.26)        .10         (.036)          --              --          (.036)        9.67     4.45%
1994       9.67       .40         (.40)         --         (.402)          --              --          (.402)        9.27      .07%


1995       9.27       .52         (.24)        .76         (.519)          --              --          (.519)        9.51     8.42%



U.S. GOVERNMENTS
INTERMEDIATE-TERM
Mar. 1, 1994 (inception)
through Oct. 31,
1994     $10.00      $.34        $(.45)      $(.11)       $(.343)          --              --          $(.343)      $  9.55  (1.01%)


Year Ended Oct. 31,
1995       9.55       .58          .49        1.07         (.583)          --              --          (.583)        10.04   11.58%
                                                                                                             (table continued below)




(table continued)

                     RATIOS/SUPPLEMENTAL DATA
           -----------------------------------
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate      thousands)


CASH RESERVE(2)
Year Ended Oct. 31,
1986         1.01%        5.83%        --      $  134,958
1987         1.00%        5.80%        --         447,917
1988         1.00%        6.52%        --         488,781
1989         1.00%        8.35%        --         639,115
1990         1.00 %       7.40%        --         953,687
1991          .97%(3)     5.75%        --       1,236,309
1992          .98%(3)     3.62%        --       1,487,961
1993         1.00%        2.30%        --       1,256,012
1994          .80%        3.18%        --       1,298,982


1995%         .70%        5.27%        --       1,469,546


U.S. GOVERNMENTS
SHORT-TERM(4)
Year Ended Oct. 31,
1986         1.01%        8.54%       464%     $ 254,714
1987         1.00%        8.10%       468%       335,601
1988         1.00%        8.60%       578%       440,380
1989         1.00%        9.10%       567%       443,475
1990         1.00%        8.64%       620%       455,536
1991          .99%(3)     6.88%       779%       534,515
1992          .99%(3)     4.62%       391%       569,430
1993         1.00%        3.73%       413%       511,981
1994          .81%        4.17%       470%       396,753


1995          .70%        5.53%       128%       391,331


U.S. GOVERNMENTS
INTERMEDIATE-TERM
Mar. 1, 1994 (inception)
through Oct. 31,
1994        .75%(5)      5.43%(5)     205%(5)  $  6,280


Year Ended Oct. 31,
1995         74%         5.99%        137%       21,981



     (1) Actual total return for period indicated, unless otherwise noted.
     (2) The data presented has been restated to give effect to a 100 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
     (3) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.
     (4) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
     (5) Annualized.

                                                                  5



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   -----------------------------------  --------------------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total      Dividends     Realized      Net Realized                Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total      End of    Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions  Period  Return(1)
LIMITED-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994      $10.00      $.31       $(.32)       $(.01)       $(.312)         --              --          $(.312)    $ 9.68   (.08%)


1995        9.68       .56         .28          .84         (.557)         --              --           (.557)      9.96   8.89%


INTERMEDIATE-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994      $10.00      $.34       $(.47)       $(.13)       $(.337)         --              --          $(.337)    $ 9.53  (1.24%)


Year Ended Oct. 31,
1995        9.53       .59         .54         1.13         (.587)         --              --           (.587)     10.07  12.19%


LONG-TERM BOND(3)
Mar. 2, 1987 (inception)
through Oct. 31,
1987      $10.00     $ .48      $(1.05)       $(.57)       $(.475)         --              --          $(.475)    $ 8.96  (8.63%)(2)
Year Ended Oct. 31,
1988        8.96       .84         .23         1.07         (.836)         --              --           (.836)      9.19  12.31%
1989        9.18       .82         .36         1.18         (.819)         --              --           (.819)      9.54  13.51%
1990        9.54       .80        (.64)         .16         (.796)       $(.006)           --           (.802)      8.90   1.93%
1991        8.90       .75         .66         1.41         (.746)         --              --           (.746)      9.56  16.44%
1992        9.56       .63         .35          .98         (.622)         --              --           (.622)      9.92  10.40%
1993        9.92       .66        1.88         2.54         (.662)       (1.587)           --          (2.249)     10.21  11.81%
1994       10.21       .58       (1.12)        (.54)        (.576)        (.186)            --          (.762)      8.91  (5.47%)


1995        8.91       .61         .87         1.48         (.611)          --              --          (.611)      9.78  17.16%


TAX-EXEMPT
SHORT-TERM
Mar. 1, 1993 (inception)
through Oct. 31,
1993      $10.00     $ .21       $.04          $.25        $(.214)          --              --         $(.214)    $10.04   3.83%(2)
Year Ended Oct. 31,
1994       10.04       .36       (.09)          .27         (.362)          --              --          (.362)      9.95   2.75%


1995        9.95       .44        .14           .58         (.440)          --              --          (.440)     10.09   5.95%

                                                                                                            (table continued below)


(table continued)
                     RATIOS/SUPPLEMENTAL DATA
          ----------------------------------------------
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate    thousands)


LIMITED-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994        .70%(2)     4.79%(2)       48%       $4,375


Year Ended Oct. 31,
1995        .69%        5.70%         116%        7,193


INTERMEDIATE-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994        .75%(2)     5.23%(2)       48%      $ 4,262


YEAR ENDED OCT. 31,
1995        .74%        6.05%         133%       12,827


LONG-TERM BOND(3)
MAR. 2, 1987 (INCEPTION)
THROUGH OCT. 31,
1987       1.00%(2)     8.10%(2)      146%(2)   $ 9,403
YEAR ENDED OCT. 31,
1988       1.00%        9.15%         280%       25,788
1989       1.00%        8.83%         216%       62,302
1990       1.00%        8.81%          98%       77,270
1991        .96%(4)     8.06%         219%      114,342
1992        .98%(4)     6.30%         186%      154,031
1993       1.00%        6.54%         113%      172,120
1994        .88%        6.07%          78%      121,012


1995        .78%        6.53%         105%      149,223


TAX-EXEMPT
SHORT-TERM
Mar. 1, 1993 (inception)
through Oct. 31,
1993        --(5)       3.09%(2)      3%(2)     $52,265
Year Ended Oct. 31,
1994        --(5)       3.62%         42%        60,857


1995        --(5)       4.38%         78%        58,837


     (1) Actual  total  return for period  indicated,  unless otherwise noted.
     (2) Annualized.
     (3) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
     (4) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.
     (5) Investors Research Corporation voluntarily waived its management fee on the Tax-Exempt Short-Term fund from fund inception until December 31, 1995. In the absence of the waiver, the ratio of operating expenses to average net assets would have been .60%.



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)

                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ----------------------------------   --------------------------------------------------------
                              Net Realized                            Distributions Distributions
                                  and                                    from Net    in Excess of
         Net Asset             Unrealized      Total      Dividends     Realized    Net Realized                 Net Asset
          Value,       Net        Gains        from       from Net      Gains on      Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment    Investment       Total       End of   Total
         of Period   Income    Investments  Operations     Income     Transactions  Transactions  Distributions   Period  Return(1)

TAX-EXEMPT
INTERMEDIATE-TERM(2)
Mar. 2, 1987 (inception)
through Oct. 31,
1987      $10.00      $.30       $(.58)       $(.28)       $(.300)          --        --          $(.300)     $ 9.42    (4.34%)(3)
Year Ended Oct. 31,
1988        9.42       .54         .31          .85         (.539)          --        --          (.539)        9.73     9.18%
1989        9.73       .56        (.06)         .50         (.558)          --        --          (.558)        9.67     5.30%
1990        9.67       .56        (.01)         .55         (.560)          --        --          (.560)        9.66     5.89%
1991        9.66       .54         .40          .94         (.536)          --        --          (.536)       10.06     9.91%
1992       10.06       .48         .21          .69         (.481)          --        --          (.481)       10.27     7.00%
1993       10.27       .48         .55         1.03         (.476)       $(.078)      --          (.554)       10.75    10.25%
1994       10.75       .48        (.61)        (.13)        (.476)        (.133)      --          (.609)       10.01    (1.25%)


1995       10.01       .49         .52         1.01         (.487)        (.082)      --          (.569)       10.45    10.41%


TAX-EXEMPT LONG-TERM(2)
 Mar. 2, 1987 (inception)
through Oct. 31,
1987      $10.00      $.37       $(.91)       $(.54)       $(.370)          --        --         $(.370)     $  9.09    (8.21%)(2)
Year Ended Oct. 31,
1988        9.09       .61         .64         1.25         (.609)          --        --          (.609)        9.73    14.15%
1989        9.73       .62         .11          .73         (.623)          --        --          (.623)        9.84     7.75%
1990        9.84       .60        (.12)         .48         (.604)        $(.094)     --          (.698)        9.62     5.04%
1991        9.62       .57         .61         1.18         (.572)          --        --          (.572)       10.23    12.54%
1992       10.23       .53         .22          .75         (.530)        (.088)      --          (.618)       10.36     7.43%
1993       10.36       .53         .90         1.43         (.529)        (.161)    $(.003)       (.693)        11.10   14.32%
1994       11.10       .52       (1.01)        (.49)        (.519)        (.342)      --          (.861)        9.75    (4.70%)


1995        9.75       .53         .83         1.36         (.532)        (.044)      --          (.576)       10.54    14.45%

                                                                                                             (table continued below)


(table continued)
                     RATIOS/SUPPLEMENTAL DATA
          --------------------------------------
                     Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio    Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate     thousands)



TAX-EXEMPT
INTERMEDIATE-TERM(2)
 Mar. 2, 1987 (inception)
through Oct. 31,
1987       1.00%(3)   4.80%(3)      92%(3)     $  8,262
Year Ended Oct. 31,
1988       1.00%      5.57%         86%         14,286
1989       1.00%      5.79%         74%         20,616
1990       1.00%      5.80%        102%         25,587
1991       .96%(4)    5.40%         62%         45,359
1992       .98%(4)    4.68%         36%         76,745
1993       .72%       4.51%         38%         98,740
1994       .60%       4.59%         74%         81,400


1995       .60%       4.77%         32%         80,248



TAX-EXEMPT LONG-TERM(2)
 Mar. 2, 1987 (inception)
through Oct. 31,
1987      1.00%(2)    6.20%(2)      94%(2)     $ 6,426
Year Ended Oct. 31,
1988      1.00%       6.43%        215%        12,407
1989      1.00%       6.36%        120%        20,217
1990      1.00%       6.22%        144%        27,862
1991      .96%(4)     5.73%        110%        39,229
1992      .98%(4)     5.07%         88%        61,825
1993      .73%        4.90%         81%        70,757
1994      .60%        5.00%         66%        50,964


1995      .59%        5.24%         61%        57,997




     (1) Actual  total  return for period  indicated,  unless otherwise noted.
     (2) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
     (3) Annualized.
     (4) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.

                                                                  7

                         INFORMATION REGARDING THE FUNDS


INFORMATION ABOUT INVESTMENT
POLICIES OF THE FUNDS

     Twentieth Century has adopted certain investment restrictions applicable to the funds that are set forth in the statement of additional information. Those restrictions, as well as the investment objectives of the funds identified on the inside front cover page of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.
     The descriptions that follow are designed to help you choose the fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of these funds.
     For an explanation of the securities ratings referred to in the discussion of our fixed income funds, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

CASH RESERVE

     Cash Reserve, which seeks to obtain a level of current income consistent with preservation of capital and maintenance of liquidity, requires a minimum investment of $1,000. Cash Reserve is designed for investors who want income and no fluctuation in their principal.
     Cash Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00. The fund follows industry-standard guidelines on the quality and maturity of its investments, purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.
     Cash Reserve invests substantially all of its assets in a diversified portfolio of U.S. dollar denominated high quality money market instruments, consisting of:
     (1) Securities   issued   or   guaranteed   by  the  U.S.
         government  and its  agencies  and  instrumentalities.  (For a
         description  of  such   securities,   see  "U.S.   Governments
         Short-Term and U.S. Governments Intermediate-Term," on this page.)
     (2) Commercial Paper.
     (3) Certificates of Deposit and Euro Dollar Certificates of Deposit.
     (4) Bankers' Acceptances.
     (5) Short-term notes, bonds, debentures, or other debt instruments.
     (6) Repurchase agreements.

     These classes of securities may be held in any proportion, and such proportion may vary as market conditions change.
     All portfolio holdings are limited to those which at the time of purchase have a short-term rating of A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services ("Moody's"), or if they have no short-term rating are issued or guaranteed by an entity having a long-term rating of at least AA by S&P or Aa by Moody's.

U.S. GOVERNMENTS SHORT-TERM AND
U.S. GOVERNMENTS INTERMEDIATE-TERM

     These funds seek to provide a competitive level of income and limited price volatility by investing in securities of the United States government and its agencies. Both funds require a minimum investment of $2,500.
     The two funds differ in the weighted average maturities of their portfolios and accordingly, in their degree of risk and level of income. Generally, the longer the weighted average maturity of a fund's portfolio, the higher
                                        8
the yield and the greater the price volatility.
     U.S. Governments Short-Term will maintain a weighted average portfolio maturity of three years or less. The fund is designed for investors who can accept some fluctuation in principal in order to earn a higher level of current income than is generally available from money market securities, but who do not want as much price volatility as is inherent in longer-term securities.
     U.S.Governments Intermediate-Term will maintain a weighted average portfolio maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term government securities and who are willing to accept a greater degree of price fluctuation.
     The market value of the securities in which U.S. Governments Short-Term and U.S. Governments Intermediate-Term invest will fluctuate, and accordingly, the value of your shares will vary from day to day. (See "Fundamentals of Fixed Income Investing," page 12.)
     Both funds may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the United States government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.
     Mortgage-related securities in which the funds may invest include collateralized mortgage obligations ("CMOs") issued by a United States agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.
     The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the United States government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.
     For the purpose of determining the weighted average portfolio maturity of the funds, management shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, management makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by management when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. (See "Fundamentals of Fixed Income Investing," page 12.)

LIMITED-TERM BOND,
INTERMEDIATE-TERM BOND AND
LONG-TERM BOND

     These funds, which seek to provide investors with income through investments in bonds and other debt instruments, require a minimum investment of $2,500.
     The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.
     Limited-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of five years or less. The fund is designed for investors seeking a competitive level of current income with limited price volatility.
     Intermediate-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term corporate and government securities and who are willing to accept a greater degree of price fluctuation.
     Long-Term Bond will invest primarily in investment grade corporate bonds and other debt instruments and will maintain, under normal market conditions, a weighted average portfolio maturity of 10 years or greater. The fund is designed for investors whose primary goal is a level of current income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.
     The value of the shares of all three of these funds will vary from day to day. (See "Fundamentals of Fixed Income
Investing," page 12.)
     Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term money market instruments.
     Management will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.
     To achieve their objectives, the funds may invest in diversified portfolios of high- and medium-grade debt securities payable in United States currency. The funds may invest in securities which at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories (for example, at least MIG-2 by Moody's or SP-2 by S&P); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the United States government and its agencies and instrumentalities (see U.S. Governments Short-Term and U.S. Governments Intermediate-Term, page 8); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&Ps belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.
     As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments. Those instruments may include:
     (1) Securities issued or guaranteed by the U.S.
         government and its agencies and
         instrumentalities;
     (2) Commercial Paper;
     (3) Certificates of Deposit and Euro Dollar
         Certificates of Deposit;
     (4) Bankers' Acceptances;
     (5) Short-term notes, bonds, debentures, or other debt instruments;
     (6) Repurchase agreements;

and must meet the rating standards set out above. To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated above for the fund.

TAX-EXEMPT SHORT-TERM,
TAX-EXEMPT INTERMEDIATE-TERM AND
TAX-EXEMPT LONG-TERM


     These funds, which seek to provide investors with income generally exempt from federal income taxes, require a minimum initial investment of $5,000.


     The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.
     Tax-Exempt Short-Term invests primarily in short-term tax-exempt bonds. The fund intends to maintain a weighted average portfolio maturity of three years or less. It is designed for investors who can accept some fluctuation in principal in order to earn a higher level of current income than is generally available on tax-exempt money market securities.
     Tax-Exempt Intermediate-Term invests in tax-exempt bonds and, under normal market conditions, will maintain a weighted average portfolio maturity of three to 10 years. It is designed for investors seeking a higher level of current income than is generally available on tax-exempt short-term bonds and money market securities and who are willing to accept a greater degree of fluctuation in principal.
     Tax-Exempt Long-Term invests in longer-term tax-exempt bonds and, under normal market conditions, will maintain a weighted average portfolio maturity of 10 years or greater. The fund is designed for the investor seeking a higher level of current income and who can accept the relatively high degree of price volatility associated with longer-term bonds.
     As a fundamental policy, at least 80% of each fund's portfolio will consist of securities whose income is not subject to federal income tax, including the alternative minimum tax. All such securities must be accompanied by an opinion of Counsel to the issuer that the income is not subject to federal income taxes. (See "Tax-Exempt Securities," page 13.) Under normal market conditions, Tax-Exempt Short-Term may invest up to 100% of its assets and Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term may invest up to 20% of their assets in tax-exempt short-term securities. For temporary defensive purposes, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term may invest 100% of their assets in such securities and all three funds may invest up to 20% of assets in taxable short-term securities.
     The tax-exempt funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories (for example, at least MIG-2 by Moody's or SP-2 by S&P); bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a
                                       11
security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.
     Management will actively manage each portfolio, adjusting the average maturity as necessary in response to expected changes in interest rates in general and for tax-exempt securities specifically. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. Conversely, when prevailing interest rates are falling and bond prices are rising, the weighted average portfolio maturity of a fund may be moved toward the longer end of its maturity range.
     Tax-exempt securities are issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Interest on these securities is exempt from federal income taxes and, in some instances, applicable state or local income taxes. These securities are issued to obtain funds for various public purposes, or for specified privately operated facilities.
     From time to time, each fund may invest more than 25% of its assets in tax-exempt securities which are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities; for example, securities whose issuers are located in the same state. Furthermore, each fund may invest up to 40% of its assets in securities issued on behalf of educational facilities and 40% in securities issued on behalf of qualified health facilities. To the extent that a fund's assets are concentrated in securities payable from revenues on similar facilities, the fund will be subject to the peculiar risks presented by such facilities to a greater extent than it would if the fund's assets were not so concentrated. Such facilities could be adversely affected by, among other things, legislation, regulatory actions, a decline in public and private support and increased competition.


FUNDAMENTALS OF
FIXED INCOME INVESTING

[line graph]
HISTORICAL YIELDS
         30-YEAR  20-YEAR    3-MONTH
         TREASURY TAX-EXEMPT TREASURY
         BONDS    BONDS      BILLS
1/91     8.19     7.14       6.38
2/91     8.20     7.00       6.26
3/91     8.25     6.84       5.93
4/91     8.18     6.67       5.69
5/91     8.26     6.65       5.69
6/91     8.4      6.72       5.69
7/91     8.34     6.61       5.68
8/91     8.06     6.6        5.48
9/91     7.81     6.43       5.25
10/91    7.91     6.4        4.97
11/91    7.94     6.5        4.46
12/91    7.4      6.25       3.96
1/92     7.76     6.33       3.94
2/92     7.79     6.35       4.02
3/92     7.96     6.4        4.14
4/92     8.04     6.43       3.77
5/92     7.84     6.25       3.77
6/92     7.78     6.13       3.65
7/92     7.46     5.78       3.24
8/92     7.41     6.01       3.22
9/92     7.38     6.04       2.74
10/92    7.62     6.34       3.01
11/92    7.6      6.08       3.34
12/92    7.4      6.04       3.14
1/93     7.2      5.9        2.97
2/93     6.9      5.45       3
3/93     6.92     5.61       2.96
4/93     6.93     5.52       2.96
5/93     6.98     5.54       3.11
6/93     6.67     5.32       3.08
7/93     6.56     5.38       3.1
8/93     6.09     5.15       3.07
9/93     6.02     4.99       2.98
10/93    5.97     5          3.1
11/93    6.3      5.24       3.2
12/93    6.35     5.1        3.06
1/94     6.24     4.97       3.03
2/94     6.66     5.26       3.43
3/94     7.09     5.87       3.55
4/94     7.31     6.04       3.95
5/94     7.43     5.99       4.24
6/94     7.61     6.05       4.22
7/94     7.39     5.91       4.36
8/94     7.45     5.96       4.66
9/94     7.82     6.17       4.77
10/94    7.97     6.36       5.15
11/94    8        6.64       5.71
12/94    7.88     6.45       5.69
1/95     7.7      6.12       6
2/95     7.44     5.78       5.94
3/95     7.43     5.77       5.87
4/95     7.34     5.81       5.86
5/95     6.65     5.55       5.8
6/95     6.62     5.77       5.57
7/95     6.85     5.77       5.58
8/95     6.65     5.73       5.45
9/95     6.5      5.67       5.41
10/95    6.33     5.49       5.51
11/95    6.13     5.31       5.49
12/95    5.95     5.18       5.08


BOND PRICE VOLATILITY

For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

             Price of a 7%     Price of same
              coupon bond       bond if its       Percent
Years to      now trading     yield increases     change
Maturity      to yield 7%          to 8%         in price

 1 year        $100.00            $99.06          -0.94%
 3 years        100.00             97.38          -2.62%
10 years        100.00             93.20          -6.80%
30 years        100.00             88.69         -11.31%


[bar chart]
YEARS TO MATURITY

U.S. Governments Short-Term
Likely Maturities of Individual Holdings                    0-8 years
Expected Weighted Average Portfolio Maturity Range     6 mos.-3 years

U.S. Governments Intermediate-Term
Likely Maturities of Individual Holdings                   0-20 years
Expected Weighted Average Portfolio Maturity Range         3-10 years

Cash Reserve
Likely Maturities of Individual Holdings                    0-2 years
Expected Weighted Average Portfolio Maturity Range           0-6 mos.

Limited-Term Bond
Likely Maturities of Individual Holdings                    0-8 years
Expected Weighted Average Portfolio Maturity Range     6 mos.-5 years

Intermediate-Term Bond
Likely Maturities of Individual Holdings                   0-20 years
Expected Weighted Average Portfolio Maturity Range         3-10 years

Long-Term Bond
Likely Maturities of Individual Holdings                   0-30 years
Expected Weighted Average Portfolio Maturity Range        10-20 years

Tax-Exempt Short-Term
Likely Maturities of Individual Holdings                    0-6 years
Expected Weighted Average Portfolio Maturity Range     6 mos.-5 years

Tax-Exempt Intermediate-Term
Likely Maturities of Individual Holdings                   0-20 years
Expected Weighted Average Portfolio Maturity Range         3-10 years

Tax-Exempt Long-Term
Likely Maturities of Individual Holdings                   0-30 years
Expected Weighted Average Portfolio Maturity Range        10-20 years

     Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.
     Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
     These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.
     In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity.


AUTHORIZED QUALITY RANGES
                                    A-1          A-2     A-3
                                     P-1          P-2     P-3
                                    MIG-1        MIG-2   MIG-3
                                    SP-1         SP-2    SP-3
                              AAA    AA     A     BBB     BB   B  CCC  CC  C  D
U. S. Governments
   Short-Term                 x
U. S. Governments
   Intermediate-Term          x
Cash Reserve                  x      x
Limited-Term Bond             x      x     x      x
Intermediate-Term Bond        x      x     x      x
Long-Term Bond                x      x     x      x
Tax-Exempt Short-Term         x      x     x      x
Tax-Exempt Intermediate-Term  x      x     x      x
Tax-Exempt Long-Term          x      x     x      x


In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.
     The investment practices of Twentieth Century's fixed income funds take into account these relationships. The maturity and asset quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

TAX-EXEMPT SECURITIES

     Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.
     The tax-exempt funds should be expected to invest some portion of their assets in bonds which, in the hands of some holders, would be subject to the alternative minimum tax, as long as management determines it is in the best interest of shareholders generally to invest in such securities. (See "Taxes," page 31.)
     As a prospective investor in tax-exempt securities, you should determine whether your after-tax return is likely to be higher with a taxable or with a tax-exempt security. To determine this, you may use the analysis shown in the following example:

     Suppose your maximum tax rate is 36% and you want to determine whether you should purchase a 6% tax-exempt yield or a 9% taxable security.

         6%              6%
  --------------  =    -----      =       9.375% taxable yield
  1-.36 tax rate       .64

     Your after-tax return will be higher with the 6% tax-exempt yield if taxable yields are less than 9.375%. In this example, the tax-exempt is more attractive than the 9% taxable yield.

OTHER INVESTMENT PRACTICES

     For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the Statement of Additional Information.

PORTFOLIO TURNOVER

     The total portfolio turnover rates of the funds, except Cash Reserve, are shown in the Financial Highlights table on pages 5, 6 and 7 of this prospectus.
     With respect to each series of shares, investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. A high turnover rate involves correspondingly higher transaction costs that are borne directly by a fund. It may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund. However, it is not expected that the tax-exempt funds will make such investments, because the interest on them typically is not tax-exempt. Repurchase agreements are authorized investments for the tax-exempt funds, however, and could be used if it is deemed in the best interest of the funds' shareholders to invest in securities that are not exempt from federal income taxes. (See "Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long- Term," page 11.)
     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
     The funds will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' board of directors.
     Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 15% (10% in the case of Cash Reserve) of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES


     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").
     Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.
     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
     There are a range of risks associated with derivative investments, including:
     * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;
     * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;
     * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
     * the risk that the counterparty will fail to perform its obligations.

     The board of directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.


PORTFOLIO LENDING

     In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including,if applicable, the right to call the loan to enable

Twentieth Century to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of Twentieth Century's shareholders.
     The tax-exempt funds are not expected to participate in portfolio lending, because the interest earned on the loans is taxable.

FOREIGN SECURITIES

     Cash Reserve and the corporate bond funds may invest an unlimited amount of their assets in the securities of foreign issuers, including foreign governments, when these securities meet their standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. The funds will limit their purchase of debt securities to U.S. dollar denominated investment grade obligations. Such securities will be primarily from developed markets.
     Investments in foreign securities may present certain risks, including those resulting from future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

WHEN-ISSUED SECURITIES

     Each of the funds may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES


     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet Twentieth Century's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.
     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets (10% of assets, with regard to Cash Reserve) in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INTEREST RATE FUTURES CONTRACTS
AND OPTIONS THEREON

     The corporate bond funds and the tax-exempt funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.
     For options sold, a fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.
     A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.
     A fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. A fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.
     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.
     Management will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by management may still not result in a successful transaction. Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.
     See the Statement of Additional Information for further information about these instruments and their risks.

PERFORMANCE ADVERTISING

     From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).
     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
     A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. In the case of Cash Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
     With respect to Twentieth Century's other fixed income funds, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on your shares or the income reported in a fund's financial statements.
     A tax-equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in exempt obligations. (See "Tax-Exempt Securities," page 13, for a description of the method of comparing yields and tax-equivalent yields.)
     The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 21/2-year CD rates. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.
     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

                      HOW TO INVEST WITH TWENTIETH CENTURY
--------------------------------------------------------------------------------

TWENTIETH CENTURY FAMILY OF FUNDS


     In addition to the 16 funds offered by Twentieth Century Investors, Inc., the Twentieth Century family of funds also includes funds offered by Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.
     The Twentieth Century family of mutual funds now also includes the funds offered by The Benham Group as a result of the acquisition of Benham Management Corporation, investment manager of The Benham Group, by Twentieth Century Companies, Inc. The Benham Group offers several funds with investment objectives similar to the Twentieth Century funds, but with different fee structures. You may also wish to consider the funds of The Benham Group for your investment needs. For a prospectus and more information about those funds, please call 1-800-331-8331.


INVESTING IN TWENTIETH CENTURY

     Each of the funds offered by this prospectus requires an initial minimum investment, as follows: Cash Reserve, $1,000; the two U.S. Governments funds and the three corporate bond funds, $2,500; and the three tax-exempt funds, $5,000. *SUBSEQUENT INVESTMENTS TO PURCHASE ADDITIONAL SHARES IN ANY ONE FUND ACCOUNT MUST BE IN AN AMOUNT OF $50 OR MORE.** You may diversify your investments by choosing a combination of the funds for your investment program. (See "Information About Investment Policies of the Funds," page 8.)
      * THIS REQUIREMENT DOES NOT APPLY TO INDIVIDUAL RETIREMENT ACCOUNTS, 403(B) ACCOUNTS AND OTHER TYPES OF TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.
     ** THIS REQUIREMENT DOES NOT APPLY TO 403(B) ACCOUNTS AND OTHER TYPES OF
        TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.

     You may invest in the following ways:

BY MAIL

     Send your application and check or money order to Twentieth Century. Checks must be payable in U.S. dollars.
     ADDITIONAL INVESTMENTS. When making additional investments by mail, please enclose your check with the return remittance portion of the confirmation of your previous investment, if available. If the remittance slip is not available, indicate on your check or a separate piece of paper your name, address and account number.
     Orders  to  purchase  shares  are  effective  on the  day
Twentieth  Century  receives  your check or money order.  (See
"When Share Price Is Determined," page 30.)

BY TELEPHONE

     Once your account is open, you may make investments by telephone if you have elected the service authorizing Twentieth Century to draw on your bank account when you call with instructions. Investments made by phone are effective at the time of your call. (See "When Share Price Is Determined," page 30.)

BY WIRE

     You may make your initial or subsequent investments in Twentieth Century by wiring funds. To do so:
     (1) Instruct your bank to wire funds to
         the Boatmen's First National Bank of Kansas City,
         Missouri, ABA routing number 101000035.
     (2) BE SURE TO SPECIFY ON THE WIRE:
          (A) TWENTIETH CENTURY INVESTORS, INC.
          (B) THE FUND YOU ARE BUYING AND ACCOUNT NUMBER  (IF YOU
              HAVE ONE).

     (C) YOUR NAME.
     (D) YOUR CITY AND STATE.
     (E) YOUR TAXPAYER IDENTIFICATION NUMBER.
     Wired funds are considered received on the day they are deposited in Twentieth Century's account if they are deposited before the close of business on the New York Stock Exchange, usually 3 p.m. Central time. (See "When Share Price Is Determined," page 30.)

AUTOMATIC INVESTMENTS

     Once your account is open, you may make investments automatically by electing the service authorizing Twentieth Century to draw on your bank account. SUCH INVESTMENTS MUST BE IN AMOUNTS OF NOT LESS THAN $50 IN ANY ONE ACCOUNT. You should inquire at your bank whether it will honor a preauthorized electronic draft. Contact Twentieth Century if your bank cannot accept electronic drafts or if it requires additional documentation.
     You may change the date or amount of your automatic investment anytime by letter or telephone call to Twentieth Century at least five business days before the change is to become effective.

ADDITIONAL INFORMATION
ABOUT INVESTMENTS

     TWENTIETH CENTURY CANNOT ACCEPT INVESTMENTS SPECIFYING A CERTAIN PRICE, DATE OR NUMBER OF SHARES AND WILL RETURN THESE INVESTMENTS.
     Once you have mailed or otherwise trans-mitted your investment instruction to Twentieth Century, it may not be modified or cancelled.
     Each fund reserves the right to suspend the offering of shares for a period of time, and each fund reserves the right to reject any specific purchase order including purchases by exchange or conversion. Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the funds.
     Twentieth Century intends, upon 60 days' prior notice, to involuntarily redeem shares in any account if the total value of the shares is less than the required minimum. Twentieth Century reserves the right to change the amount of these minimums from time to time or waive them in whole or in part for certain classes of investors. (See "Automatic Redemption of Shares," page 26.)
     Transactions in shares of the fund may be executed by brokers or investment advisers who charge a fee for their services. You should be aware of the fact that these transactions may be made directly with Twentieth Century without incurring such fees.

TAX IDENTIFICATION NUMBER

     You must furnish Twentieth Century with your tax identification number and state whether or not you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Internal Revenue Code and Regulations. Unless previously furnished, investments received without such certifications will be returned. Instructions to exchange or transfer shares held in established accounts will be refused unless the certifications have been provided, and redemption of such shares will be subject to federal tax withholding at the rate of 31%. In addition, redemption proceeds will be reduced by $50 to reimburse Twentieth Century for the penalty that the IRS will impose on the company for failure to report your tax identification number on information reports. Please avoid these penalties by correctly furnishing your tax identification number.

CERTIFICATES

     At your written request, Twentieth Century will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or Twentieth Century has satisfactory proof of payment, such as a copy of your cancelled check. Negotiable certificates will not be issued for fund shares held in accounts that do not meet the minimum account value requirement for that fund.

SPECIAL SHAREHOLDER SERVICES

     You may establish one or more special services designed to provide an easy way to do business with Twentieth Century. By electing these services on your application or by completing the appropriate forms, you may authorize:
     *   Investments by phone.
     *   Automatic Investments.
     *   Exchanges and redemptions by phone.
     *   Exchanges and redemptions in writing
         signed by any one registered owner.
     *   Redemptions without a signature guarantee.
     *   Transmission  of  redemption   proceeds  by  wire  or
         electronic funds transfer.
     An election to establish any of the above services, except Automatic Investments, will also apply to all existing and future accounts in the Twentieth Century family of funds listed under the same social security number or employer identification number.
     With regard to the service which enables you to exchange and redeem by phone or in writing signed by only one registered owner and with respect to redemptions, without a signature guarantee, Twentieth Century, its transfer agent and investment adviser will not be responsible for any loss for instructions that they reasonably believe are genuine. Twentieth Century intends to employ reasonable procedures to confirm that instructions received by Twentieth Century for your account in fact are genuine. Such procedures will include requiring personal information to verify the identity of callers, providing written confirmations of telephone transactions, and recording telephone calls. If Twentieth Century does not employ reasonable procedures to confirm the genuineness of instructions, then Twentieth Century may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE YOUR
INVESTMENT FROM ONE TWENTIETH
CENTURY FUND TO ANOTHER

     You may exchange your shares for shares of other funds in the Twentieth Century family of funds, subject to any applicable minimum initial investment requirements of the funds into which you wish to exchange. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.

     Except as noted below, exchanges from any one fund account are limited to six times in any one calendar year. In addition, the shares being exchanged and the shares of each fund being acquired must have a current value of at least $100 and otherwise meet the minimum investment requirement, if any, of the fund being acquired. If you would like to exchange your shares, please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds. (See "Additional Information About Exchanges," page 22.)


     Shares of the funds may be received in exchange for shares of any series issued by the other members of the Twentieth Century family of funds.
     THE EXCHANGE PRIVILEGE IS NOT DESIGNED TO AFFORD SHAREHOLDERS A WAY TO PLAY SHORT-TERM SWINGS IN THE MARKET. TWENTIETH CENTURY IS NOT SUITABLE FOR THAT PURPOSE.

BY TELEPHONE

     You may exchange your shares by phone if you have authorized Twentieth Century to accept telephone instructions. (Before calling, read "Additional Information About Exchanges," page 22.)

BY MAIL

     You may direct Twentieth Century in writing to exchange your shares.
     If you have authorized Twentieth Century to accept written instructions from any one registered owner, and if the shares are owned by two or more persons, only one signature is required on your written exchange request. Otherwise, the request should be signed by each person in whose name the shares are registered. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as John Robert Jones, he should sign that way and not as John R. Jones.
     (Before writing, read "Additional Information About Exchanges," below.)

ADDITIONAL INFORMATION
ABOUT EXCHANGES


 (1) IN AN EXCHANGE FROM ONE ACCOUNT TO ANOTHER ACCOUNT, THE SHARES BEING
     SOLD AND THE NEW SHARES BEING PURCHASED MUST HAVE A CURRENT VALUE OF AT LEAST $100 AND YOU MUST MEET ANY INVESTMENT MINIMUM IMPOSED BY THE FUND BEING ACQUIRED. A limited exception to this policy will permit an owner of shares of Cash Reserve to establish an automatic monthly exchange, Exchange-A-Month, from Cash Reserve to another Twentieth Century fund in an amount of $100 or more. To set up an Exchange-A-Month plan, call Twentieth Century for instructions.
 (2) EXCHANGES FROM ANY ONE FUND ACCOUNT ARE LIMITED TO SIX TIMES IN ANY ONE CALENDAR YEAR except for the exchange of shares of Cash Reserve and shares of any of the funds exchanged pursuant to an automatic monthly exchange. [This limitation will not apply to automatic Twentieth Century College Investment Program exchanges or to shares held in 403(b) accounts and certain pooled accounts owned by institutional investors.]


 (3) The shares being acquired must be qualified for sale in your state of residence.
 (4) If the shares are represented by a negotiable stock certificate, the certificate must be returned before the exchange can be effected.
 (5) ONCE YOU HAVE TELEPHONED OR MAILED YOUR EXCHANGE REQUEST, IT IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
 (6) For the purpose of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of your exchange order.
 (7) Shares MAY NOT be exchanged unless you have furnished Twentieth Century with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Tax Identification Number," page 20.)
 (8) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.
 (9) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request.

HOW TO REDEEM SHARES

     Twentieth Century will buy back ("redeem") your shares at any time at the net asset value next determined after receipt of a redemption request in good order. (Before redeeming, please read "Additional Information About Redemptions," page 26 and "When Share Price Is Determined," page 30.)
     Your redemption proceeds may be delayed if you have owned your shares less than 15 days. (See "Redemption Proceeds," page 25.)


     ALL REQUESTS TO REDEEM SHARES HAVING A VALUE OF $25,000 OR MORE, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE IN WRITING. ADDITIONALLY, THE REQUEST MUST BE SIGNED BY

EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 24 and "How to Change Your Address of Record," page 27.)


BY TELEPHONE

     If you have authorized Twentieth Century to accept telephone instructions, you may redeem your shares by telephone. ONCE MADE, YOUR TELEPHONE REQUEST MAY NOT BE MODIFIED OR CANCELLED.
     If you call before the close of the New York Stock Exchange, usually 3 p.m. Central time, you will receive that day's closing price.
     (Before calling, read "Additional Information About Redemptions," page 26.)

BY MAIL

     Your written instructions to redeem shares may be in any one of the following forms:
     * A redemption form, available from Twentieth Century.
     * A letter to Twentieth Century.
     * An assignment form or stock power.
     * An endorsement on the back of your negotiable stock certificate, if you have one.
     ONCE MAILED TO TWENTIETH CENTURY, THE REDEMPTION REQUEST IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
     If you have authorized Twentieth Century to accept written instructions from any one registered owner without a signature guarantee, only one signature is required on your written redemption request and it need not be guaranteed.
     If you have NOT elected this special service, all signatures must be guaranteed. (See "Signature Guarantee," page 24.) The request must be signed by each person in whose name the shares are registered; for example, in the case of joint ownership, each owner must sign.
     All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.
     (Before writing, see "Additional Information About Redemptions," page 26.)

BY CHECK-A-MONTH

     Twentieth Century's Check-A-Month plan automatically redeems enough shares each month to provide you with a check for a minimum of $25. To set up a Check-A-Month plan, call Twentieth Century for instructions.
     Shares will be redeemed on the 20th day of each month or the next business day, and your check will be mailed the next day. If your monthly checks exceed the dividends, interest and capital appreciation on your shares, the payments will deplete your investment.
     Amounts paid to you by Check-A-Month are not a return on your investment. They are derived from the redemption of shares in your account, and you must report on your income tax return gains or losses that you realize.
     You may specify a Check-A-Month when you make your first investment. If you order a Check-A-Month thereafter, then, as in any redemption, the request for a Check-A-Month or any increase in amount must be signed by all owners with their signatures guaranteed, unless Twentieth Century has been authorized to accept instructions from any one owner, by telephone or in writing without a signature guarantee.
     You may request that the Check-A-Month be sent to an address other than the address of record at the time of your first investment. Thereafter, a request to send a Check-A-Month to an address other than the address of record must be signed by all owners, with their signatures guaranteed.
     Twentieth Century may terminate the Check-A-Month at any time, upon notice to you, and you likewise may terminate it or change the amount of the Check-A-Month, by notice to Twentieth Century in writing or by telephone. Termination or change will become effective within five business days following receipt of your instruction.

     Your Check-A-Month plan may begin anytime after you have owned your shares for 15 days.

BY CHECKWRITING

     You may redeem shares of Cash Reserve and shares of Tax-Exempt Short-Term by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but they must be for at least $100 and not more than $1,000,000. Checks can be drawn to the order of any payee.
     Checks will clear through Boatmen's First National Bank of Kansas City, Missouri. When checks are presented, Twentieth Century will redeem a sufficient number of shares from your account to pay the check amount. The shares will be redeemed at the net asset value determined for such shares on the date the check is presented for payment at Boatmen's. (See "Share Price," page 30.) You will receive confirmation of the CheckWriting redemption. Cancelled checks will not be returned to you; however, Twentieth Century will retain microfilmed copies of cancelled checks for your emergency needs and will provide a copy upon written request.
     You will continue to receive dividends on all shares until your check is presented for payment. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.
     If you want to add CheckWriting to an existing Cash Reserve or Tax-Exempt Short-Term account, contact Twentieth Century by phone or mail for an appropriate form. For a new Cash Reserve or Tax-Exempt Short-Term account, you may elect CheckWriting on your purchase application. THE SHARES HELD IN YOUR CASH RESERVE ACCOUNT MUST HAVE A VALUE OF AT LEAST $1,000 AND THE SHARES HELD IN YOUR TAX-EXEMPT SHORT-TERM ACCOUNT MUST HAVE A VALUE OF $5,000 BEFORE CHECKS WILL BE ISSUED. You will receive an initial supply of checks usually within 14 days after your account has been established and your completed signature card is on file with the fund. CheckWriting is not available for any account held in a Twentieth Century-sponsored IRA or 403(b) plan.
     CheckWriting redemptions may only be made on checks provided by Twentieth Century. Currently, there is no charge for checks or for the CheckWriting service. However, Twentieth Century reserves the right to change, modify or terminate the CheckWriting service at any time.
     Checks must be signed in accordance with the instructions you furnished on your signature card. In all situations, including joint accounts, only one signature is necessary unless you indicated otherwise on the signature card. Twentieth Century will return checks that do not carry all required signatures or that contain other irregularities.
     Twentieth Century will also return checks drawn on insufficient funds or on funds from investments made by any means other than by wire within the previous 15 days unless Twentieth Century has previously received proof that any investment check or draft has been finally paid. Neither Twentieth Century nor Boatmen's will be liable for any loss or expenses associated with returned checks.
     You may request a stop payment on any check and Twentieth Century will attempt to carry out your request. Twentieth Century cannot guarantee that such efforts will be effective.

SIGNATURE GUARANTEE

     When a signature guarantee is required, each signature MUST be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by Federal law. The institution providing the guarantee must use a signature guarantee ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. Twentieth Century may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.
     Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel in foreign countries may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers and adjutants.
     Twentieth Century may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signatures of all registered owners from its account records. Twentieth Century reserves the right to amend or discontinue this waiver policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.

REDEMPTION PROCEEDS

     Redemption proceeds may be sent to you:

BY MAIL

     If your redemption check is mailed, it is usually mailed on the second business day after receipt of your redemption request, but not later than seven days afterwards. When a redemption occurs shortly after a recent purchase made by check or electronic draft, Twentieth Century may hold the redemption proceeds beyond seven days but only until the purchase funds have cleared, which may take up to 15 days or more. No interest is paid on the redemption proceeds after the redemption is processed but before your redemption check is mailed. IF YOU ANTICIPATE REDEMPTIONS SOON AFTER YOU PURCHASE YOUR SHARES, YOU ARE ADVISED TO WIRE FUNDS TO AVOID DELAY.
     Except for a direct transfer of proceeds from an IRA or 403(b) to a custodian of another IRA or 403(b), and as noted below, all checks will be made payable to the registered owner of the shares and will be mailed only to the ADDRESS OF RECORD.
     If you would like a redemption check made payable to someone other than the registered owner of the shares and/or mailed to an address other than the address of record, your request to redeem must (1) be made in writing; (2) include an instruction to make the check payable to someone other than the registered owner of the shares and/or mail it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. (See "Signature Guarantee," page 24.) Redemp-tions from UGMA/UTMA accounts and from certain types of retirement accounts, such as IRA, 403(b) and qualified retirement plan accounts, will not be eligible for this special service. If you would like to use this special service but are not certain that a redemption from your account is eligible, please call Twentieth Century prior to submitting your request. (See "Telephone Services," page 26.)

BY WIRE AND ELECTRONIC
FUNDS TRANSFER

     You may authorize Twentieth Century to transmit redemption proceeds by wire or elec-tronic funds transfer. These services will be effective 30 days after Twentieth Century receives the authorization.
     Proceeds from the redemption of shares will normally be transmitted on the first business day, but not later than the seventh day, following the date of redemption.
     Your bank usually will receive wired funds the day they are transmitted or the next day. Electronically transferred funds will ordinarily be received within one to seven days after transmission. Once the funds are transmitted, the time of receipt and the availability of the funds are not within Twentieth Century's control. Wired funds are subject to a charge of $10 to cover bank wire charges, which is deducted from redemption proceeds.
     If your bank account changes, you must send a new "voided" check, preprinted with your bank registration, with written instructions, including tax identification number. The change will be effective 30 days after receipt by Twentieth Century.
     Redemption proceeds will be transmitted by wire or electronic funds transfer only after

Twentieth Century is satisfied that checks or electronic drafts that paid for the shares have cleared, i.e., after 15 days have elapsed from the time of purchase, or you have furnished Twentieth Century with satisfactory proof that the purchase funds have cleared. If a purchase were made by check, for example, copy of the cancelled check would be satisfactory proof. No interest is paid on the redemption proceeds after the redemption and before the funds are transmitted. IF YOU ANTICIPATE REDEMPTIONS WITHIN 15 DAYS AFTER YOU PURCHASE SHARES, YOU ARE ADVISED TO WIRE FUNDS TO PAY FOR YOUR PURCHASES TO AVOID DELAY.

AUTOMATIC REDEMPTION OF SHARES

      If at any time you have a fund account that falls into either of the following categories:
     (i) you invested the required minimum initial investment amount for the fund (see inside front cover of this prospectus for current amounts), but due to exchanges or redemptions you have made, the account now has a value of less than the minimum initial investment amount; or
     (ii) you have not invested the minimum initial investment amount for the fund;
a notification will be sent advising you of the need to make an investment to bring the value of the shares held in the account up to the minimum initial investment amount. If the investment is not made within 60 days from the date of notification, the shares held in the fund account will be redeemed and the proceeds from the redemption will be sent by check to your address of record.
     The automatic redemption of shares will not apply to College Investment Program accounts in the rebalancing phase, Individual Retirement Accounts, 403(b) accounts and other types of tax-deferred retirement plan accounts. In addition, Twentieth Century reserves the right to modify its policies regarding the automatic redemption of shares, or to waive such policies in whole or in part for certain classes of investors.

ADDITIONAL INFORMATION
ABOUT REDEMPTIONS

     If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Twentieth Century in good order.
     Twentieth Century reserves the right to revise or terminate the telephone redemption privilege at any time.
     REDEMPTIONS SPECIFYING A CERTAIN DATE OR PRICE CANNOT BE ACCEPTED AND WILL BE RETURNED.
     If the shares are represented by a negotiable stock certificate, the certificate must be returned before the redemption can be effected.
     ALL REDEMPTIONS ARE MADE AND THE PRICE IS DETERMINED ON THE DAY WHEN ALL DOCUMENTATION, PROPERLY COMPLETED, IS RECEIVED BY TWENTIETH CENTURY. (SEE "WHEN SHARE PRICE IS DETERMINED," PAGE 30.)
     If a request to redeem is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request. Please call or write Twentieth Century for further information.
     A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W-4P and a reason for withdrawal as specified by the IRS.


TELEPHONE SERVICES

INVESTORS LINE

     You may reach a Twentieth Century Investor Services Representative by calling our Investors Line at 1-800-345-2021. On our Investors Line you may request information about our funds and a current prospectus, speak with an Investor Services Representative about your account, or get answers to any questions that you may have about the funds and the ser-vices we offer. In addition, if you have authorized telephone transactions in your account, you may have an Investor Services Representative help you with investment, exchange and redemption transactions.
     UNUSUAL STOCK MARKET CONDITIONS HAVE IN THE PAST RESULTED IN AN INCREASE IN THE NUMBER OF SHAREHOLDER TELEPHONE CALLS. IF YOU EXPERIENCE DIFFICULTY IN REACHING TWENTIETH CENTURY ON THE INVESTORS LINE DURING SUCH PERIODS, YOU SHOULD CONSIDER SENDING YOUR TRANSACTION INSTRUCTIONS BY MAIL, EXPRESS MAIL OR COURIER SERVICE, OR USING OUR AUTOMATED INFORMATION LINE, IF YOU HAVE REQUESTED AND RECEIVED AN ACCESS CODE AND ARE NOT ATTEMPTING TO REDEEM SHARES.

AUTOMATED INFORMATION LINE

     In addition to reaching us on our Investors Line, you may also reach us by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also obtain an access code that will allow you to use the Automated Information Line to make investment and exchange transactions in your accounts and obtain information about your share balance, account value and the most recent transaction. REDEMPTION TRANSACTIONS CANNOT BE MADE ON THE AUTOMATED INFORMATION LINE. Please call our Investors Line at 1-800-345-2021 for more information on how to obtain an access code for our Automated Information Line.

HOW TO CHANGE YOUR
ADDRESS OF RECORD


     You may notify Twentieth Century of changes in your address of record either by writing us or calling our Investors Line. Because your address of record impacts every piece of information we send to you, you are urged to notify us promptly of any change of address. TO PROTECT YOU AND TWENTIETH CENTURY, ALL REQUESTS TO REDEEM SHARES HAVING A VALUE OF $25,000 OR MORE, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE MADE IN WRITING, SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 24.)


TAX-QUALIFIED RETIREMENT PLANS

     Twentieth Century's funds are available for your tax-deferred retirement plan. Call or write Twentieth Century and request the appropriate forms for:
     * Individual Retirement Accounts (IRAs).
     * 403(b)  plans for  employees of public  school  systems
       and non-profit organizations.
     * Profit   sharing   plans   and   pension   plans   for
       corporations and other employers.
     Because income generated in these plans is tax-deferred, the tax-exempt funds may not be used for these plans.

HOW TO TRANSFER AN INVESTMENT
TO A TWENTIETH CENTURY
RETIREMENT PLAN

     It is easy to transfer your tax-deferred plan to Twentieth Century from another company or custodian. Call or write Twentieth Century for a request to transfer form.
     If you direct Twentieth Century to transfer funds from an existing non-retirement Twentieth Century account into a retirement account, the shares in your non-retirement account will be redeemed. The redemption proceeds will be invested in your Twentieth Century IRA or other tax-qualified retirement plan. The redemption is a taxable event resulting in a taxable gain or loss.

COLLEGE INVESTMENT PROGRAM

     Through this special service, you can systematically invest for a child's college education. You may make automatic investments in any amount you choose (minimum of $50) in shares of Select Investors (See Twentieth Century's Equity Funds Prospectus). As the child nears college age, or another age you select, Twentieth Century will automatically begin reallocating a predetermined percentage of your investment from shares of Select Investors to shares of Cash Reserve. The percentage of your investment that will be reallocated is based on the number of years over which you want the reallocation to occur. Call Twentieth Century for additional information about this service.

HOW TO TRANSFER YOUR SHARES
TO ANOTHER PERSON

     You may transfer ownership of your shares to another person or organization by written instructions to Twentieth Century, SIGNED BY ALL OWNERS AND WITH SIGNATURES GUARANTEED AS DESCRIBED UNDER "SIGNATURE GUARANTEE," PAGE 24. IF THE SHARES ARE REPRESENTED BY A NEGOTIABLE STOCK CERTIFICATE, THE CERTIFICATE MUST BE RETURNED WITH YOUR TRANSFER INSTRUCTIONS.

REPORTS TO SHAREHOLDERS

     At the end of each quarter, Twentieth Century will send you a consolidated statement that summarizes all of your Twentieth Century holdings. At the same time, you will also receive an individual statement for each Twentieth Century fund you own with complete year-to-date information on activity in your account. you may at any time also request a statement of your account activity be sent to you.
     With the exception of the automatic transactions noted below, each time you invest, redeem, transfer or exchange shares, Twentieth Century will send you a confirmation of the transaction. Automatic investment purchases and 403(b) purchases (other than transfers), exchanges made in an automatic exchange program, purchases made by direct deposit and transfers made in a Transfer-A-Month program, will be confirmed on your next consolidated quarterly statement. Please carefully review all information in your confirmation or consolidated statement relating to transactions to ensure that your instructions have been acted on properly. Please notify Twentieth Century in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions (or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions noted above), we will deem you to have ratified the transaction.
     No later than January 31 of each year, Twentieth Century will send you the following reports, which you may use in completing your U.S. income tax return:
     Form 1099-DIV Reports taxable distributions during the preceding year.
                   (If you did not receive taxable distributions in the
                   previous year, you will not receive a 1099-DIV.)
     Form 1099-B   Reports proceeds paid on redemptions during the preceding
                   year.
     Form 1099-R   Reports distributions from IRAs and 403(b) plans during the preceding year.
     At such time as prescribed by law, Twentieth Century will send you a Form 5498, which reports contributions to your IRA for the previous calendar year.
     In December of each year, Twentieth

Century will send you an annual report that includes audited financial statements for the fiscal year ending the preceding October 31 and a list of securities in its portfolios on that date. In June of each year, Twentieth Century will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding April 30, as well as a list of securities in its portfolios on that date. Twentieth Century does not publish interim lists of portfolio securities.
     Twentieth Century usually prepares and mails to the address of record a new prospectus dated March 1 of each year.
     Each year that an annual meeting is held you will receive a notice of the annual meeting of shareholders (and of special meetings, if any) and a proxy statement.
     BECAUSE TWENTIETH CENTURY NEEDS YOUR VOTE TO CONDUCT ITS ANNUAL MEETING OF SHAREHOLDERS, YOU ARE URGED TO RETURN PROXIES PROMPTLY.
     IT  IS  IMPORTANT  THAT  YOU  NOTIFY  TWENTIETH   CENTURY
PROMPTLY  OF ANY CHANGE OF  ADDRESS.  (See "How to Change Your
Address of Record," page 27.)

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------
SHARE PRICE

WHEN SHARE PRICE IS DETERMINED
     The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
     Investments and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century of the investment or redemption request. For example, investments and requests to redeem shares received by Twentieth Century before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.
     Investments are considered received only when your check or wired funds are received by Twentieth Century. Wired funds are considered received on the day they are deposited in Twentieth Century's bank account if they are deposited before the close of business on the Exchange, usually 3 p.m.
Central time.
     Investments by telephone pursuant to your prior authorization to Twentieth Century to draw on your bank account are considered received at the time of your telephone call.
     Investment and transaction instructions received by Twentieth Century on any business day by mail at its office prior to the close of business on the Exchange, usually 3 p.m. Central time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:
     The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the board of directors.
     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
     Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION
ABOUT SHARE PRICE

     The net asset values of Twentieth Century's funds are published in leading newspapers daily. The yield of Cash Reserve is published weekly in leading financial publications and daily in many local newspapers. The net asset values, as well as yield information on all of Twentieth Century's fixed income funds, may be obtained by calling Twentieth Century. (See "Telephone Services," page 26.)

DISTRIBUTIONS

     At the close of each day, including Saturdays, Sundays and holidays, net income of the fixed income funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month.
     You will begin to participate in the distributions the day after your purchase is effective. (See "When Share Price is Determined," page 30.) If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.
     Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.
     Distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 and distributions on shares purchased within the last 15 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.
     The board of directors may elect not to distribute capital gains in whole or in part to take advantage of loss carryovers.

TAXES

     Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.
     Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the fixed income funds do not qualify for the 70% dividends received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions which represent short-term capital gains on the tax-exempt bond funds are taxable as ordinary income. Distributions from net long-term capital gains are taxable, even on the tax-exempt bond funds, as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.
     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.
     In January of the year following the distribution, Twentieth Century will send you a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The tax-exempt funds anticipate that substantially all of the dividends to be paid by the funds will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the alternative minimum tax. In that case, it is likely that a portion of the dividends will be taxable to that shareholder, while remaining tax-exempt in the hands of most other shareholders. The funds will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the individual alternative minimum tax should a shareholder be subject to it.
     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax adviser about the tax status of such distributions in your own state.
     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, Twentieth Century is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the social security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. PAYMENTS REPORTED BY TWENTIETH CENTURY THAT OMIT YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER WILL SUBJECT TWENTIETH CENTURY TO A PENALTY OF $50, WHICH WILL BE CHARGED AGAINST YOUR ACCOUNT IF YOU FAIL TO PROVIDE THE CERTIFICATION BY THE TIME THE REPORT IS FILED, AND IS NOT REFUNDABLE. (See "Tax Identification Number," page 20.)
     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT
     Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century. Acting pursuant to an investment management agreement entered into with Twentieth Century, Investors Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri, 64111. Investors Research has been providing investment advisory services to investment companies and institutional clients since 1958.
     Investors Research supervises and manages the investment portfolio of Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the funds' portfolios and the funds' asset mix as it deems appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds or of sectors of the funds as necessary between team meetings.


     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds.


     The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years are as follows:
     ROBERT C. PUFF JR., Executive Vice President and Chief Investment Officer, joined Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
     NORMAN E. HOOPS, Senior Vice President and Fixed Income Portfolio Manager, joined Twentieth Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond and the fixed income portion of Balanced Investors.


     G. DAVID MACEWEN joined Benham in 1991 as a Senior Municipal Portfolio Manager, and currently maintains principal management responsibility for six Benham funds. Mr. MacEwen is a member of the team that manages Tax-Exempt Long-Term. Prior to joining Benham, Mr. MacEwen was Vice President and Municipal Portfolio Manager with Provident Institutional Management Corporation, Wilmington, Delaware.
     JOEL SILVA joined Benham in 1989, serving first as a customer service representative, then moving to a position as a municipal bond trader. As a Municipal Portfolio Manager, Mr. Silva is responsible for the management of two Benham funds. He is a member of the team that manages Tax-Exempt Short-Term and Tax-Exempt Intermediate-Term.
     DAVID SCHROEDER, Vice President and Portfolio Manager for BMC, joined BMC in July 1990. Mr. Schroeder has primary responsibility for the day-to-day operations of the Benham Treasury Note, Benham Short-Term, and Benham Long-Term Funds. He also manages Benham Target Maturities Trust.


     ROBERT V. GAHAGAN, Vice President and Portfolio Manager, has worked for Twentieth

     Century since May 1983. He became a Portfolio Manager in December 1991. Prior to that he served as Assistant Portfolio Manager. He is a member of the team that manages Cash Reserve and U.S. Governments Short-Term.


     AMY O'DONNELL joined Benham in 1988, becoming a member of its portfolio department in 1988. In 1992 she assumed her current position as a portfolio manager of three Benham funds. She is a member of the team that manages Cash Reserve.


     The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
     For the services provided to Twentieth Century, Investors Research receives an annual fee at the following rates:
      *  .60 of 1% of the average net assets of
         Tax-Exempt Short-Term,  Tax-Exempt Intermediate-Term and
         Tax-Exempt Long-Term;
     *   .70 of 1% of the average  net assets of  Limited-Term
         Bond, Cash Reserve and U.S. Governments Short-Term;
     *   .75   of  1%   of   the   average   net   assets   of
         Intermediate-Term      Bond     and      U.S.      Governments
         Intermediate-Term; and
     *   .80 of 1% of the average net assets of Long-Term Bond.
     On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for such fund by the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).



CODE OF ETHICS

     Twentieth Century and Investors Research have adopted a Code of Ethics, which restricts personal investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.


TRANSFER AND
ADMINISTRATIVE SERVICES

     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer, administrative services and dividend paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century and is paid for such services by Investors Research.


     Certain recordkeeping and administrative services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium, by broker-dealers for their customers investing in shares of Twentieth Century or by sponsors of multi mutual fund no- or low-transaction fee programs. Investors Research may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.


     From time to time, special services may be offered to shareholders who maintain higher share balances in the funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by Investors Research.
     Investors Research and Twentieth Century Services, Inc., are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, Inc., controls Twentieth Century
Companies by virtue of his ownership of a majority of its common stock.

FURTHER INFORMATION
ABOUT TWENTIETH CENTURY

     Twentieth Century Investors, Inc. was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
     Twentieth Century is a diversified, open-end management investment company whose shares are presently held by more than 1.5 million shareholders. Its business and affairs are managed by its officers under the direction of its board of directors.
     The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (For local Kansas City area or international callers: 816-531-5575.)
     Twentieth Century issues 16 series of $.01 par value shares. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.
     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
     Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
     TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                                          TWENTIETH CENTURY
                                           INVESTORS, INC.


                                            FIXED INCOME
                                          FUNDS PROSPECTUS
                                           MARCH 1, 1996


     [company logo]
     ------------------------------
     P.O. Box 419200
     ------------------------------
     Kansas City, Missouri
     ------------------------------
     64141-6200
     ------------------------------
     1-800-345-2021 or 816-531-5575
     ------------------------------


                                             [company logo]
     -----------------------------------------------------------------------
     SH-BKT-4300
     9603

     (C) 1996 Twentieth Century Services, Inc.   Recycled

                               TWENTIETH CENTURY
                                INVESTORS, INC.
                         GIFTRUST INVESTORS PROSPECTUS

                                 MARCH 1, 1996


           [stylized "Giftrust" in scrpt across bottom center of page]

                       TWENTIETH CENTURY INVESTORS, INC.
                                    GIFTRUST
                                   INVESTORS
                                   PROSPECTUS
                                 MARCH 1, 1996
--------------------------------------------------------------------------------

    Giftrust Investors seeks capital growth. It pursues its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. There is no assurance that the fund will achieve its investment objective.
    Giftrust Investors is a unique way to give a gift to a child, grandchild or other individual. You may not invest in the fund. Rather, your gift, which is irrevocable, will be invested in the fund by the Giftrust Trustee in accordance with a trust established under a "Giftrust Agreement." The minimum initial gift requirement for Giftrust Investors is $500.
    This prospectus gives you information about Giftrust Investors that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1996, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:

                       Twentieth Century Investors, Inc.
                       4500 Main Street * P.O. Box 419200
                           Kansas City, MO 64141-6200
                                 1-800-345-2021
                         Local and international calls:
                                  816-531-5575
                    Telecommunications device for the deaf:
                                 1-800-634-4113
                                  In Missouri:
                                  816-753-1865
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
                  Transaction and Operating
                  Expense Table ........................    3
                  Financial Highlights .................    4


                  INFORMATION REGARDING THE FUND

                  A Unique Gift ........................    6
                  Information About Investment
                    Policies of the Fund ...............    6
                  Investment Approach ..................    6
                  Other Investment Practices ...........    7
                  Foreign Securities ...................    7
                  Forward Currency
                    Exchange Contracts .................    7
                  Portfolio Turnover ...................    9
                  Repurchase Agreements ................    9
                  Derivative Securities ................    9
                  Portfolio Lending ....................   10
                  When-Issued Securities ...............   11
                  Rule 144A Securities .................   11
                  Short Sales ..........................   12
                  Performance Advertising ..............   12


                  How to Establish a Giftrust Account

                  Twentieth Century Family of Funds ....   13
                  Purchase of Fund Shares ..............   13
                  By Mail ..............................   13
                  By Telephone .........................   13
                  By Wire ..............................   13
                  Automatic Investments ................   14
                  Additional Information
                    About Gifts ........................   14
                  Special Shareholder Services .........   14
                  Exchanges of Fund Shares .............   15
                  How to Redeem Shares .................   15
                  By Telephone .........................   15
                  By Mail ..............................   15
                  By Check-A-Month .....................   16
                  Signature Guarantee ..................   16
                  Redemption Proceeds ..................   16
                  By Mail ..............................   16
                  By Wire and Electronic
                    Funds Transfer .....................   17
                  Additional Information
                  About Redemptions ....................   17
                  Telephone Services ...................   17
                  Investors Line .......................   17
                  Automated Information Line ...........   18
                  How to Change the
                  Address of Record ....................   18
                  Reports to Shareholders ..............   18


                  ADDITIONAL INFORMATION YOU SHOULD KNOW

                  Share Price ..........................   20
                  When Share Price Is Determined .......   20
                  How Share Price Is Determined ........   20
                  Where to Find Information
                  About Share Price ....................   21
                  Distributions ........................   21
                  Taxes ................................   22
                  Management ...........................   24
                  Investment Management ................   24
                  Code of Ethics .......................   25
                  Transfer and
                    Administrative Services ............   25
                  Further Information
                    About Twentieth Century ............   26

--------------------------------------------------------------------------------

NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY TWENTIETH CENTURY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                    TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES  (1)
         Maximum Sales Load Imposed on Purchases                      none
         Maximum Sales Load Imposed on Reinvested Dividends           none
         Deferred Sales Load                                          none
         Redemption Fee (2)                                           none
         Exchange Fee                                                 none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
         Management Fees                                             1.00%
         12b-1 Fees                                                   none
         Other Expenses (3)                                          0.00%
         Total Fund Operating Expenses                               1.00%


EXAMPLE
A $1,000 investment in Giftrust Investors would bear the expenses set forth to the right, assuming (1) a 5% annual return and (2) redemption at the end of each time period. It should be noted that, in most instances, a gift made in the fund must be made in trust for a minimum term of ten years.

         1 year                         $ 10
         3 years                          32
         5 years                          55
         10 years                        122



     The purpose of the table is to help you understand the various costs and expenses that an investment in the fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.L RETURNS


(1) A $100 administrative fee will be charged against each Giftrust account established after March 1, 1996 to help cover the costs incurred as a result of the Giftrust reaching maturity. (See "Information About Investment Policies of the Fund," page 6.)

(2)  Redemption proceeds sent by wire are subject to a $10 processing fee.

(3) Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were 0.0014 of 1% of average net assets for the most recent fiscal year. Also, a $10 fee will be charged against each Giftrust account for which an annual tax return is filed. (See "Taxes," page 22.)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------
The Financial Highlights for each of the periods presented (except as noted) have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the fund's annual report, which is incorporated by reference into the statement of additional information. The annual report contains additional performance information and will be made available upon request and without charge.


                 INCOME FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
          ----------------------------------------------------   -----------------------------------------
                                    Net Realized
                                   and Unrealized
                                        Gains                                 Distributions  Distributions
                                     (Losses) on                                from Net     in Excess of
          Net Asset       Net        Investments        Total   Distributions   Realized     Net Realized
           Value,     Investment     and Foreign        from       from Net     Gains on       Gains on
          Beginning     Income        Currency       Investment   Investment   Investment     Investment
          of Period     (Loss)      Transactions     Operations     Income    Transactions   Transactions


Giftrust Investors    Year Ended Oct. 31,

1986      $ 5.75        $(.03)        $ 2.65         $ 2.62            -       $  (.179)           -
1987        8.19         (.04)          (.23)          (.27)           -         (1.250)           -
1988        6.67         (.01)          1.04           1.03            -          (.856)           -
1989        6.84         (.04)          3.35           3.31            -          (.206)           -
1990        9.94         (.05)         (1.72)         (1.77)           -          (.924)           -
1991        7.25         (.06)          5.77           5.71            -          (.025)           -
1992       12.94         (.08)          1.41           1.33            -          (.697)           -
1993       13.57         (.09)          7.18           7.09            -         (1.425)        $(.007)
1994       19.23         (.10)          3.28           3.18            -         (1.911)           -
1995       20.50         (.16) (1)      6.37           6.21            -         (1.085)           -
                                                                             (table continues on next page)

(1) Computed using net investment income and average shares outstanding for the period.


                                       4



(table contineued from previous page)


                                                                   RATIOS/SUPPLEMENTAL DATA
                                                ---------------------------------------------------------------
                                                            Ratio of Net                    Net
                                                 Ratio of     Investing                   Assets
                       Net Asset                 Operating     Income                     End of       Average
                        Value,                   Expenses     (Loss) to    Portfolio      Period     commission
            Total       End of        Total     to Average     Average      Turnover        (in       paid per
        Distributions   Period       Return     Net Assets   Net Assets       Rate      thousands)  share traded

Giftrust Investors    Year Ended Oct. 31,
1986$     (.179)       $ 8.19        46.67%        1.01%        (.4%)         123%       $  7,127         -
1987     (1.250)         6.67        (4.00%)       1.00%        (.5%)         130%          9,560         -
1988      (.856)         6.84        16.28%        1.00%        (.1%)         157%         13,167         -
1989      (.206)         9.94        49.81%        1.00%        (.5%)         160%         22,541         -
1990      (.924)         7.25       (19.77%)       1.00%        (.6%)         137%         25,296         -
1991      (.025)        12.94        79.04%        1.00%        (.6%)         143%         54,963         -
1992      (.697)        13.57        10.32%        1.00%        (.7%)         134%         77,518         -
1993     (1.432)        19.23        55.84%        1.00%        (.7%)         143%        153,997         -
1994     (1.911)        20.50        18.75%        1.00%        (.7%)         115%        265,601         -
1995     (1.085)        25.63        32.52%         .98%        (.7%)         105%        561,112       $.026


                         INFORMATION REGARDING THE FUND
--------------------------------------------------------------------------------
A UNIQUE GIFT

     A Giftrust is a unique way to give a gift to a child or any individual. You cannot establish or make investments in a Giftrust for yourself or your spouse, nor can a Giftrust be established that designates anyone other than an individual (such as a corporation, partnership or other profit or nonprofit organization) as a beneficiary. The minimum initial gift in Giftrust is $500.
     The shares in a Giftrust are held in trust by an independent trustee until the maturity date you specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time you make the first gift in the Giftrust or until the recipient reaches the age of majority, whichever is later. The recipient will then receive the shares in the account. The Giftrust is irrevocable. Before the maturity date you specify, neither you nor the beneficiary may amend the terms of the trust in any way. Additional investments may be made in amounts of $50 or more at any time without affecting the maturity date.
     After the maturity of the Giftrust, the beneficiary may continue to own the Giftrust shares but, except for reinvestment of distributions, may not make additional Giftrust investments.
     Each Giftrust account for which a tax return is filed will be charged a $10 fee to help offset a portion of the cost of preparing such return. (See
"Taxes," page 22.) Additionally, each maturing Giftrust account established after March 1, 1996 will be charged a $100 administrative fee to help cover the costs incurred by the Trustee as a result of the Giftrust reaching maturity.
     The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax adviser or attorney before opening a Giftrust account. (For information on Giftrusts and taxes, see "Taxes," page 22.)

INFORMATION ABOUT
INVESTMENT POLICIES
OF THE FUND

     Twentieth Century has adopted certain investment restrictions applicable to the fund that are set forth in the statement of additional information. Those restrictions, as well as the investment objective of the fund identified on page 1 of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH
     Giftrust Investors seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection and have, in the opinion of Twentieth Century's management, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the fund intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the fund's actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The fund may purchase securities only of companies that have a record of at least three years continuous operation.

     The size of a fund and of its portfolio companies tends to give a fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large portfolio company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large portfolio company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that Giftrust Investors will be relatively more volatile than other Twentieth Century growth funds since it tends to invest in smaller companies.

OTHER INVESTMENT
PRACTICES

     For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the statement of additional information.

FOREIGN SECURITIES

     The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
     The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment grade obligations.
     Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

FORWARD CURRENCY
EXCHANGE CONTRACTS

     Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolios may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the fund.
     To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.
     The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.
     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.
     When the manager believes that a particular currency may decline in value compared to the dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.
     The fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.
     If the fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.
     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency
                                       8
exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

     The total portfolio turnover rate of the fund is shown in the Financial Highlights table on pages 4 and 5 of this prospectus.
     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
     The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.
     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
     The fund will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's board of directors.
     The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES

     To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").
     Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
     The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the fund may not invest in oil and gas leases or futures.
     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
     There are a range of risks associated with derivative investments, including:
     * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;
     * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;
     * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
     *  the risk that the counterparty will fail to perform its obligations.
     The board of directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

     In order to realize additional income, the fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of a majority of Twentieth Century's shareholders.

WHEN-ISSUED SECURITIES

     The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

     The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet Twentieth Century's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.
     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

SHORT SALES

     The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.
     The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

     From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.
     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
     The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which the fund may be compared.
     All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results.

                      HOW TO ESTABLISH A GIFTRUST ACCOUNT

--------------------------------------------------------------------------------
TWENTIETH CENTURY
FAMILY OF FUNDS

     In addition to the fund offered by this prospectus, the Twentieth Century family of funds also includes additional funds offered by Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.
     The Twentieth Century family of mutual funds now also includes the funds offered by The Benham Group as a result of the acquisition of Benham Management Corporation, investment manager of The Benham Group, by Twentieth Century Companies, Inc. You may wish to consider the funds of The Benham Group for your investment needs. For a prospectus and more information about these funds, please call 1-800-331-8331.

PURCHASE OF FUND SHARES

     The minimum initial gift to a Giftrust account is $500. SUBSEQUENT GIFTS TO PURCHASE ADDITIONAL SHARES MUST BE IN AN AMOUNT OF $50 OR MORE.
     Once a Giftrust has matured, no future investments (other than reinvestments of distributions) may be made. You may make gifts in the following ways:

BY MAIL

     Send your completed Giftrust application and check or money order to Twentieth Century. Checks must be payable in U.S. dollars.
     ADDITIONAL GIFTS. When making additional gifts by mail, please enclose your check with the return remittance portion of the confirmation of your previous gift, if available. If the remittance slip is not available, indicate on your check or a separate piece of paper your name, address and account number.
     Orders to purchase shares are effective on the day Twentieth Century receives the purchase check or money order. (See "When Share Price is Determined," page 20.)

BY TELEPHONE

     Once the Giftrust account is open, additional gifts may be made by telephone. Please call Twentieth Century for further details.

BY WIRE

     You may make subsequent gifts in Giftrust Investors by wiring funds. To do so:

(1) Instruct your bank to wire funds to the Boatmen's First National Bank of Kansas City, Missouri, ABA routing number 101000035.

(2)  BE SURE TO SPECIFY ON THE WIRE:
         (A) TWENTIETH CENTURY INVESTORS, INC.
         (B) THE ACCOUNT NUMBER.
         (C) YOUR NAME.
         (D) YOUR CITY AND STATE.
                                       13

     Wired funds are considered received on the day they are deposited in Twentieth Century's account if they are deposited before the close of business on the New York Stock Exchange, usually 3 p.m. Central time. (See "When Share Price Is Determined," page 20.)

AUTOMATIC INVESTMENTS

     Once a Giftrust account is open, you may make additional gifts to the Giftrust account automatically by authorizing Twentieth Century to draw on your bank account. SUCH ADDITIONAL GIFTS MUST BE IN AMOUNTS OF NOT LESS THAN $50. You should inquire at your bank whether it will honor a preauthorized electronic draft. Contact Twentieth Century if your bank cannot accept electronic drafts or if it requires additional documentation.

     You may change the date or amount of your automatic gift anytime by letter or telephone call to Twentieth Century at least five business days before the change is to become effective.

ADDITIONAL INFORMATION
ABOUT GIFTS

     Twentieth Century cannot accept gifts to a Giftrust account specifying a certain price, date or number of shares and will return these requests.
     Once you have mailed or otherwise transmitted your gift instruction to Twentieth Century, it may not be modified or cancelled.
     The fund reserves the right to suspend the offering of shares for a period of time, and the fund reserves the right to reject any specific gift instruction. Additionally, gift instructions and requests may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

SPECIAL SHAREHOLDER
SERVICES

     As the grantor of a Giftrust, you may establish one or more special services designed to provide an easy way to do business with Twentieth Century. By electing these services on your application or by completing the appropriate forms, you may authorize:

*        Investments by phone
*        Automatic investments

Once a Giftrust matures, the beneficiary may authorize:
*        Exchanges or redemptions by phone
*        Redemptions in writing without a signature guarantee

     With regard to the service which enables the beneficiary of a matured Giftrust to exchange and redeem by phone or in writing, and with respect to redemptions, without a signature guarantee, Twentieth Century, its transfer agent and investment adviser will not be responsible for any loss for instructions that they reasonably believe are genuine. Twentieth Century intends to employ reasonable procedures to confirm that instructions received by Twentieth Century in fact are genuine. Such procedures will include requiring personal information to verify the identity of callers, providing written confirmations of telephone transactions, and recording telephone calls. If Twentieth Century does not employ reasonable procedures to confirm the genuineness of instructions, then Twentieth Century may be liable for losses due to unauthorized or fraudulent instructions.

EXCHANGES OF
FUND SHARES

     The beneficiary of a matured Giftrust may exchange his/her shares for shares of any of the other funds in the Twentieth Century family of funds, subject to any applicable minimum initial investment requirements of the funds into which the beneficiary wishes to exchange. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.
     Except as noted below, exchanges from a matured Giftrust account are limited to six times in any one calendar year. In addition, the shares being exchanged and the shares of each fund being acquired must have a current value of at least $100 and otherwise meet the minimum investment requirement, if any, of the fund being acquired.
     No exchanges out of a Giftrust account may be made prior to the maturity of the Giftrust account.
     Exchanges may be requested by phone (if such service has been authorized) or by mail. Once an exchange request is telephoned or mailed, it is irrevocable and may not be modified or cancelled.

HOW TO REDEEM SHARES

     Twentieth Century will buy back ("redeem") shares of a matured Giftrust at any time at the net asset value next determined after receipt of a redemption request from the beneficiary in good order. Prior to the maturity of a Giftrust, redemptions are allowed only by the Trustee of the Giftrust, who is authorized by the Giftrust Agreement to make redemptions for the purpose of paying applicable fees, expenses and taxes of the Giftrust account.

BY TELEPHONE

     The beneficiary of a matured Giftrust may redeem shares by telephone if that service has been authorized by the beneficiary. ONCE MADE, A TELEPHONE REQUEST MAY NOT BE MODIFIED OR CANCELLED.
     All calls received before the close of the New York Stock Exchange, usually 3 p.m. Central time, will receive that day's closing price.
     (Before calling, read "Additional Information About Redemptions," page 17.)

BY MAIL

     The written instructions of a matured Giftrust beneficiary to redeem shares may be in any one of the following forms:
*        A redemption form, available from Twentieth Century.
*        A letter to Twentieth Century.
     ONCE MAILED TO TWENTIETH CENTURY, THE REDEMPTION REQUEST IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.

     If the beneficiary has authorized redemptions without signature guarantees, no signature guarantee is required. If this special service has not been elected, signatures must be guaranteed. (See "Signature Guarantee," on this page.)
     The signature should be exactly as the name appears in the registration. If the matured Giftrust's beneficiary's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.
     (Before writing, see "Additional Information About Redemptions," page 17.)

BY CHECK-A-MONTH

     Twentieth Century's Check-A-Month plan automatically redeems enough shares each month to provide the beneficiary of a matured Giftrust with a check for a minimum of $25. Call Twentieth Century for more information about this service.

SIGNATURE GUARANTEE

     When a signature guarantee is required, a signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature guarantee ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. Twentieth Century may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.
     Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel in foreign countries may acknowledge their signatures before officers authorized to take acknowledgements (e.g., legal officers and adjutants).
     Twentieth Century may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signature of the beneficiary from its account records. Twentieth Century reserves the right to amend or discontinue this waiver policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.

REDEMPTION PROCEEDS

Redemption proceeds may be sent to the beneficiary of a mature Giftrust:

BY MAIL

     If a redemption check is mailed, it is usually mailed on the second business day after receipt of a redemption request, but not later than seven days afterwards.
     Except as noted below, all checks will be made payable to the registered owner of the shares and will be mailed only to the address of record.
     In certain instances a redemption check can be made payable to someone other than the registered owner of the shares and/or mailed to an address other than the address of record. For information about this special service, please call Twentieth Century. (See "Telephone Services," page 17.)

BY WIRE AND ELECTRONIC
FUNDS TRANSFER

     The beneficiary of a matured Giftrust may authorize Twentieth Century to transmit redemption proceeds by wire or electronic funds transfer. These services will be effective 30 days after Twentieth Century receives the authorization.
     Proceeds from the redemption of shares will normally be transmitted on the first business day, but not later than the seventh day, following the date of redemption.
     The destination bank usually will receive wired funds the day they are transmitted or the next day. Electronically transferred funds will ordinarily be received within one to seven days after transmission. Once the funds are transmitted, the time of receipt and the availability of the funds are not within Twentieth Century's control. Wired funds are subject to a charge of $10 to cover bank wire charges, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION
ABOUT REDEMPTIONS

     If the beneficiary of a matured Giftrust experiences difficulty in making a telephone redemption during periods of drastic economic or market changes, the redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after the request has been received by Twentieth Century in good order.
     Twentieth Century reserves the right to revise or terminate the telephone redemption privilege at any time.
     REDEMPTIONS SPECIFYING A CERTAIN DATE OR PRICE CANNOT BE ACCEPTED AND WILL BE RETURNED.
     ALL REDEMPTIONS ARE MADE AND THE PRICE IS DETERMINED ON THE DAY WHEN ALL DOCUMENTATION, PROPERLY COMPLETED, IS RECEIVED BY TWENTIETH CENTURY. (See "When Share Price Is Determined," page 20.)
     Until a Giftrust matures, only the Trustee, as the legal owner of the shares, may redeem them. The ability of the beneficiary to compel the Trustee to redeem the shares is subject to the terms of the Giftrust.

TELEPHONE SERVICES

INVESTORS LINE

     The grantor of a Giftrust or the beneficiary of the Giftrust, if of legal age (or if not of legal age, the beneficiary's parents) may reach an Investor Services Representative by calling our Investors Line at 1-800-345-2021. On our Investors Line one may request information about our funds and a current prospectus, speak with an Investor Services Representative about his/her account, or get answers to any questions about the funds and the services we offer.
     UNUSUAL STOCK MARKET CONDITIONS HAVE IN THE PAST RESULTED IN AN INCREASE IN THE NUMBER OF SHAREHOLDER TELEPHONE CALLS. THOSE WHO EXPERIENCE DIFFICULTY IN REACHING TWENTIETH CENTURY ON THE INVESTORS LINE DURING SUCH PERIODS SHOULD CONSIDER SENDING TRANSACTION INSTRUCTIONS BY MAIL, EXPRESS MAIL OR COURIER SERVICE, OR USING OUR AUTOMATED INFORMATION LINE, IF THE CALLER HAS REQUESTED

AND RECEIVED AN ACCESS CODE AND IS NOT ATTEMPTING TO REDEEM SHARES.

AUTOMATED
INFORMATION LINE

     In addition to reaching us on our Investors Line, we can also be reached by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. The beneficiary of a matured Giftrust may also obtain an access code that will allow him/her to use the automated Information Line to make exchange transactions and obtain information about share balance, account value and the most recent transaction. REDEMPTION TRANSACTIONS CANNOT BE MADE ON THE AUTOMATED INFORMATION LINE. Please call our Investors Line at 1-800-345-2021 for more information on how to obtain an access code for our Automated Information Line.

HOW TO CHANGE THE
ADDRESS OF RECORD

     The grantor of a Giftrust or the beneficiary of the Giftrust, if of legal age (or if not of legal age, the beneficiary's parents) may notify Twentieth Century of changes in the address of record for the Giftrust account either by writing us or calling our Investors Line. Because the address of record impacts every piece of information we send to you, you are urged to notify us promptly of any change of address. TO PROTECT THE BENEFICIARY OF A MATURED GIFTRUST AND TWENTIETH CENTURY, ALL REQUESTS TO REDEEM SHARES HAVING A VALUE OF $25,000 OR MORE MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE), WHICH ARE TO BE PAID BY CHECK, MUST BE MADE IN WRITING, SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 16.)

REPORTS TO SHAREHOLDERS

     At the end of each quarter, Twentieth Century will send to the address of record for the Giftrust a statement with the complete year-to-date information on activity in the account. The grantor, or the beneficiary, if of legal age (or if not of legal age, the beneficiary's parents) may at any time also request a statement of account activity to be sent to them.
     With the exception of the automatic transactions noted below, each time an investment, redemption or exchange of shares is made, Twentieth Century will send to the address of record for the Giftrust a confirmation of the transaction. Automatic investment purchases and exchanges made in an automatic exchange program will be confirmed on the next quarterly statement. Please carefully review all information in the confirmation or consolidated statement relating to transactions to ensure that instructions have been acted on properly. Please notify Twentieth Century in writing if there is an error. If you fail to provide notification of an error with reasonable promptness (i.e., within 30 days of non-automatic transactions or within 30 days of the date of the quarterly statement, in the case of the automatic transactions noted above) we will deem the transaction to be ratified.
     No later than January 31 of each year, Twentieth Century will send to the address of record for the Giftrust account, when applicable, the following reports, which may be used in completing U.S. income tax returns:

     FORM 1099-DIV

     Reports taxable distributions during the preceding year. (If the beneficiary does not receive taxable distributions in the previous year, he or she will not receive a 1099-DIV.)

     FORM 1099-B

     Reports proceeds paid on redemptions during the preceding year.

     In December of each year, Twentieth Century will send to the address of record for the Giftrust account an annual report that includes audited financial statements for the fiscal year ending the preceding October 31 and a list of securities in the Giftrust Investors portfolio on that date. In June of each year, Twentieth Century will send a semiannual report that includes unaudited financial statements for the six months ending the preceding April 30, as well as a list of securities in its portfolio on that date. Twentieth Century does not publish interim lists of portfolio securities.
     Twentieth Century usually prepares and mails to the address of record a new prospectus dated March 1 of each year.
     IT IS IMPORTANT TO NOTIFY TWENTIETH CENTURY PROMPTLY OF ANY CHANGE OF ADDRESS. (See "How to Change the Address of Record," page 18.)

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------
SHARE PRICE

WHEN SHARE PRICE
IS DETERMINED

     The price of Giftrust shares is their net asset value next determined after receipt of an instruction to purchase or redeem. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
     Gifts and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century of the gifts or redemption request. For example, gifts and requests to redeem shares received by Twentieth Century before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.
     Investments are considered received from the Trustee only when the purchase check or wired funds representing gifts by a grantor are received by Twentieth Century. Wired funds are considered received on the day they are deposited in Twentieth Century's bank account if they are deposited before the close of business on the Exchange, usually 3 p.m. Central time.
     Gifts by telephone pursuant to an authorization to Twentieth Century to draw on a bank account are considered received at the time of the telephone call.
     Gifts and transaction instructions received by Twentieth Century on any business day by mail at its office prior to the close of business on the Exchange, usually 3 p.m. Central time, will receive that day's price. Gifts and instructions received after that time, will receive the price determined on the next business day.

HOW SHARE PRICE
IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:
     The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair
                                       20
value as determined in good faith by the board of directors.
     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
     Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.
     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset values of Twentieth Century's funds are published in leading newspapers daily. The net asset values may also be obtained by calling Twentieth Century. (See "Telephone Services," page 17.)

DISTRIBUTIONS

     In general, distributions from net investment income and net realized securities gains, if any, are declared and paid annually on or before December 31, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.
     Distributions on shares of Giftrust accounts will not be paid in cash and will be reinvested.

     The board of directors may elect not to distribute capital gains in whole or in part to take advantage of loss carryovers.
     A distribution on shares of the fund does not increase the value of shares or total return. At any given time the value of shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.
     Because such gains and dividends are included in the value of shares, when they are distributed the value of shares is reduced by the amount of the distribution. If shares are bought just before the distribution, the full price will be paid for the shares, and then a portion of the purchase price will be distributed as a taxable distribution. (See "Taxes," on this page.)
     Reinvested distributions have no effect on the value of the account; while the account holds more shares, the value of each share has been reduced by the amount of the distribution.

TAXES

     Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.
     Distributions of net investment income and net short-term capital gains are taxable as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains.
     Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.
     If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by shareholders.
     If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies, capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders.
     Distributions are taxable, even if the value of the shares is below their cost. If shares are purchased shortly
                                       22
before a distribution, income taxes must be paid on the distribution, even though the value of the investment (plus cash received, if any) remains the same. In addition, the share price at the time shares are purchased may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid as a distribution of capital gains and will be taxable as short-term or long-term capital gains. (See "Distributions," on page 21.)
     In January of the year following the distribution, Twentieth Century will send, when applicable, a Form 1099-DIV notifying the beneficiary of a matured Giftrust of the status of distributions for federal income tax purposes.
     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if received directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders.
     If the beneficiary of a matured Giftrust has not complied with certain provisions of the Internal Revenue Code and Regulations, Twentieth Century is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require the beneficiary of a matured Giftrust to certify that the social security number or tax identification number provided is correct and that he/she is not subject to 31% withholding for previous under-reporting to the IRS. The beneficiary of a matured Giftrust will be asked to make the appropriate certification upon maturity of the Giftrust.
     Redemption of Giftrust shares will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year.
     Because it is a gift of a future interest, an investment in a Giftrust does not qualify for the annual gift tax exclusion of $10,000. If you give a Giftrust, you must file a United States Gift Tax Return. If you make additional investments in subsequent years, a Gift Tax Return must be filed for each year's gift. No gift tax is payable until your cumulative lifetime gifts exceed the exemption equivalent of $600,000. Each gift is applied against the exemption equivalent that would otherwise be available in the future.
     The income of a Giftrust account is exempt from federal income tax until it exceeds $100. The Trustee of the Giftrust files federal income tax returns and pays the income tax out of the assets of the trust. A $10 fee will be charged against a Giftrust account in each year that the Trustee files a tax return on behalf of such account. The distribution to the beneficiary at the maturity of the Giftrust may be subject to the throwback rules under the Internal Revenue Code. The throwback rules may create additional tax liability for a beneficiary who is age 21 or older at the time the Giftrust matures. More than one trust for the same beneficiary may be subject to the provisions of the Internal Revenue Code with respect to multiple trusts.
     The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax adviser before opening a Giftrust account.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century. Acting pursuant to an investment management agreement entered into with Twentieth Century, Investors Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Investors Research has been providing investment advisory services to Twentieth Century since it was founded in 1958.

     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds.

     Investors  Research  supervises  and manages the  investment  portfolios of
Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives.
Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

     The portfolio manager members of the team managing Giftrust Investors and their work experience for the last five years are as follows:

     JAMES E. STOWERS III, President and Portfolio Manager, joined Twentieth Century in 1981.
     ROBERT C. PUFF JR., Executive Vice President and Chief Investment Officer, has been a Portfolio Manager since joining Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
     GLENN A. FOGLE, Vice President and Portfolio Manager, joined Twentieth Century in September 1990 as an Investment Analyst, a posi-tion he held until March 1993. At that time he was promoted to Portfolio Manager.
     The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
     For the services provided to Twentieth Century, Investors Research receives an annual fee of 1% of the average net assets the fund. On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
     The unified management fee paid by the fund to Investors Research may be higher than that paid by many funds. However, most if not all of such funds also pay in addition certain of their own expenses, while virtually all of Giftrust Investors' expenses, except as specified above, are paid by Investors Research.

CODE OF ETHICS

     Twentieth Century and Investors Research have adopted a Code of Ethics that restricts personal investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND
ADMINISTRATIVE SERVICES

     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer, administrative services and dividend-paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century, and is paid for such services by Investors Research.
     Investors Research and Twentieth Century Services, Inc. are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, controls Twentieth Century Companies by virtue of his ownership of a majority of its common stock.

FURTHER INFORMATION
ABOUT TWENTIETH CENTURY

     Twentieth Century Investors, Inc. was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
     The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (For local Kansas City area or international callers: 816-531-5575.)
     Giftrust Investors is one of 16 series of shares ($.01 par value per share) issued by Twentieth Century. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.
     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
     Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
     TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                     This page is left blank intentionally.

                     This page is left blank intentionally.

                                 [company logo]
                            Investments That WorkTM
                    ----------------------------------------
                                P.O. Box 419200
                             Kansas City, Missouri
                                   64141-6200
                    ----------------------------------------
                          Person-to-person assistance:
                         1-800-345-2021 or 816-531-5575
                    ----------------------------------------
                          Automated information line:
                                 1-800-345-8765
                    ----------------------------------------
                    Telecommunications Device for the Deaf:
                         1-800-634-4113 or 816-753-1865
                    ----------------------------------------
                               Fax: 816-340-7962



SH-BKT-4308         Recycled
9603
(C) 1996 Twentieth Century Services, Inc.

                               TWENTIETH CENTURY
                                INVESTORS, INC.

                            INSTITUTIONAL PROSPECTUS


                                 MARCH 1, 1996


--------------------------------------------------------------------------------
     Twentieth Century Investors, Inc., a member of the Twentieth Century family of funds, offers 16 no-load mutual funds covering a variety of investment opportunities. Twelve of the funds are described in this prospectus. The investment objectives of the funds are listed on the inside cover of the prospectus.


NO-LOAD MUTUAL FUNDS

     Twentieth Century's funds are "no-load" investments, which means there are no sales charges or commissions. Twentieth Century has no 12b-1 plan or other deferred sales charges.
     This prospectus is intended for participants in employer-sponsored retirement or savings plans. One or more of the funds described herein is available as an investment option in your employer's plan. There is no minimum investment requirement for plan participants. Other prospectuses containing information on the funds offered by Twentieth Century and information on how to open personal and other types of investment accounts are available by calling Twentieth Century at the number shown at right.


    This prospectus gives you information about Twentieth Century that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1996, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:


                       Twentieth Century Investors, Inc.
                       4500 Main Street * P.O. Box 419385
                           Kansas City, MO 64141-6385
                                 1-800-345-3533
                         Local and international calls:
                                  816-531-5575
                    Telecommunications device for the deaf:
                                 1-800-345-1833
                           In Missouri: 816-753-0700
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT OBJECTIVES OF THE FUNDS
--------------------------------------------------------------------------------
EQUITY FUNDS


SELECT INVESTORS
HERITAGE INVESTORS
seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends or otherwise produce income.


GROWTH INVESTORS
ULTRA INVESTORS
VISTA INVESTORS
seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

BALANCED FUND
BALANCED INVESTORS
seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the balance in bonds and other fixed income securities.

FIXED INCOME FUNDS
CASH RESERVE
is a money market fund which seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days.
     AN INVESTMENT IN CASH RESERVE IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

U.S. GOVERNMENTS SHORT-TERM
seeks income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three years or less.

U.S. GOVERNMENTS INTERMEDIATE-TERM
seeks a competitive level of income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three to 10 years.

LIMITED-TERM BOND
seeks income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less.

INTERMEDIATE-TERM BOND
seeks a competitive level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years.

LONG-TERM BOND
seeks a high level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of 10 years or greater.

There is no assurance that the funds will achieve their respective objectives.
--------------------------------------------------------------------------------
NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY INVESTORS, INC. TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY THE COMPANY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                               TABLE OF CONTENTS

TRANSACTION AND OPERATING EXPENSE TABLE ..........    4
FINANCIAL HIGHLIGHTS .............................    5

INFORMATION REGARDING THE FUNDS
Information About Investment Policies of the Funds    9
Equity Funds .....................................    9
     Select Investors, Heritage Investors ........    9
     Growth Investors, Ultra Investors and
         Vista Investors .........................    9
Balanced Fund ....................................   10
     Balanced Investors ..........................   10
Fixed Income Funds ...............................   11
     Cash Reserve ................................   11
     U.S. Governments Short-Term and
         U.S. Governments Intermediate-Term ......   11
     Limited-Term Bond, Intermediate-Term Bond
          and Long-Term Bond .....................   12
FUNDAMENTALS OF FIXED INCOME INVESTING ...........   13
OTHER INVESTMENT PRACTICES .......................   14
     Portfolio Turnover ..........................   14
     Repurchase Agreements .......................   15
     Derivative Securities .......................   15
     Portfolio Lending ...........................   16
     Foreign Securities ..........................   16
     Forward Currency Exchange Contracts .........   17
     When-Issued Securities ......................   17
     Rule 144A Securities ........................   18
     Interest Rate Futures Contracts and
         Options Thereon .........................   18
     Short Sales .................................   19
PERFORMANCE ADVERTISING ..........................   19

HOW TO INVEST WITH TWENTIETH CENTURY
TWENTIETH CENTURY FAMILY OF FUNDS ................   21
INVESTING IN TWENTIETH CENTURY ...................   21
HOW TO EXCHANGE YOUR INVESTMENT
     FROM ONE TWENTIETH CENTURY
     FUND TO ANOTHER .............................   21
HOW TO REDEEM SHARES .............................   21
     Special Requirements for Large
         Equity Fund Redemptions .................   21
TELEPHONE SERVICES ...............................   22
     Investors Line ..............................   22
     Automated Information Line ..................   22

ADDITIONAL INFORMATION YOU SHOULD KNOW
SHARE PRICE ......................................   23
     When Share Price Is Determined ..............   23
     How Share Price Is Determined ...............   23
     Where to Find Information About Share Price .   24
DISTRIBUTIONS ....................................   24
     Equity Funds ................................   24
     Balanced Fund ...............................   24
     Fixed Income Funds ..........................   24
TAXES ............................................   24
MANAGEMENT .......................................   24
     Investment Management .......................   24
     Code of Ethics ..............................   26
     Transfer and Administrative Services ........   26
FURTHER INFORMATION ABOUT TWENTIETH CENTURY ......   27



                                               TRANSACTION AND OPERATING EXPENSE TABLE
------------------------------------------------------------------------------------------------------------------------------------


                                                         Select, Heritage,                     Intermediate-        Cash Reserve,
                                                           Growth, Ultra                      Term Bond, U.S.     U.S. Governments
                                                             Vista and          Long-Term       Governments        Short-Term and
                                                             Balanced             Bond       Intermediate-Term    Limited-Term Bond
                                                       ----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                        none               none             none                 none
Maximum Sales Load Imposed on Reinvested Dividends             none               none             none                 none
Deferred Sales Load                                            none               none             none                 none
Redemption Fee                                                 none               none             none                 none
Exchange Fee                                                   none               none             none                 none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
     Management Fees(1)                                        1.00%              .80%             .75%                 .70%
     12b-1 Fees                                                none               none              none                 none
     Other Expenses(2)                                         0.00%             0.00%            0.00%                0.00%
     Total Fund Operating Expenses                             1.00%              .80%             .75%                 .70%

EXAMPLE
     You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption the end of each time period:
     1 year                                                    $ 10                $ 8               $ 8                  $ 7
     3 years                                                     32                 26                24                   22
     5 years                                                     55                 44                42                   39
     10 years                                                   122                 99                93                   87

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of Twentieth Century offered by this prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.
     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


(1) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 26.


(2) Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were 0.0014 of 1% of average net assets for the most recent fiscal year.



                                                        FINANCIAL HIGHLIGHTS
                                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     The Financial Highlights for each of the periods presented (except as noted) have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the corporation's annual report, which is incorporated by reference into the statement of additional information. The annual report contains additional performance information and will be made available upon request and without charge.

                              INCOME FROM
                         INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ---------------------------------   ---------------------------------------------------------
                             Net Realized                            Distributions   Distributions
                                  and                                  from Net      in Excess of
        Net Asset             Unrealized      Total    Dividends       Realized      Net Realized                 Net Asset
         Value,       Net        Gains        from       from Net      Gains on        Gains on                   Value,
        Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of    Total
        of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period  Return(1)

SELECT INVESTORS Year Ended Oct. 31,
1986     $26.48      $.43       $ 9.01       $ 9.44       $(.515)         --              --          $(.515)      $35.40   36.13%
1987      35.40       .33         .80         1.13        (.380)       $(3.462)           --          (3.842)       32.69    3.47%
1988      32.69       .64        1.37         2.01        (.481)        (6.367)           --          (6.848)       27.85    7.31%
1989      27.85      1.10        7.74         8.84        (.707)          --              --          (.707)        35.98   32.59%
1990      35.98       .62       (1.29)        (.67)       (1.116)         --              --          (1.116)       34.19   (2.03%)
1991      34.19       .63        8.17         8.80        (.652)        (1.551)           --          (2.203)       40.79   27.05%
1992      40.79       .53         .34          .87        (.653)        (1.823)           --          (2.476)       39.18    1.76%
1993      39.18       .46        7.94         8.40        (.495)        (1.313)         $(.016)       (1.824)       45.76   22.20%
1994      45.76       .40       (3.59)       (3.19)       (.432)        (4.466)           --          (4.898)       37.67   (7.37%)


1995      37.67       .33        4.68         5.01        (.281)        (2.750)         (.125)        (3.156)       39.52   15.02%


HERITAGE INVESTORS
Nov. 10, 1987 (inception) through Oct. 31,
1988     $5.00       $.06        $1.16        $1.22       $(.013)         --              --          $(.013)      $6.21    25.75%
Year Ended Oct. 31,
1989      6.21        .08        1.93         2.01        (.066)          --              --          (.066)        8.15    32.65%
1990      8.15        .10        (.94)        (.84)       (.065)        $(.691)           --          (.756)        6.55   (11.62%)
1991      6.55        .11        2.04         2.15        (.110)          --              --          (.110)        8.59    33.25%
1992      8.59        .10         .72          .82        (.113)          --              --          (.113)        9.30     9.65%
1993      9.30        .07        2.43         2.50        (.093)        (.679)            --          (.772)        11.03   28.64%
1994      11.03       .07        (.21)        (.14)       (.068)        (.500)          $(.006)       (.574)        10.32   (1.13%)


1995      10.32       .05        1.96         2.01        (.033)        (.514)          $(.030)       (.577)        11.75   21.04%


GROWTH INVESTORS Year Ended Oct. 31,
1986     $14.16      $.12       $ 5.37       $ 5.49       $(.182)         --              --          $(.182)      $19.47   39.09%
1987      19.47       .01        1.30         1.31        (.086)       $(5.076)           --          (5.162)       15.62    9.32%
1988      15.62       .30         .13          .43        (.046)        (3.460)           --          (3.506)       12.54    3.18%
1989      12.54       .08        5.14         5.22        (.320)          --              --          (.320)        17.44   42.74%
1990      17.44       .09       (2.05)       (1.96)       (.079)        (.592)            --          (.671)        14.81  (11.72%)
1991      14.81       .04        8.47         8.51        (.111)        (.891)            --          (1.002)       22.32   60.64%
1992      22.32      (.02)       1.35         1.33        (.013)          --              --          (.013)        23.64    5.96%
1993      23.64       .06        1.94         2.00          --          (.353)          $(.013)       (.366)        25.27    8.48%
1994      25.27       .06         .48          .54        (.056)        (2.764)         (.002)        (2.822)       22.99    2.66%


1995      22.99       .08        4.08         4.16        (.051)        (3.183)         (.040)        (3.274)       23.88   22.31%
                                                                                                             [table continued below]


[table continued]
                     RATIOS/SUPPLEMENTAL DATA
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate     thousands)

SELECT INVESTORS Year Ended Oct. 31,
1986         1.01%        1.6%         85%     $1,978,449
1987         1.00%        1.1%        123%      2,416,527
1988         1.00%        2.2%        140%      2,366,730
1989         1.00%        3.4%         93%      2,720,968
1990         1.00%        1.8%         83%      2,953,030
1991         1.00%        1.7%         84%      4,163,105
1992         1.00%        1.4%         95%      4,534,264
1993         1.00%        1.1%         82%      5,159,963
1994         1.00%        1.0%        126%      4,277,843


1995         1.00%         .9%        106%      4,008,438
                    1995 average commission paid per share traded $0.46


HERITAGE INVESTORS
Nov. 10, 1987 (inception) through Oct. 31,
1988       1.00%(2)      1.4%(2)     130%(2)    $55,389
Year Ended Oct. 31,
1989         1.00%        1.3%        159%       116,880
1990         1.00%        1.6%        127%       198,999
1991         1.00%        1.5%        146%       268,891
1992         1.00%        1.1%        119%       368,651
1993         1.00%         .7%        116%       701,504
1994         1.00%         .7%        136%       896,763


1995         .99%          .5%        121%      1,008,323
                    1995 average commission paid per share traded $.042


GROWTH INVESTORS Year Ended Oct. 31,
1986         1.01%         .6%        105%      $964,742
1987         1.00%         .2%        114%      1,187,933
1988         1.00%        2.4%        143%      1,228,587
1989         1.00%         .5%         98%      1,596,571
1990         1.00%         .6%        118%      1,696,667
1991         1.00%         .2%         69%      3,193,381
1992         1.00%        (.1%)        53%      4,471,882
1993         1.00%         .2%         94%      4,641,187
1994         1.00%         .3%        100%      4,363,476


1995         1.00%         .4%        141%      5,129,894
                    1995 average commission paid per share traded $0.40



(1)  Actual total return for period indicated.
(2)  Annualized.
                                       5



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ---------------------------------   --------------------------------------------------------
                             Net Realized                            Distributions   Distributions
                                  and                                  from Net      in Excess of
        Net Asset             Unrealized      Total      Dividends    Realized      Net Realized                Net Asset
         Value,       Net        Gains        from       from Net      Gains on        Gains on                   Value,
        Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of    Total
        of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period  Return(1)
ULTRA INVESTORS Year Ended Oct. 31,
1986     $7.13       $.00        $1.94        $1.94       $(.010)         --              --         $  (.010)      $9.06   27.22%
1987      9.06       (.07)       (.22)        (.29)       (.007)          --              --          (.007)        8.76    (3.23%)
1988      8.76       (.02)       1.38         1.36          --         $(3.258)           --          (3.258)       6.86    19.52%
1989      6.86       .19         2.58         2.77          --            --              --            --          9.63    40.37%
1990      9.63       (.03)       (.73)        (.76)       (.196)        (.947)            --          (1.143)       7.73    (9.02%)
1991      7.73       (.03)       7.86         7.83          --          (.028)            --          (.028)        15.53   101.51%
1992     15.53       (.05)       (.02)        (.07)         --            --              --            --          15.46   (.45%)
1993     15.46       (.09)       6.24         6.15          --            --              --            --          21.61   39.78%
1994     21.61       (.03)       (.42)        (.45)         --            --              --            --          21.16   (2.08%)

1995     21.16       (.07)       7.58         7.51          --          (.645)            --          (.645)        28.03   36.89%

VISTA INVESTORS Year Ended Oct. 31,
1986      $4.68     $(.02)       $2.22        $2.20         --            --              --            --          $6.88   47.00%
1987      6.88       (.05)       (.45)        (.50)         --          $(.651)           --          $(.651)       5.73    (7.70%)
1988      5.73        .01         .63          .64          --          (.462)            --          (.462)        5.91    11.41%
1989      5.91       (.03)       2.87         2.84        $(.012)         --              --          (.012)        8.74    48.19%
1990      8.74       (.01)      (1.76)       (1.77)         --          (.693)            --          (.693)        6.28   (22.17%)
1991      6.28       (.02)       4.27         4.25          --            --              --            --          10.53   67.67%
1992      10.53      (.04)        .52          .48          --            --              --            --          11.01    4.55%
1993      11.01      (.07)       1.95         1.88          --          (.641)          $(.006)       (.647)        12.24   17.71%
1994      12.24      (.08)        .45          .37          --          (1.663)         (.012)        (1.675)       10.94    4.16%

1995      10.94      (.08)       4.90         4.82          --           (.30)            --           (.30)        15.73   44.20%

BALANCED INVESTORS
Oct. 20, 1988 (inception) through Oct. 31,
1988     $10.22      $.01       $(.10)       $(.09)         --            --              --            --         $10.13   (.88%)
YearEnded Oct. 31,
1989      10.13       .37        1.71         2.08        $(.372)         --              --          $(.372)       11.84   20.94%
1990      11.84       .41        (.62)        (.21)       (.417)        $(.320)           --          (.737)        10.89   (2.10%)
1991      10.89       .38        4.22         4.60        (.384)          --              --          (.384)        15.11   42.92%
1992      15.11       .33        (.23)         .10        (.322)          --              --          (.322)        14.89    .63%
1993      14.89       .38        1.62         2.00        (.375)          --              --          (.375)        16.52   13.64%
1994      16.52       .42        (.58)        (.16)       (.416)          --              --          (.416)        15.94   (.93%)

1995      15.94       .48        2.03         2.51        (.475)        (.274)            --          (.749)        17.70   16.36%
                                                                                                             [table continued below]

[table continued]
                     RATIOS/SUPPLEMENTAL DATA
           -------------------------------------
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate      thousands)

ULTRA INVESTORS Year Ended Oct. 31,
1986         1.01%         --          99%      $314,672
1987         1.00%        (.5%)       137%       235,865
1988         1.00%        (.3%)       140%       258,320
1989         1.00%        2.2%        132%       346,593
1990         1.00%        (.3%)       141%       330,005
1991         1.00%        (.5%)        42%      2,147,654
1992         1.00%        (.4%)        59%      4,275,200
1993         1.00%        (.6%)        53%      8,037,417
1994         1.00%        (.1%)        78%     10,344,273

1995         1.00%        (.3%)        87%     14,375,902
                    1995 average commission paid per share traded $.033


VISTA INVESTORS Year Ended Oct. 31,
1986         1.01%        (.3%)       121%      $159,889
1987         1.00%        (.7%)       123%       187,272
1988         1.00%         .2%        145%       206,434
1989         1.00%        (.4%)       125%       263,876
1990         1.00%        (.1%)       103%       340,621
1991         1.00%        (.3%)        92%       622,140
1992         1.00%        (.4%)        87%       829,678
1993         1.00%        (.6%)       133%       847,470
1994         1.00%        (.8%)       111%       792,343

1995         .98%         (.6%)        89%      1,675,917
                    1995 average commission paid per share traded $.033


BALANCED INVESTORS
Oct. 20, 1988 (inception) through Oct. 31,
1988       1.00%(2)      4.4%(2)     99%(2)      $2,786
Year Ended Oct. 31,
1989         1.00%        4.2%        171%       30,156
1990         1.00%        3.8%        104%       66,407
1991         1.00%        3.1%        116%       254,884
1992         1.00%        2.4%        100%       654,123
1993         1.00%        2.4%        95%        705,698
1994         1.00%        2.7%         94%       703,866

1995         .98%         2.9%       85%(3)      815,570
                    1995 average commission paid per share traded $.039


(1)  Actual total return for period indicated.
(2)  Annualized.
(3)  The portfolio turnover rate of the equity and fixed income components of the portfolio was 90% and 71%, respectively.



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM
                          INVESTMENT OPERATIONS                                        DISTRIBUTIONS
                    ----------------------------------                ------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total    Dividends      Realized      Net Realized                  Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                    Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total       End of    Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions   Period Return(1)
CASH RESERVE (2)
Year Ended Oct. 31,
1986       $1.00      $.06       $.001         $.06        $(.062)       $(.001)           --          $(.063)      $1.00     6.46%
1987       1.00       .06          --           .06        (.056)          --              --          (.056)        1.00     5.75%
1988       1.00       .07          --           .07        (.065)          --              --          (.065)        1.00     6.73%
1989       1.00        .08         --           .08        (.083)          --              --          (.083)        1.00     8.66%
1990       1.00       .07          --           .07        (.074)          --              --          (.074)        1.00     7.67%
1991       1.00        .06         --           .06        (.058)          --              --          (.058)        1.00     5.95%
1992       1.00        .04         --           .04        (.037)          --              --          (.037)        1.00     3.74%
1993       1.00       .02          --           .02        (.023)          --              --          (.023)        1.00     2.30%
1994       1.00        .03         --           .03        (.032)          --              --          (.032)        1.00     3.21%


1995       1.00        .05         --           .05        (.052)          --              --          (.052)        1.00     5.38%



U.S. GOVERNMENTS SHORT-TERM(4)
Year Ended Oct. 31,
1986      $  9.95     $.87        $ .27        $1.14       $(.871)       $(.056)           --          $(.927)      $10.16   11.89%
1987       10.16      .79         (.49)         .30        (.792)        (.122)            --          (.914)        9.55     3.14%
1988       9.55        .81        (.13)         .68        (.816)          --              --          (.816)        9.41     7.44%
1989       9.42        .84        (.10)         .74        (.843)          --              --          (.843)        9.32     8.36%
1990       9.32        .79        (.24)         .55        (.789)          --              --          (.789)        9.08     6.28%
1991       9.08        .63        .33           .96        (.635)          --              --          (.635)        9.41    10.99%
1992       9.41        .44        .20           .64        (.441)          --              --          (.441)        9.61     6.85%
1993       9.61        .36        (.26)         .10        (.036)          --              --          (.036)        9.67     4.45%
1994       9.67        .40        (.40)         --         (.402)          --              --          (.402)        9.27     .07%


1995       9.27        .52        (.24)         .76        (.519)          --              --          (.519)        9.51     8.42%



U.S. GOVERNMENTS INTERMEDIATE-TERM
Mar. 1, 1994 (inception)
through Oct. 31,
1994      $10.00      $.34       $(.45)       $ (.11)      $(.343)         --              --          $(.343)       $9.55   (1.01%)
Year Ended Oct. 31,


1995       9.55        .58         .49         1.07        (.583)          --              --          (.583)        10.04   11.58%


                                                                                      [table continued below]
[table continued]
                     RATIOS/SUPPLEMENTAL DATA
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portable     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate 1    thousands)

CASH RESERVE(2)
Year Ended Oct. 31,
1986         1.01%        5.83%        --       $134,958
1987         1.00%        5.80%        --        447,917
1988         1.00%        6.52%        --        488,781
1989         1.00%        8.35%        --        639,115
1990         1.00%        7.40%        --        953,687
1991        .97%(3)       5.75%        --       1,236,309
1992        .98%(3)       3.62%        --       1,487,961
1993         1.00%        2.30%        --       1,256,012
1994         .80%         3.18%        --       1,298,982


1995         .70%         5.27%        --       1,469,546



U.S. GOVERNMENTS SHORT-TERM(4)
Year Ended Oct. 31,
1986         1.01%        8.54%       464%      $254,714
1987         1.00%        8.10%       468%       335,601
1988         1.00%        8.60%       578%       440,380
1989         1.00%        9.10%       567%       443,475
1990         1.00%        8.64%       620%       455,536
1991        .99%(3)       6.88%       779%       534,515
1992        .99%(3)       4.62%       391%       569,430
1993         1.00%        3.73%       413%       511,981
1994         .81%         4.17%       470%       396,753


1995         .70%         5.53%       128%       391,331



U.S. GOVERNMENTS INTERMEDIATE-TERM
Mar. 1, 1994 (inception)
through Oct. 31,
1994        .75%(5)     5.43%(5)    205%(5)      $ 6,280
Year Ended Oct. 31,


1995         .74%         5.99%       137%       21,981



(1)  Actual total return for period indicated, unless otherwise noted.
(2) The data presented has been restated to give effect to a 100 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
(3) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.
(4) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
(5) Annualized.

                                       7



                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM
                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                   ----------------------------------  ---------------------------------------------------------
                              Net Realized                            Distributions   Distributions
                                   and                                  from Net      in Excess of
         Net Asset             Unrealized      Total    Dividends      Realized      Net Realized                Net Asset
          Value,       Net        Gains        from       from Net      Gains on        Gains on                  Value,
         Beginning Investment  (Losses) on  Investment   Investment    Investment      Investment       Total     End of   Total
         of Period   Income    Investments  Operations     Income     Transactions    Transactions  Distributions Period  Return(1)

LIMITED-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994     $10.00       $.31       $(.32)       $(.01)       $(.312)         --              --          $(.312)     $9.68  (.08%)


Year Ended Oct. 31,
1995       9.68        .56         .28         .84         (.557)          --              --          (.557)      9.96    8.89%



INTERMEDIATE-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994     $10.00       $.34       $(.47)       $(.13)       $(.337)         --              --         $(.337)    $ 9.53  (1.24%)


Year Ended Oct. 31,
1995       9.53        .59         .54         1.13        (.587)          --              --          (.587)      10.07  12.19%



LONG-TERM BOND(3)
Mar. 2, 1987 (inception)
through Oct. 31,
1987     $10.00       $.48       $(1.05)     $(.57)       $(.475)         --              --          $(.475)     $ 8.96  (8.63%)(2)
Year Ended Oct. 31,
1988       8.96        .84         .23         1.07        (.836)          --              --          (.836)      9.19   12.31%
1989       9.18        .82         .36         1.18        (.819)          --              --          (.819)      9.54   13.51%
1990       9.54        .80        (.64)         .16        (.796)        $(.006)           --          (.802)      8.90    1.93%
1991       8.90        .75         .66         1.41        (.746)          --              --          (.746)      9.56   16.44%
1992       9.56        .63         .35          .98        (.622)          --              --          (.622)      9.92   10.40%
1993       9.92        .66        1.88         2.54        (.662)        (1.587)           --          (2.249)    10.21   11.81%
1994      10.21        .58       (1.12)        (.54)       (.576)         (.186)            --          (.762)     8.91   (5.47%)


1995       8.91        .61         .87         1.48        (.611)          --              --          (.611)      9.78   17.16%
                                                                                                             [table continued below]


[table continued]
                     RATIOS/SUPPLEMENTAL DATA
           ------------------------------------
                      Ratio of Net                 Net
           Ratio of    Investment                Assets,
           Operating     Income                  End of
           Expenses        to       Portfolio     Period
          to Average     Average    Turnover       (in
          Net Assets   Net Assets     Rate        thousands)

LIMITED-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994       .70%(2)    4.79%(2)      48%        $4,375


Year Ended Oct. 31,
1995       .69%       5.70%        116%         7,193



INTERMEDIATE-TERM BOND
Mar. 1, 1994 (inception)
through Oct. 31,
1994       .75%(2)    5.23%(2)      48%        $4,262


Year Ended Oct. 31,
1995       .74%       6.05%        133%        12,827



LONG-TERM BOND(3)
Mar. 2, 1987 (inception)
through Oct. 31,
1987       1.00%(2)   8.10%(2)    146%(2)     $9,403
Year Ended Oct. 31,
1988       1.00%      9.15%       280%        25,788
1989       1.00%      8.83%       216%        62,302
1990       1.00%      8.81%        98%        77,270
1991        .96%(4)   8.06%       219%        114,342
1992        .98%(4)   6.30%       186%        154,031
1993       1.00%      6.54%       113%        172,120
1994        .88%      6.07%        78%        121,012


1995        .78%      6.53%       105%        149,223



(1) Actual total return for period indicated, unless otherwise noted.
(2) Annualized.
(3) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
(4) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.

                        INFORMATION REGARDING THE FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT INVESTMENT
POLICIES OF THE FUNDS

     Twentieth Century has adopted certain investment restrictions applicable to the funds that are set forth in the statement of additional information. Those restrictions, as well as the investment objectives of the funds, identified on the inside front cover page of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.
     The descriptions that follow are designed to help you choose the fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of these funds.

EQUITY FUNDS

     All of Twentieth Century's equity funds and the equity portion of the portfolio of Balanced Investors seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection and have, in the opinion of Twentieth Century's management, better-than-average potential for appreciation. So long as a sufficient number of such securities is available, Twentieth Century intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years continuous operation.

SELECT INVESTORS, HERITAGE INVESTORS


     Securities of companies chosen for Select and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends, or have committed themselves to the payment of regular dividends or otherwise produce income. The remaining 20% of fund assets may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.


     Since Select is one of the largest of Twentieth Century's funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated below under the caption "Growth Investors, Ultra Investors and Vista Investors" below, it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.


     Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.


GROWTH INVESTORS, ULTRA INVESTORS AND
VISTA INVESTORS

     Management selects, for the portfolios of Growth, Ultra and Vista, securities of companies whose earnings and revenue trends meet management's standards of selection. They then determine to which of the three funds the selected securities would most contribute.

     Large, established companies are generally allocated to Growth. Medium-sized and smaller companies are allocated to Ultra and Vista. As of February 1, 1996, the size of the companies (as reflected by their capitalizations) held by the funds is as follows:

                         MEDIAN CAPITALIZATION
                         OF COMPANIES HELD
-----------------------------------------------
Growth Investors           $5,076,231,000
Ultra Investors            $3,542,263,000
Vista Investors            $  871,313,000
----------------------------------------------


     The median capitalization of the companies in a given fund may change over time. In addition, the criteria outlined above are not mutually exclusive, and a given security may be owned by more than one of the funds.
     The size of the fund and of its portfolio companies tends to give each fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large portfolio company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large portfolio company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.

BALANCED FUND

BALANCED INVESTORS

     Balanced Investors seeks capital growth and current income. Selection of securities for the equity portion of its portfolio is discussed under "Equity Funds," page 9.
     Since a portion of the fund's portfolio will be invested in fixed income securities, the opportunity for capital appreciation may be expected to be less than with Twentieth Century's funds that invest primarily in common stocks.
     Management intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of that amount in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.
     There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity will be in the three- to 10-year range. The management will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.
     It is management's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].
     The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the management and which, in the opinion of management, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. (See "Fundamentals of Fixed Income Investing," page 13 and "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.)

FIXED INCOME FUNDS

     For an explanation of the securities ratings referred to in the discussion of our fixed income funds, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

CASH RESERVE

     Cash Reserve seeks to obtain a level of current income consistent with preservation of capital and maintenance of liquidity. Cash Reserve is designed for investors who want income and no fluctuation in their principal.
     Cash Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00. The fund follows industry-standard guidelines on the quality and maturity of its investments, purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.
Cash  Reserve  invests   substantially  all  of  its  assets  in  a  diversified
portfolio of U.S. dollar denominated high-quality money market instruments, consisting of:
(1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. (For a description of such securities, see "U.S. Governments Short-Term and U.S. Governments Intermediate-Term," on this page.)
(2)  Commercial Paper.
(3)  Certificates of Deposit and Euro Dollar Certificates of Deposit.
(4)  Bankers' Acceptances.
(5)  Short-term notes, bonds, debentures, or other debt instruments.
(6)  Repurchase agreements.
     These classes of securities may be held in any proportion, and such proportion may vary as market conditions change.
     All portfolio holdings are limited to those which at the time of purchase have a short-term rating of A-1 by S&P or P-1 by Moody's, or if they have no short-term rating are issued or guaranteed by an entity having a long-term rating of at least AA by S&P or Aa by Moody's.

U.S. GOVERNMENTS SHORT-TERM AND
U.S. GOVERNMENTS INTERMEDIATE-TERM

     These funds seek to provide a competitive level of income and limited price volatility by investing in securities of the United States government and its agencies.
     The two funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity of a fund's portfolio, the higher the yield and the greater the price volatility.
     U.S. Governments Short-Term will maintain a weighted average portfolio maturity of three years or less. The fund is designed for investors who can accept some fluctuation in principal in order to earn a higher level of current income than is generally available from money market securities, but who do not want as much price volatility as is inherent in longer-term securities.
     U.S. Governments Intermediate-Term will maintain a weighted average portfolio maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term government securities and who are willing to accept a greater degree of price fluctuation.
     The market value of the securities in which U.S. Governments Short-Term and U.S. Governments Intermediate-Term invest will fluctuate, and accordingly, the value of your shares will vary from day to day. (See "Fundamentals of Fixed Income Investing," page 13.)
     Both funds may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the United States government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the nstrumentality.
     Mortgage-related securities in which the funds may invest include collateralized mortgage obligations ("CMOs") issued by a United States agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.
     The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the United States government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.
     For the purpose of determining the weighted average portfolio maturity of the funds, management shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, management makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by management when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. (See "Fundamentals of Fixed Income Investing," page 13.)

LIMITED-TERM BOND, INTERMEDIATE-TERM BOND
AND LONG-TERM BOND

     These funds seek to provide investors with income through investments in bonds and other debt instruments.
     The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.
     Limited-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of five years or less. The fund is designed for investors seeking a competitive level of current income with limited price volatility.
     Intermediate-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term corporate and government securities and who are willing to accept a greater degree of price fluctuation.
     Long-Term Bond will invest primarily in investment grade corporate bonds and other debt instruments and will, under normal market conditions, maintain a weighted average portfolio maturity of 10 years or greater. The fund is designed for investors whose primary goal is a level of current income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.
     The value of the shares of all three of these funds will vary from day to day. (See "Fundamentals of Fixed Income Investing," on this page.)
     Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes up to 100% of its assets, in short-term money market instruments.
     Management will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.
     To achieve their objectives, the funds will invest in diversified portfolios of high- and medium-grade debt securities payable in United States currency. The funds will invest in securities which at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories (for example, at least MIG-2 by Moody's or SP-2 by S&P); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the United States government and its agencies and instrumentalities (see "U.S. Governments Short-Term and U.S. Governments Intermediate-Term," page 11); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.
     As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments. Those instruments may include:
(1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
(2)  Commercial Paper;
(3)  Certificates of Deposit and Euro Dollar Certificates of Deposit;
(4)  Bankers' Acceptances;
(5)  Short-term notes, bonds, debentures, or other debt instruments;
(6)  Repurchase agreements; and must meet the rating standards set out above.
     To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated above for the fund.

FUNDAMENTALS OF
FIXED INCOME INVESTING

     Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.
     Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
     These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.
     In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that

[line graph]
HISTORICAL YIELDS


               30-Year        3-Month
           Treasury Bonds Treasury Bills
1/91            8.19           6.38
2/91            8.20           6.26
3/91            8.25           5.93
4/91            8.18           5.69
5/91            8.26           5.69
6/91             8.4           5.69
7/91            8.34           5.68
8/91            8.06           5.48
9/91            7.81           5.25
10/91           7.91           4.97
11/91           7.94           4.46
12/91            7.4           3.96
1/92            7.76           3.94
2/92            7.79           4.02
3/92            7.96           4.14
4/92            8.04           3.77
5/92            7.84           3.77
6/92            7.78           3.65
7/92            7.46           3.24
8/92            7.41           3.22
9/92            7.38           2.74
10/92           7.62           3.01
11/92            7.6           3.34
12/92            7.4           3.14
1/93             7.2           2.97
2/93             6.9             3
3/93            6.92           2.96
4/93            6.93           2.96
5/93            6.98           3.11
6/93            6.67           3.08
7/93            6.56            3.1
8/93            6.09           3.07
9/93            6.02           2.98
10/93           5.97            3.1
11/93            6.3            3.2
12/93           6.35           3.06
1/94            6.24           3.03
2/94            6.66           3.43
3/94            7.09           3.55
4/94            7.31           3.95
5/94            7.43           4.24
6/94            7.61           4.22
7/94            7.39           4.36
8/94            7.45           4.66
9/94            7.82           4.77
10/94           7.97           5.15
11/94             8            5.71
12/94           7.88           5.69
1/95             7.7             6
2/95            7.44           5.94
3/95            7.43           5.87
4/95            7.34           5.86
5/95            6.65            5.8
6/95            6.62           5.57
7/95            6.85           5.58
8/95            6.65           5.45
9/95             6.5           5.41
10/95           6.33           5.51
11/95           6.13           5.49
12/95           5.95           5.08


[bar chart]
YEARS TO MATURITY
U.S. Governments Short-Term
Likely Maturities of Individual Holdings                      0-8 years
Expected Weighted Average Portfolio Maturity Range       6 mos.-3 years

U.S. Governments Intermediate-Term
Likely Maturities of Individual Holdings                     0-20 years
Expected Weighted Average Portfolio Maturity Range           3-10 years

Cash Reserve
Likely Maturities of Individual Holdings                      0-2 years
Expected Weighted Average Portfolio Maturity Range             0-6 mos.

Limited-Term Bond
Likely Maturities of Individual Holdings                      0-8 years
Expected Weighted Average Portfolio Maturity Range       6 mos.-5 years

Intermediate-Term Bond
Likely Maturities of Individual Holdings                     0-20 years
Expected Weighted Average Portfolio Maturity Range           3-10 years

Long-Term Bond
Likely Maturities of Individual Holdings                     0-30 years
Expected Weighted Average Portfolio Maturity Range          10-20 years



BOND PRICE VOLATILITY

For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

             Price of a 7%     Price of same
              coupon bond       bond if its       Percent
Years to      now trading     yield increases     change
Maturity      to yield 7%          to 8%         in price
---------------------------------------------------------
1 year          $100.00           $99.06          (0.94%)
3 years         100.00             97.38          (2.62%)
10 years        100.00             93.20          (6.80%)
30 years        100.00             88.69         (11.31%)


AUTHORIZED QUALITY RANGES
                                      A-1              A-2       A-3
                                      P-1              P-2       P-3
                                     MIG-1            MIG-2     MIG-3
                                     SP-1             SP-2      SP-3
                           AAA        AA        A      BBB       BB        B       CCC      CC       C        D

U. S. Governments
   Short-Term               x
U. S. Governments
   Intermediate-Term        x
Cash Reserve                x          x
Limited-Term Bond           x          x        x       x
Intermediate-Term Bond      x          x        x       x
Long-Term Bond              x          x        x       x
Balanced Investors          x          x        x       x


such timely payment will occur. As a result, lower- rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity. In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.
     The investment practices of Twentieth Century's fixed income funds and the fixed income portion of the balanced fund take into account these relationships. The maturity and asset quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

OTHER INVESTMENT PRACTICES

     For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the Statement of Additional Information.

PORTFOLIO TURNOVER

     The total portfolio turnover rates of the funds, except Cash Reserve, are shown in the Financial Highlights table on pages 5 to 8 of this prospectus.

     With respect to each series of shares, investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. A high turnover rate involves correspondingly higher transaction costs that are borne directly by a fund. It may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
     The funds will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' board of directors.
     Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 15% (10% in the case of Cash Reserve) of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES


     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").
     Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities investments would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.
     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
     There are a range of risks associated with derivative investments, including:
     * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;
     * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;
     * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
     * the risk that the counterparty will fail to perform its obligations. The board of directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.


PORTFOLIO LENDING

     In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including, if applicable, the right to call the loan to enable Twentieth Century to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of Twentieth Century's shareholders.

FOREIGN SECURITIES

     Each of Twentieth Century's funds offered by this prospectus, except U.S. Governments Short-Term and U.S. Governments Intermediate-Term may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are listed on an exchange or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
     Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.
     Investments in foreign securities may present certain risks, including those resulting from fluctua-
                                       16
tions in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

FORWARD CURRENCY
EXCHANGE CONTRACTS

     Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the funds' portfolios may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the funds.
     To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.
     A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.
     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.
     When the manager believes that a particular currency may decline in value compared to the dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.
     Each fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.
     If a fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.
     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful.
     In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

WHEN-ISSUED SECURITIES

     Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES


     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet Twentieth Century's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.
     With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets (10% of assets, with regard to Cash Reserve) in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INTEREST RATE FUTURES CONTRACTS
AND OPTIONS THEREON

     The corporate bond funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.
     For options sold, a fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.
     A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.
     A fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. A fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.
     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and
                                       18
more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.
     Management will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the management may still not result in a successful transaction. Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.
     See the Statement of Additional Information for further information about these instruments and their risks.

SHORT SALES

     Twentieth Century's funds described in this prospectus may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.
     A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

     From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and, with respect to the fixed income funds and the balanced fund, yield and effective yield.
     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
     A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. In the case of Cash Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
     With respect to Twentieth Century's other fixed income funds and Balanced Investors, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.
     The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2 1/2-year CD rates. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.
     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

                      HOW TO INVEST WITH TWENTIETH CENTURY
--------------------------------------------------------------------------------
TWENTIETH CENTURY FAMILY OF FUNDS


     In addition to the 16 funds offered by Twentieth Century Investors, Inc., the Twentieth Century family of funds also includes funds offered by Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.


INVESTING IN TWENTIETH CENTURY

     One or more of the funds offered by this prospectus is available as an investment option in your employer-sponsored retirement or savings plan. All orders to purchase shares must be made through your employer. The administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select a Twentieth Century fund as an investment option.
     If you have questions about a fund, see "Information About Investment Policies of the Funds," page 9, or call Twentieth Century's Investors Line at 1-800-345-3533.
     Orders to purchase shares are effective on the day Twentieth Century receives payment. (See "When Share Price is Determined," page 23.)
     Twentieth Century may discontinue offering shares generally in the funds or in any particular state without notice to shareholders.


HOW TO EXCHANGE YOUR
INVESTMENT FROM ONE TWENTIETH
CENTURY FUND TO ANOTHER

     Your plan may permit you to exchange your investment in the shares of a fund for shares of another fund. See your plan administrator or employee benefits office for details on the rules in your plan governing exchanges, or call Twentieth Century's Investors Line at 1-800-345-3533. Exchanges will be accepted by Twentieth Century only as permitted by your plan.
     Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by Twentieth Century. If in any 90-day period, the total of the exchanges and redemptions from any one plan participant's accounts in the equity funds or the balanced fund exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges will be subject to special requirements to comply with Twentieth Century's policy on large equity fund redemptions. (See "Special Requirements for Large Equity Fund Redemptions," on this page.)


HOW TO REDEEM SHARES

     Subject to any restrictions imposed by your employer's plan, you can sell ("redeem") your shares through the plan at their net asset value. Your plan administrator, trustee, or other designated person must provide Twentieth Century with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. (See "When Share Price Is Determined," page 23.) If you have any questions about how to redeem, contact your plan administrator or your employee benefits office.

SPECIAL REQUIREMENTS FOR
LARGE EQUITY FUND REDEMPTIONS

     Twentieth Century has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, Twentieth Century reserves the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant in lieu of cash without prior notice.
     If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing Twentieth Century with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.
     Despite its right to redeem fund shares through a redemption-in-kind, Twentieth Century does not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, Twentieth Century expects redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.
     The special policies with respect to large redemptions described above apply only to the equity funds and the balanced fund. Redemptions from the fixed income funds will be paid in cash regardless of the redemption amount.

TELEPHONE SERVICES

INVESTORS LINE

     You may reach a Twentieth Century Investor Services Representative by calling our Investors Line at 1-800-345-3533. On our Investors Line you may request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer.

AUTOMATED INFORMATION LINE

     In addition to reaching us on our Investors Line, you may also reach us by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line you may listen to fund prices, yields and total return figures.

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------
SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
     Investments and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century or its authorized agent of the investment or redemption request. For example, investments and requests to redeem shares received by Twentieth Century or its authorized agent before the close of business on the New York Stock Exchange, usually 3 p.m. Central time, are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:
     The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the board of directors.
     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
     Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.
     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION
ABOUT SHARE PRICE

     The net asset values of Twentieth Century's funds are published in leading newspapers daily. The yield of Cash Reserve is published weekly in leading financial publications and daily in many local newspapers. The net asset values, as well as yield information on all of Twentieth Century's fixed income funds, may be obtained by calling Twentieth Century. (See "Telephone Services," page 22.)

DISTRIBUTIONS

     In general, distributions from net investment income and net realized securities gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

EQUITY FUNDS

     Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.
     THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU MAY MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

BALANCED FUND

     Distributions from investment income will be paid quarterly in March, June, September and December. Distributions from net profits realized on the sale of securities, if any, will be paid annually on or before December 31.

FIXED INCOME FUNDS

     At the close of each day, including Saturdays, Sundays and holidays, net income of the fixed income funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month.
     You will begin to participate in the distributions the day AFTER your purchase is effective. (See "When Share Price is Determined," page 23.)
     If you redeem shares, you will receive the distribution declared for the day of the redemption.
     Any net realized capital gains of the fixed income funds other than Cash Reserve will be distributed at least annually on or before December 31. Realized gains on securities in the Cash Reserve portfolio may be paid with the daily dividend. Otherwise, they will be distributed annually after October 31 and before December 31.

TAXES

     Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that because Twentieth Century distributes all of its income, it pays no income taxes.
     If you choose to use one or more of Twentieth Century's funds as an investment option in your employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.
     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax adviser regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century. Acting pursuant to an investment advisory agreement entered into with Twentieth Century, Investors Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth

Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Investors Research has been providing investment advisory services to Twentieth Century since it was founded in 1958.


     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds.


     Investors Research supervises and manages the investment portfolios of Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.
     The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years are as follows:
     JAMES E. STOWERS III, President and Port-folio Manager, joined Twentieth Century in 1981. He is a member of the teams that manage Growth Investors, Ultra Investors and Vista Investors.
     ROBERT C. PUFF JR., Executive Vice President and Chief Investment Officer, has been a Portfolio Manager since joining Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
     CHARLES M. DUBOC, Senior Vice President and Portfolio Manager, joined Twentieth Century in August 1985, and served as Fixed Income Portfolio Manager from that time until April 1993. In April 1993, Mr. Duboc joined Twentieth Century's equity investment efforts. He is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors.
     CHRISTOPHER K. BOYD, Vice President and Portfolio Manager, joined Twentieth Century in March 1988 as an Investment Analyst, a position he held until December 1990. At that time he was promoted to Assistant Portfolio Manager, and then was promoted to Portfolio Manager in December 1992. He is a member of the team that manages Growth Investors and Ultra Investors.
     GLENN A. FOGLE, Vice President and Portfolio Manager, joined Twentieth Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista Investors.
     DEREK FELSKE, Vice President and Portfolio Manager, joined Twentieth Century in September 1993 as a Portfolio Manager. He is a member of the team that manages Growth Investors and Ultra Investors. Prior to joining Twentieth Century, Mr. Felske served as a member of the portfolio management team of RCM Capital Management, a San Francisco, California-based investment management firm, a position he held from May 1991 to September 1993. From September 1989 to May 1991, Mr. Felske attended the University of Pennsylvania-Wharton School of Business, where he obtained an MBA in finance.
     NANCY B. PRIAL, Vice President and Portfolio Manager, joined Twentieth Century in February 1994 as a Portfolio Manager. She is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors. For more than four years prior to joining Twentieth Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts.
     NORMAN E. HOOPS, Senior Vice President and Fixed Income Portfolio Manager, joined Twentieth Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond and the fixed income portion of Balanced Investors.

     ROBERT V. GAHAGAN, Vice President and Portfolio Manager, has worked for Twentieth Century since May 1983. He became a Portfolio Manager in December 1991. Prior to that he served as Assistant Portfolio Manager. He is a member of the team that manages Cash Reserve, U.S. Governments Short-Term and U.S. Governments Intermediate-Term.


     DAVID SCHROEDER, Vice President and Portfolio Manager for BMC, joined BMC in July 1990. Mr. Schroeder has primary responsibility for the day-to-day
operations  of  the  Benham  Treasury  Note,  Benham   Short-Term,   and  Benham
Long-Term Funds. He also manages Benham Target Maturities Trust.
     AMY O'DONNELL joined Benham in 1988, becoming a member of its portfolio department in 1988. In 1992 she assumed her current position as a portfolio manager of three Benham funds. She is a member of the team that manages Cash Reserve.


     The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
     For the services provided to Twentieth Century, Investors Research receives an annual fee at the following rates:
     * 1% of the average net assets of Select, Heritage, Growth, Ultra, Vista and Balanced;
     *   .80 of 1% of Long-Term Bond;
     * .75 of 1% of the average net assets of U.S. Governments Intermediate-Term and Intermediate-Term Bond; and
     * .70 of 1% of the average net assets of Limited-Term Bond, Cash Reserve and U.S. Governments Short-Term.
     On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
     The management fees paid by the funds to Investors Research may be higher than those paid by many investment companies. However, most if not all of such companies also pay in addition certain of their own expenses, while virtually all of Twentieth Century's expenses except as specified above are paid by Investors Research.



CODE OF ETHICS

     Twentieth Century and Investors Research have adopted a Code of Ethics, which restricts personal investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND
ADMINISTRATIVE SERVICES


     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer, administrative services and dividend paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century and is paid for such services by Investors Research.


     Certain recordkeeping and administrative services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium, by broker-dealers for their customers investing in shares of Twentieth Century or by sponsors of multi mutual fund no- or low-transaction fee programs. Investors Research may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.


     From time to time, special services may be offered to shareholders who maintain higher share balances in the funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by Investors Research.
     Investors Research and Twentieth Century Services, Inc. are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, controls Twentieth Century Companies by virtue of his ownership of a majority of its common stock.

FURTHER INFORMATION
ABOUT TWENTIETH CENTURY

     Twentieth Century Investors, Inc. was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
     Twentieth Century is a diversified, open-end management investment company whose shares are presently held by more than 1.5 million shareholders. Its business and affairs are managed by its officers under the direction of its board of directors.
     The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-3533. (For local Kansas City area or international callers: 816-531-5575.)
     Twentieth Century issues 16 series of $.01 par value shares. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
     Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.
     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
     Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's bylaws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
     TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                                             TWENTIETH CENTURY
                                              INVESTORS, INC.
                                          INSTITUTIONAL PROSPECTUS
                                               March 1, 1996


     [company logo]
     ------------------------------
     P.O. Box 419200
     ------------------------------
     Kansas City, Missouri
     ------------------------------
     64141-6200
     ------------------------------
     1-800-345-2021 or 816-531-5575
     ------------------------------


                                             [company logo]
     -----------------------------------------------------------------------
     IN-BKT-4302
     9603

     (C) 1996 Twentieth Century Services, Inc.   Recycled



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                         TWENTIETH CENTURY
                          INVESTORS, INC.

                STATEMENT OF ADDITIONAL INFORMATION


                           MARCH 1, 1996


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     This statement is not a prospectus but should be read in conjunction with
Twentieth Century's current prospectuses dated March 1, 1996. Please retain this document for future reference.
     To obtain the prospectus, call Twentieth Century toll-free at 1-800-345-2021 (816-531-5575 for local or international calls), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.

                                TABLE OF CONTENTS
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                                                                Fixed
                                                 Equity         Income
                                                  Funds         Funds     Institutional
                                       Page     Prospectus   Prospectus     Prospectus
                                       Herein      Page          Page         Page


Investment Objectives of the Funds      2          2            2            2
Fundamental Policies of the Funds       2          7            8            9
Investment
    Restrictions
    Applicable to All Series of Shares  4          --           --           --
Forward Currency Exchange Contracts     6          9           --           17
An Explanation
   of Fixed
   Income Securities Ratings            7          --           --           --
Short Sales                             8          12           --           19
Portfolio Turnover                      8          10           14           14
Interest Rate Futures
   Contracts and Related Options        9          --           17           18
Municipal Leases                        13         --           --           --
Officers and Directors                  13         --           --           --
Management                              16         28           33           24
Custodians                              18         --           --           --
Independent Accountants                 18         --           --           --
Capital Stock                           18         --           --           --
Brokerage                               19         --           --           --
Performance Advertising                 20         13           17           19
Redemptions in Kind                     22         20           --           21
Holidays                                23         --           --           --
Financial Statements                    23         --           --           --


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INVESTMENT OBJECTIVES
OF THE FUNDS
         The investment objective of each fund comprising Twentieth Century Investors, Inc. is described on the inside front cover page of the applicable prospectus. One feature of the various series of shares (funds) merits further explanation. As described in the equity funds prospectus, the chief investment difference among Growth, Ultra and Vista, and between Select and Heritage, is the size of the fund, which affects the nature of the investments in the fund's portfolio. A smaller fund tends to be more responsive to changes in the value of its portfolio securities. For example, if a $1,000,000 fund buys $5,000 of stock which then doubles in value, the value of the fund increases by only one-half of 1%. However, if a $100,000 fund buys $5,000 of such stock which then doubles in value, the value of the fund increases by 5%, or at a rate 10 times as great. By the same token, if the value of such stock declines by one-half, the small fund would decline in value by 2.5%, while the larger fund would decline in value by only one-half of 1% or at a rate only one-tenth as great. Thus, a small fund with the same objective as a large fund, and similarly managed, has a greater potential for profit and for loss as well.

FUNDAMENTAL POLICIES OF THE FUNDS
         In achieving their objectives, the funds must conform to certain fundamental policies that may not be changed without shareholder approval, as follows:

SELECT, HERITAGE, GROWTH,
ULTRA,   VISTA,   GIFTRUST  AND  THE  EQUITY   INVESTMENTS  OF
BALANCED INVESTORS
         In general, within the restrictions outlined herein, Twentieth Century has broad powers with respect to investing funds or holding them uninvested. Invest-ments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of Twentieth Century to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. It is management's intention that each of these portfolios will generally consist of common stocks. However, the investment manager may invest the assets of each series in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of management, are high-grade issues may also be purchased for defensive purposes. [Note: The above statement of fundamental policy gives Twentieth Century authority to invest in securities other than common stocks and traditional debt and convertible issues. Though the funds have not made such investments in the past, management may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the funds' investment objectives.]

BALANCED INVESTORS
         Management will invest approximately 60% of the Balanced portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. At least 80% of the fixed income assets will be invested in securities that are rated at the time of purchase by a nationallyrecognized statistical rating organization to be within the three highest categories. The fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that management will invest from time to time in bonds and preferred stock convertible into common stock.

CASH RESERVE
         Management will invest the Cash Reserve portfolio in debt securities payable in United States currency. Such securities may be obligations issued or guaranteed by the United States government or its agencies and instrumentalities or obligations issued

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by corporations and others, including repurchase agreements, of such quality and with such maturities to permit Cash Reserve to be designated as a money market fund and to enable it to maintain a stable offering price per share.
         The fund operates pursuant to a rule under the Investment Company Act that permits valuation of portfolio securities on the basis of amortized cost.
As required by the rule, the board of directors has adopted procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of the fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain United States dollar-denominated instruments which the board of directors has determined present minimal credit risks and which have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of an unrated security, of comparable quality. The procedures require review of the fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

U.S. GOVERNMENTS SHORT-TERM AND
U.S. GOVERNMENTS INTERMEDIATE-TERM
         Management will invest the portfolios of U.S. Governments Short-Term and U.S. Governments Intermediate-Term in direct obligations of the United States, such as Treasury bills, Treasury notes and U.S. government bonds, that are supported by the full faith and credit of the United States. Manage-ment may also invest in agencies and instrumentalities of the United States government that are established under the authority of an act of Congress. The securities of some of such agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others are supported by the right of the issuer to borrow from the Treasury; still others are supported only by the credit of the instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. Purchase of such securities may be made outright or on a when-issued basis and may be made subject to repurchase agreements.

LIMITED-TERM BOND,
INTERMEDIATE-TERM BOND
AND LONG-TERM BOND
         Management will invest the portfolios of the corporate bond funds in high- and medium-grade debt securities payable in United States currency. The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories; corporate, sovereign government and municipal bonds within the four highest categories; securities of the United States government and its agencies and instrumentalities; and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may also purchase securities under repurchase agreements as described in the prospectus and purchase and sell interest rate futures contracts and related options. (See "Interest Rate Futures Contracts and Related Options," page 9.)

TAX-EXEMPT SHORT-TERM,
TAX-EXEMPT INTERMEDIATE-TERM
AND TAX-EXEMPT LONG-TERM
         Management will invest the tax-exempt portfolios in high- and medium-grade securities. At least 80% of each fund's net assets will be invested in securities whose income is not subject to federal income taxes, including the alternative minimum tax.
         The two principal classifications of tax-exempt securities are notes and bonds. Tax-exempt notes are of short maturity, generally less than three years, and are issued to provide for short-term


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capital needs. These include tax anticipation notes and revenue anticipation notes, among others, as well as tax-exempt commercial paper. Tax-exempt bonds, which meet long-term capital needs, generally have maturities longer than one year. The two categories of tax-exempt bonds, general obligation and revenue, may be held by the funds in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a project or facility or from the proceeds of a specific revenue source, but not from the general taxing power. Industrial development revenue bonds are a type of revenue bond secured by payments from a private user, and generally do not enjoy a call upon the resources of the municipality that issued the bond on behalf of the user.
         The funds may invest in fixed-, floating- and variable-rate securities. Fixed-rate securities pay interest at the fixed rate until maturity. Floating- and variable-rate securities normally have a stated maturity in excess of one year, but may have a provision permitting the holder to demand payment of principal and interest upon not more than seven days' notice. Floating rates of interest are tied to a percentage of a designated base rate, such as rates on Treasury bills or the prime rate at a major bank, and change whenever the designated rate changes. Variable-rate securities provide for a periodic adjustment in the rate.
         For the purpose of determining the maturity of an individual security or the average weighted portfolio maturity of one of the funds, management shall consider the maturity to be the shorter of final maturity, the remaining expected average life of a sinking fund bond, the remaining time until a mandatory put date, the time until payment as the result of exercising a put or demand-for-payment option, or the remaining time until the pre-refunding payment date of a security whose redemption on a call date in advance of final maturity is assured through contractual agreement and with high-quality collateral in escrow.
         The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories, bonds within the four highest categories, and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may invest more than 25% of their assets in industrial development revenue bonds. Each of the funds may invest in interest rate futures contracts and related options. (See "Interest Rate Futures Contracts and Related Options," page 9.)

LONG-TERM BOND, TAX-EXEMPT SHORT-TERM, TAX-EXEMPT
INTERMEDIATE-TERM AND TAX-EXEMPT LONG-TERM
         Long-Term Bond, Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts for the purpose of hedging against (i) declines or possible declines in the market value of debt securities or (ii) inability to participate in advances in the market values of debt securities at times when the funds are not fully invested in long-term debt securities; provided that, the funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a fund's existing futures positions and premiums paid for related options would exceed 5% of the fund's assets.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES OF SHARES
         Additional fundamental policies that may be changed only with shareholder approval provide that each series of shares:
         (1) Shall not invest more than 15% of its assets in illiquid investments, except for any fund intended to be a money market fund, which shall not invest more than 10% of its assets in illiquid investments.
         (2) Shall not invest in the securities of companies that, including predecessors, have a record of less than three years of continuous operation.
         (3) Shall not lend its portfolio securities except


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         to unaffiliated persons, and is subject to the rulesand regulations adopted under the InvestmentCompany Act. No such rules and regulations have been promulgated, but it is the corporation's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the corporation must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the corporation must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the corporation to vote the securities. To comply with the regulations of certainstate securities administrators, such loans may not exceed one-third of the corporation's net assets taken at market. It is the policy of the corporation not to permit interest on loaned securities of any series to exceed 10% of the annual gross income of that series (without offset for realized capital gains).
         (4) Shall not purchase the security of any one issuer if such purchase would cause more than 5% of the corporation's assets at market to be invested in the securities of such issuer, exceptUnited States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the corporation's portfolio.
         (5) Shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of each series, exclusive of cash and government securities, will be invested in securities of any one industry. The corporation's policy in this respect includes the statement, "The management's definition of the phrase `any one industry'shall be conclusive unless clearly unreasonable." That statement may be ineffective because it may be an attempt to waive a provision of the law, and such waivers are void.
         (6) Shall not buy securities on margin nor sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the corporation's fundmay make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by their fundamental policies.
         (7) Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers'commissions and no sales charges.
         (8) Shall not issue any senior security.
         (9) Shall not underwrite any securities.
         (10) Shall not purchase or sell real estate. (In the opinion of management, this restriction will not preclude the corporation from investing in securities of corporations that deal in real estate.)
         (11) Shall not purchase or sell commodities or commodity contracts; except that Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond, Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.
         (12) Shall not borrow any money with respect to any series of its stock, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond, Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term.
         The Investment Company Act imposes certain additional restrictions upon acquisition by the corporation of securities issued by insurance companies, brokers, dealers, underwriters or investment advisers, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal government participates in or supervises the corporation's management or its investment practices or policies.
         To comply with the requirements of a state


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securities administrator, the corporation has agreed not to invest in oil, gas or other mineral leases, or in warrants, except that the corporation may purchase securities with warrants attached.

FORWARD CURRENCY EXCHANGE CONTRACTS
         The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.
         The funds expect to use forward contracts under two circumstances:
         (1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so;
         (2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.
         As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.
         Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.
         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.
         Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.
         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.


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AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS
         As described in the applicable prospectus, certain of the funds will have, at any given time, investments in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the applicable prospectus. The following is a description of the rating categories referenced in the prospectus fund disclosure.
         The following summarizes the highest four ratings used by Standard & Poor's Corporation ("S&P") for bonds:
    AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.
    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.
    BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
         The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
         The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:
    Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
    A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
    Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.
         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in

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the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.
         The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 or P-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.
         The following summarized the highest rating used by Moody's for short-term notes and variable rate demand obligations:
    MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

SHORT SALES
         Twentieth Century's common stock funds and the balanced fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.
         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.
         A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the fund owns. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO TURNOVER
         The portfolio turnover rates of the funds are shown in the Financial Highlights table in the prospectuses.
         With respect to each series of shares, the management will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The corporation intends to purchase a given security whenever management believes it will contribute to the stated objective of the series, even if the same security has only recently been sold. In selling a given security, management keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders as ordinary income. Subject to those considerations, the corporation will sell a given security, no matter for how long or for

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how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the management believes that it is not fulfilling its purpose, either because, among other things, it did not live up to management's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.
         When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, these funds have followed the practice of remaining essentially fully invested in equity securities.
         Since investment decisions are based on the anticipated contribution of the security in question to the corporation's objectives, the rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives, and the corporation's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.
         Since the management does not take portfolio turnover rate into account in making investment decisions, (1) the management has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS
         Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond, Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.
         A fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that Investors Research Corporation (manager) anti-cipates that it may wish to include in the portfolio of a fund. A fund may sell a future or write a call or purchase a put on a future if the manager anticipates that a general market or market sector decline may adversely affect the market value of any or all of the fund's holdings. A fund may buy a future or purchase a call or sell a put on a future if the manager anticipates a significant market advance in the type of securities it intends to purchase for the fund's portfolio at a time when the fund is not invested in debt securities to the extent permitted by its investment policies. A fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.
         The "sale" of a debt future means the acquisition by the fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the fund of an obligation to take delivery of such an amount of cash.
         Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or a gain.
         When a fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.
         If a fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.
         For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.
         A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.
         Changes in variation margin are recorded by a fund as unrealized gains or losses. Initial margin payments will be deposited in the fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, a fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.
         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The funds do not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the funds intend to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.
         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that a fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The funds must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the Commodity Futures Trading Commission (CFTC) under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions a fund will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and losses on options the fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, a fund also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of a fund's portfolio strategy and are incidental to the fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. [There are described above the segregated accounts that a fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commis-sion (SEC) requirements. The fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements.] The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.
         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the funds and the funds' inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The manager will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.
         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, a fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where a fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.
         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
         The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when a fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
         If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund exercising the option must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

MUNICIPAL LEASES
         The tax-exempt funds may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
         Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, management will consider: (i) the credit quality of the obligor,
(ii) whether the underlying property is essential to a governmental function, and (iii) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
         Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the funds' board of directors for purposes of complying with the funds' investment restrictions. In determining the liquidity of a lease obligation, the manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers, (3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefore, and (7) such other factors as the manager may determine to be relevant to such determination.

OFFICERS AND DIRECTORS
         The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with Investors Research Corporation and its affiliated companies are listed below. Unless otherwise noted, the business address of each director and officer is 4500 Main Street, Kansas City, Missouri 64111. Those directors who are "interested persons" as defined in the Investment Company Act are indicated by an asterisk (*).
         JAMES E. STOWERS JR.,* chairman, principal executive officer and director; chairman, director and controlling shareholder of Twentieth Century Companies, Inc., parent corporation of Investors

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Research Corporation and Twentieth Century Services, Inc.; chairman and director of Investors Research Corporation, Twentieth Century Services, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         JAMES E. STOWERS III,* president and director; president and director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.
         THOMAS A. BROWN, director; 2029 Wyandotte, Kansas City, Missouri; chief executive officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products; director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         ROBERT W. DOERING, M.D., director; 6406 Prospect, Kansas City,
Missouri; general surgeon; director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         LINSLEY L. LUNDGAARD, director; 18648 White Wing Drive, Rio Verde, Arizona; retired; formerly vice president and national sales manager, Flour Milling Division, Cargill, Inc.; director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         DONALD H. PRATT, director; P.O. Box 419917, Kansas City, Missouri; president, Butler Manufacturing Company; director, Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., TCI Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         LLOYD T. SILVER JR., director; 2300 West 70th Terrace, Mission Hills, Kansas; president, LSC, Inc., manufacturer's representative; director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         M.  JEANNINE  STRANDJORD,   director;  2330  Shawnee  Mission  Parkway,
Westwood,  Kansas;  senior vice  president and  treasurer,  Sprint  Corporation;
director, Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., TCI Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         JOHN M. URIE, director; 5511 NW Flint Ridge Road, Kansas City,
Missouri; consultant; formerly, director of finance, City of Kansas City, Missouri; director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         WILLIAM M. LYONS, executive vice president, secretary and general counsel; executive vice president, secretary and general counsel, Twentieth Century World Investors, Inc. and Twentieth Century Strategic Asset Allocations, Inc.; executive vice president and general counsel, TCI Portfolios, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.
         ROBERT T. JACKSON, executive vice president and principal financial officer; treasurer, Twentieth Century Companies, Inc. and Investors Research Corporation; executive vice president and treasurer, Twentieth Century Services, Inc.; executive vice president-finance, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.; formerly executive vice president, Kemper Corporation.
         MARYANNE ROEPKE, CPA, vice president, treasurer and principal accounting officer; vice president and treasurer, TCI Portfolios, Inc., Twentieth

Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.; vice president, Twentieth Century Services, Inc.
         PATRICK A. LOOBY, vice president; vice president and secretary, Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and TCI Portfolios, Inc.; vice president, Twentieth Century World Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc.
         MERELE A. MAY, controller; controller, TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc.
         C. JEAN WADE, CPA, controller; controller, Twentieth Century Premium Reserves, Inc. and Twentieth Century Strategic Asset Allocations, Inc.; formerly, accountant, Baird, Kurtz & Dobson.


         The board of directors has established three standing committees, the executive committee, the audit committee and the nominating committee.
         Messrs. Stowers Jr., Stowers III, and Urie constitute the executive committee of the board of directors. The committee performs the functions of the board of directors between meetings of the board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole board.
         Those directors who are not "interested persons" constitute the audit committee. The functions of the audit committee include recommending the engagement of the corporation's independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.
         The nominating committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the board, management and shareholders. This committee also reviews and makes recommendations to the board with respect to the composition of board committees and other board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Urie (Chairman), Lundgaard and Stowers III.



         The directors of the corporation also serve as directors of Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Strategic Asset Allocations, Inc. and TCI Portfolios, Inc., registered investment companies. Each director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the board of all Twentieth Century investment companies an annual director's fee of $36,000, and an additional fee of $1,000 per regular board meeting attended and $500 per special board meeting and audit committee meeting attended. In addition, those directors who are not "interested persons" who serve as chairman of a committee of the board of directors receive an additional $2,000 for such services. These fees and expenses are divided among the Twentieth Century investment companies based upon their relative net assets. Under the terms of the management agreement with Investors Research Corporation, the corporation is responsible for paying such fees and expenses. Set forth below is the aggregate compensation paid for the periods indicated by the corporation and by the Twentieth Century family of mutual funds as a whole to each director of the corporation who is not an "interested person" as defined in the Investment Company Act.

                                   Aggregate            Total Compensation from
                                  Compensation           the Twentieth Century
     Director                from the corporation 1         Family of Funds 2
--------------------------------------------------------------------------------
     Thomas A. Brown                $37,370.13                 $44,000
     Robert W. Doering, M.D.         37,370.13                  44,000
     Linsley L. Lundgaard            38,052.39                  44,000
     Donald H. Pratt                 21,292.80                  32,000
     Lloyd T. Silver Jr.             37,370.13                  44,000
     M. Jeannine Strandjord          37,370.13                  44,000
     John M. Urie                    39,269.48                  46,000

     1 Includes compensation actually paid by the corporation during the fiscal year ended October 31, 1995.
     2 Includes compensation paid by the twelve investment company members of the Twentieth Century family of funds for the calendar year ended December 31, 1995.

     The corporation has adopted the Twentieth Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the corporation.
         Under the Plan, all deferred fees are credited to an account established in the name of the participating directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Twentieth Century Mutual Funds that are selected by the participating director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.
         No deferred fees are payable until such time as a participating director resigns, retires or otherwise ceases to be a member of the board of directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.
         The Plan is an unfunded plan and, accordingly, Twentieth Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.
         No deferred fees were paid to any participating directors under the Plan during the fiscal year ended October 31, 1995.
         Those directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a director. The salaries of such individuals, who are also officers of the corporation, are paid by Investors Research Corporation.

MANAGEMENT
         A description of the responsibilities and method of compensation of Twentieth Century's investment manager, Investors Research Corporation (Investors Research), appears in the prospectus under the caption, "Management."
         During the past three years, the management fees of Investors Research were:

     Fund                                            Year Ended October 31
--------------------------------------------------------------------------------
                                    1995             1994              1993
--------------------------------------------------------------------------------
Select Investors
    Management fees      $    40,918,896   $  46,147,911    $     48,480,096
    Average net assets     4,100,172,070   4,616,441,587       4,848,159,470
Heritage Investors
    Management fees            8,900,956       8,238,322           5,498,048
    Average net assets       899,947,177     822,480,118         548,884,570
Growth Investors
    Management fees           45,713,727      43,916,916          47,176,779
    Average net assets     4,575,064,437   4,404,299,518       4,709,124,282
Ultra Investors
    Management fees          113,284,379      91,474,921          60,984,145
    Average net assets    11,330,063,925   9,149,558,371       6,112,235,221
Vista Investors
    Management fees           11,104,694       7,226,302           8,705,024
    Average net assets     1,123,979,069     732,311,586         871,068,426
Giftrust Investors
    Management fees            3,840,425       1,875,098           1,124,267
    Average net assets       389,827,724     189,487,155         112,725,430
Balanced Investors
    Management fees            7,303,148       6,861,248           6,958,709
    Average net assets       743,379,550     687,079,027         693,537,849
Cash Reserve
    Management fees            9,546,843      10,282,495          13,085,631
    Average net assets     1,367,481,447   1,294,838,404       1,306,730,840
U.S. Governments
Short-Term
    Management fees            2,708,850       3,611,805           5,286,712
    Average net assets       387,845,926     447,658,784         530,918,127
Long-Term Bond
    Management fees            1,038,120       1,233,251           1,639,343
    Average net assets       132,239,065     141,750,838         164,545,497
Tax-Exempt
Short-Term
    Management fees                    0               0                   0
    Average net assets        59,645,970      57,545,359          35,996,656

     Fund                                            Year Ended October 31
--------------------------------------------------------------------------------
                                    1995             1994              1993
--------------------------------------------------------------------------------
Tax-Exempt
Intermediate-Term
    Management fees      $       471,159   $    537,893     $    632,802
    Average net assets        78,781,379     89,751,385       87,858,747
Tax-Exempt Long-Term
    Management fees              317,622        361,732          471,123
    Average net assets        53,244,618     60,383,665       64,889,290
Limited-Term Bond
    Management fees               40,530         17,509           --
    Average net assets         5,906,790      3,690,814           --
Intermediate-Term Bond
    Management fees               59,552         17,532           --
    Average net assets         8,128,357      3,458,399           --
U.S. Governments
Intermediate-Term
    Management fees              104,141         19,566           --
    Average net assets        14,092,947      3,821,083           --
--------------------------------------------------------------------------------
     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution, or until the first meeting of shareholders following such execution, and for as long thereafter as its continuance is specifically approved at least annually by (i) the board of directors of Twentieth Century, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act) of Twentieth Century, and (ii) by the vote of a majority of the directors of Twentieth Century who are not parties to the agreement or interested persons of Investors Research, cast in person at a meeting called for the purpose of voting on such approval.
         The management agreement provides that it may be terminated at any time without payment of any penalty by the board of directors of Twentieth Century, or by a vote of a majority of Twentieth Century's shareholders, on 60 days' written notice to Investors Research, and that it shall be automatically terminated if it is assigned.
         The management agreement provides that Investors Research shall not be liable to Twentieth Century or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.
         The management agreement also provides that Investors Research and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
         Certain investments may be appropriate for one or more series of shares of Twentieth Century and also for other clients advised by Investors Research. Investment decisions for Twentieth Century and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients or series in a manner believed by Investors Research to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.
         On February 1, 1996, Investors Research was acting as investment adviser to 10 institutional accounts with an aggregate value of $369,906,144. While each of these clients has unique investment restrictions and guidelines, they have all elected to have their portfolios managed in a manner similar to the portfolio of either Growth Investors or Select Investors. Accordingly, anytime a security is being bought or sold for the Growth or Select funds, it may also be bought or sold for some or all of such institutional accounts. Investors Research anticipates acquiring additional such accounts in the future.
         Twentieth Century Services, Inc. provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of Twentieth Century and of Investors Research. Investors Research pays Twentieth Century Services, Inc. for such services. The payments by Investors Research to Twentieth Century Services, Inc. for the years ending October 31, 1995, 1994 and 1993 have been, respectively, $100,504,910,
$139,895,701, and $99,610,260.
         As stated in the prospectus, all of the stock of Twentieth Century Services, Inc. and Investors Research is owned by Twentieth Century Companies, Inc.

CUSTODIANS


         Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, Boatmen's First National Bank of Kansas City, 10th and Baltimore, Kansas City, Missouri 64105, and United Missouri Bank of Kansas City, N.A., 10th and Grand, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.


INDEPENDENT ACCOUNTANTS
         Baird, Kurtz & Dobson, 1100 Main Street, Kansas City, Missouri 64105, serves as Twentieth Century's independent accountants, providing services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund by Twentieth Century.

CAPITAL STOCK
         Twentieth Century's capital stock is described in the prospectuses under the caption, "Further Information About Twentieth Century."
         Twentieth Century may in the future issue additional series of shares without a vote of shareholders. The assets belonging to each series of shares are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Your rights as a shareholder are the same for all series of securities unless otherwise stated. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully-paid and non-assessable. Each share, irrespective of series, is entitled to one vote for each dollar of net asset value represented by such share on all questions.
         In the event of complete liquidation or dissolution of Twentieth Century, shareholders of each series of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series.
         As of February 5, 1996, in excess of 5% of the outstanding shares of the following funds were owned of record by:


     Name of                        Shareholder
     Fund                           and Percentage
     ------------------------------------------------------------------------
     Growth Investors               Nationwide Life Insurance Company
                                    Columbus, Ohio -- 12.2%
     Ultra Investors                Charles Schwab & Co.
                                    San Francisco, California -- 9.2%
     Vista Investors                Charles Schwab & Co.-- 9.8%
     Heritage Investors             Charles Schwab & Co.-- 6.6%
                                    Bankers Trust Company as trustee for
                                    Kraft General Foods -- 7.3%
     Cash Reserve                   Twentieth Century Companies, Inc.-- 5.6%
                                    Kansas City, Missouri
     Tax-Exempt
     Short-Term                     Twentieth Century Companies, Inc.-- 11.9%
     Tax-Exempt
     Long-Term                      Twentieth Century Companies, Inc.-- 6.4%
     Limited-Term
     Bond                           Twentieth Century Companies, Inc.-- 36.5%
     Intermediate-Term
     Bond                           Twentieth Century Companies, Inc.-- 19.3%
                                    The Chase Manhattan Bank as Trustee for
                                    Gza Geo Environmental Inc. Restated
                                    401(k) Profit Sharing Plan and Trust
                                    New York, New York -- 5.6%

                                    The Chase Manhattan Bank as trustee for
                                    Fujisawa USA Inc. Savings and Retirement
                                    Plan Trust New York, New York -- 5.3%
     U.S. Governments
     Short-Term                     Nationwide Life Insurance Company-- 8.6%
     U.S. Governments
     Intermediate-Term              The Chase Manhattan Bank as Trustee for
                                    Robert Bosch Corporation Star Plan and Trust
                                    New York, New York -- 15.7%

                                    The Chase Manhattan Bank as Trustee for
                                    The Petroleum Helicopters Inc. 401(k)
                                    Retirement Plan and Trust
                                    New York, New York -- 5.7%

BROKERAGE

SELECT,  HERITAGE,  GROWTH,  ULTRA,  VISTA,  GIFTRUST  AND THE
EQUITY INVESTMENTS OF BALANCED INVESTORS
         Under the management agreement between Twentieth Century and Investors Research, Investors Research has the responsibility of selecting brokers to execute portfolio transactions. Twentieth Century's policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, Investors Research may take into consideration the factors discussed under this caption when selecting brokers.
         Investors Research receives statistical and other information and services without cost from brokers and dealers. Investors Research evaluates such information and services, together with all other information that it may have, in supervising and managing the investment portfolios of Twentieth Century. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. Investors Research proposes to continue to place some of Twentieth Century's brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by Investors Research. Investors Research does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to Twentieth Century.
         In the years ended October 31, 1995, 1994 and 1993, the brokerage commissions of each fund were as follows:


                              Year Ended October 31
--------------------------------------------------------------------------------
     Fund                      1995             1994              1993
--------------------------------------------------------------------------------
     Select Investors      $11,363,976      $14,844,437       $10,619,773
     Heritage Investors      3,180,082        3,620,144         1,952,642
     Growth Investors       13,577,767       10,144,618        10,384,958
     Ultra Investors        18,911,590       19,240,703        9,269,314
     Vista Investors         1,750,665        1,895,400         3,034,885
     Giftrust Investors        571,349          588,145           359,785
     Balanced Investors        875,207          979,903         1,023,195

         In 1995, $43,452,273 of the total brokerage commissions was paid to brokers and dealers who provided information and services on transactions of $24,992,668,210 (69% of all transactions).
         The brokerage commissions paid by Twentieth Century may exceed those which another broker might have charged for effecting the same trans-actions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom Twentieth Century effects securities transactions may be used by Investors Research in servicing all of its accounts, and not all such services may be used by Investors Research in managing the portfolios of Twentieth Century.
         The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of Twentieth Century and the manager believe that the facilities, expert personnel and technological systems of a broker often enable the corporation to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. Twentieth Century regularly places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

CASH RESERVE,  U.S. GOVERNMENTS  SHORT-TERM,  U.S. GOVERNMENTS
INTERMEDIATE-TERM,    LIMITED-TERM   BOND,   INTERMEDIATE-TERM
BOND,  LONG-TERM  BOND,  TAX-EXEMPT   SHORT-TERM,   TAX-EXEMPT
INTERMEDIATE-TERM,  TAX-EXEMPT  LONG-TERM AND THE FIXED INCOME
INVESTMENTS OF BALANCED INVESTORS
         Under the management agreement between Twentieth Century and Investors Research, Investors Research has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. Investors Research will seek to obtain prompt execution of orders at the most favorable prices or yields. Investors Research may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to Twentieth Century and to Investors Research. Such information or services will be in addition to and not in lieu of the services required to be performed by Investors Research, and the expenses of Investors Research will not necessarily be reduced as a result of the receipt of such supplemental information.

PERFORMANCE ADVERTISING

         Individual fund performance may be compared to various indices including the Standard & Poor's 500 index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of
2 1/2-year CD rates.


EQUITY FUNDS
         The following table sets forth the average annual total return of Twentieth Century's equity funds and the balanced fund for the one-, five- and 10-year periods (or period since inception) ended October 31, 1995, the last day of the funds' fiscal year. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvest-ment of dividends and capital gains distributions.

                                                       From
     Fund                  1 year   5 year  10 year  Inception 1
     -------------------------------------------------------------
     Select Investors      15.02%   10.98%  12.70%           --
     Heritage Investors    21.04%   17.60%      --        16.23%
     Growth Investors      22.31%   18.32%  16.45%           --
     Ultra Investors       36.89%   30.32%  21.59%           --
     Vista Investors       44.20%   25.39%  18.38%           --
     Giftrust Investors    32.52%   37.11%  25.29%           --
     Balanced Investors    16.36%   13.51%     --         11.95%

     1 Data from inception shown for funds that are less than 10 years old.

     The funds may also advertise average annual total return over periods of time other than one, five and 10 years and cumulative total return over various time periods.


         The following table shows the cumulative total return of the Twentieth Century equity funds and the balanced fund since their respective dates of inception. The table also shows annual compound rates for Growth and Select from June 30, 1971, which corresponds with Twentieth Century's implementation of its current investment philosophy and practices and for all other funds from their respective dates of inception (as noted previously) through October 31, 1995.

                             Cumulative Total         Average Annual
     Fund                  Return Since Inception     Compound Rate
     ---------------------------------------------------------------
     Select Investors         3972.41%                   16.45%
     Heritage Investors        231.68%                   16.23%
     Growth Investors         6212.00%                   18.56%
     Ultra Investors           939.25%                   18.21%
     Vista Investors           406.80%                   14.57%
     Giftrust Investors       1002.15%                   22.28%
     Balanced Investors        121.18%                   11.95%
     --------------------------------------------------------------




FIXED INCOME FUNDS
AND THE BALANCED FUND
         Cash Reserve. The yield of Cash Reserve is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


         Based upon these methods of computation, the yield and effective yield for Cash Reserve for the seven days ended October 31, 1995, the last seven days of the fund's fiscal year, was 5.16% and 5.30%, respectively.


         Other Fixed Income Funds and the Balanced Fund. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
         The following table sets forth yield quotations for Twentieth Century's fixed income funds (other than Cash Reserve) and the balanced fund for the 30-day period ended October 31, 1995, the last day of the fiscal year pursuant to computation methods prescribed by the Securities and Exchange Commission.

         U.S.                U.S                                Intermediate-
     Governments          Governments        Limited-Term          Term
    Short-Term            Intermediate-Term      Bond               Bond
--------------------------------------------------------------------------------
         5.18%               5.39%               5.59%              5.63%
--------------------------------------------------------------------------------
                                   Tax-Exempt
Long-Term         Tax-Exempt       Intermediate-     Tax-Exempt       Balanced
   Bond           Short-Term       Term              Long-Term        Investors
--------------------------------------------------------------------------------
  6.16%             4.18%            4.21%             4.79%            2.42%
--------------------------------------------------------------------------------

     The following table sets forth tax-equivalent yields for the Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and the Tax-Exempt Long-Term funds for the 30-day period ended October 31, 1995. The example assumes a 36% tax rate. The tax-equivalent yield is computed as follows:

   tax-
equivalent = {(tax-exempt yield) over (1-assumed tax rate)} + non tax-exempt
  yield                                                          yield

     Tax-Exempt   Tax-Exempt                Tax-Exempt
     Short-Term   Intermediate-Term         Long-Term
--------------------------------------------------------------------------------
         6.53%             6.58%            7.48%
--------------------------------------------------------------------------------
         The fixed income funds may also elect to advertise cumulative total return and average annual total return, computed as described above.
         The table below shows the cumulative total return and the average annual total return of Twentieth Century's fixed income funds since their respective dates of inception (as noted below) through October 31, 1995.


                           Cumulative
                           Total Return     Average Annual    Date of
     Fund                  Since Inception  Total Return      Inception
--------------------------------------------------------------------------------
     U.S. Governments
     Short-Term             154.81%           7.53%             12/15/82
     U.S. Governments
     Intermediate-Term       10.46%           6.14%             3/1/94
     Limited-Term Bond        8.81%           5.19%             3/1/94

     Intermediate-Term Bond  10.80%           6.34%             3/1/94
     Long-Term Bond          95.10%           8.02%             3/2/87
     Tax-Exempt
     Short-Term              11.65%           4.22%             3/1/93
     Tax-Exempt
     Intermediate-Term       67.17%           6.11%             3/2/87
     Tax-Exempt Long-Term    84.24%           7.31%             3/2/87
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE COMPARISONS


         Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.


PERMISSIBLE ADVERTISING INFORMATION
         From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND
         Twentieth Century's policy with regard to redemptions in excess of the lesser of one half of 1% of a fund's assets or $250,000 from its equity funds and Balanced Investors is described in the equity funds prospectus under the heading "Special Requirements for Large Redemptions" and in the institutional prospectus under the heading "Special Requirements for Large Equity Fund Redemptions."
         The corporation has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the corporation is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS


     Twentieth Century does not determine the net asset value of its shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas.


FINANCIAL STATEMENTS
         The financial statements of the various series of shares of Twentieth Century for the fiscal year ended October 31, 1995, are included in the annual reports to shareholders, which are incorporated herein by reference. You may receive copies without charge upon request to Twentieth Century at the address and phone number shown on the cover of this statement.

                         TWENTIETH CENTURY
                          INVESTORS, INC.

                STATEMENT OF ADDITIONAL INFORMATION


                           MARCH 1, 1996




[company logo]

---------------------------------------
     P.O. Box 419200
---------------------------------------
     Kansas City, Missouri
---------------------------------------
     64141-6200
---------------------------------------
     1-800-345-2021 or  816-531-5575
---------------------------------------

================================================================================
--------------------------------------------------------------------------------
  SH-BKT-4301
  9603

   (C) 1996 Twentieth Century Services, Inc.      Recycled

PART C.  OTHER INFORMATION.

ITEM 24.  Financial Statements and Exhibits.

(a) Financial Statements

  (i)      Financial Statements filed in Part A of the Registration Statement:

           1.       Financial Highlights.

  (ii) Financial Statements filed in Part B of the Registration Statement (each of the following financial statements is contained in the Registrant's Annual Reports dated October 31, 1995, which appear as
           Exhibit 12 to this Registration Statement, and which are incorporated by reference in Part B of this Registration Statement):

           1.  Statement of Assets and Liabilities at October 31, 1995.

           2.  Statement of Operations for the year ended October 31, 1995.

           3. Statements of Changes in Net Assets for the year ended October 31, 1995.

           4.  Notes to Financial Statements as of October 31, 1995.

           5.  Schedule of Investments at October 31, 1995.

           6. Report of Independent Certified Public Accountants dated November 27, 1995.


  (b) Exhibits (all footnoted exhibits being incorporated herein by reference)

           1. (a) Articles of Incorporation of Twentieth Century Investors, Inc., dated July 2, 1990 (EX-99.B1a).


              (b) Articles of Amendment of Twentieth Century Investors, Inc.,
                  dated November 20, 1990 (EX-99.B1b).

              (c) Articles of Merger of Twentieth Century Investors, Inc., a
                  Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (EX-99.B1c).

              (d) Articles of Amendment of Twentieth Century Investors, Inc.,
                  dated August 11, 1993 (EX-99.B1d).

              (e) Articles Supplementary of Twentieth Century Investors, Inc.,
                  dated September 3, 1993 (EX-99.B1e).

              (f) Articles Supplementary of Twentieth Century Investors, Inc.,
                  dated April 28, 1995 (EX-99.B1f).

              (g) Articles Supplementary of Twentieth Century Investors, Inc.,
                  dated November 17, 1995 (EX-99.B1g).

              (h) Articles Supplementary of Twentieth Century Investors, Inc.,
                  dated January 30, 1996 (EX-99.B1h).

           2. By-laws of Twentieth Century Investors, Inc. (EX-99.B2).

           3. Voting Trust Agreements - None.

           4. Specimen copy of stock certificate - all series. (1)

           5. Management Agreement between Twentieth Century Investors, Inc. and Investors Research Corporation dated August 1, 1994.(2)

           6. Underwriting Agreements - None.

           7. Bonus and Profit Sharing Plan, Etc. - None.

           8. (a) Custodian Agreement between Twentieth Century Investors, Inc. and United States Trust Company of New York. (3)

              (b) Letter Re Remuneration dated May 8, 1985. (4)

              (c) Letter Agreement between Twentieth Century Investors, Inc.
                  and United States Trust Company of New York dated February 28, 1991. (1)

              (d) Custodian Agreement between Twentieth Century Investors, Inc.
                  and First National Bank of Kansas City. (5)

              (e) Letter Agreement between Twentieth Century Investors, Inc.
                  and Boatmen's First National Bank of Kansas City. (1)

              (f) Custodian Agreement dated September 21, 1994 for ACH
                  transactions, between Twentieth Century Investors, Inc. and United Missouri Bank of Kansas City, N.A. (6)

              (g) Custody Agreement dated September 12, 1995, between UMB Bank,
                  N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and Twentieth Century Capital Portfolios, Inc. (7)

              (h) Amendment No. 1 to Custody Agreement dated January 25, 1996, between UMB Bank, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth Century Strategic Asset Allocations, Inc. (7)

           9. Transfer Agency Agreement between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (8)

          10.  Opinion and Consent of Counsel (EX-99.B10).

          11.  Consent of Baird, Kurtz & Dobson (EX-99.B11).

          12. Equity Funds and Fixed Income Funds Annual Reports, dated October 31, 1995. (9)

          13.  Agreements for Initial Capital, Etc. -  None.

          14.  Model Retirement Plans. (10)

          15. Copy of Rule 12b-1 plan - None.

          16. Schedules For Computation of Advertising Performance Quotations (EX-99.B16).

          17. Power of Attorney (EX-99.B17).

          27.  (a)  Financial Data Schedule for Growth Investors (EX-27.1.1).

               (b)  Financial Data Schedule for Select Investors (EX-27.1.2).

               (c)  Financial Data Schedule for Ultra Investors (EX-27.1.3).

               (d)  Financial Data Schedule for Vista Investors (EX-27.1.4).

               (e)  Financial Data Schedule for Giftrust Investors (EX-27.1.5).

               (f)  Financial Data Schedule for U.S. Governments Short-Term
                   (EX-27.5.6).

               (g)  Financial Data Schedule for Cash Reserve (EX-27.4.7).

               (h)  Financial Data Schedule for Long-Term Bond (EX-27.5.8).

               (i) Financial Data Schedule for Tax-Exempt Intermediate-Term (EX-27.5.9).

               (j)  Financial Data Schedule for Tax-Exempt Long-Term
                   (EX-27.5.10).

               (k)  Financial Data Schedule for Heritage Investors (EX-27.1.11).

               (l)  Financial Data Schedule for Balanced Investors (EX-27.7.12).

               (m)  Financial Data Schedule for Tax-Exempt Short-Term
                   (EX-27.5.13).

               (n)  Financial Data Schedule for Limited-Term (EX-27.5.14).

               (o)  Financial Data Schedule for Intermediate-Term (EX-27.5.15).

               (p)  Financial Data Schedule for U.S. Governments
                    Intermediate-Term (EX-27.5.16).

ITEM 25. Persons Controlled by or Under Common Control with Registrant - None.

ITEM 26.  Mumber of Holders of Securities

Title of Class                                        Number of Record Holders
                                                       as of December 31, 1995


Twentieth Century Growth Investors                          325,254
Twentieth Century Select Investors                          305,296
Twentieth Century Ultra Investors                           840,365
Twentieth Century U.S. Governments Short Term                28,088
Twentieth Century Vista Investors                           142,841
Twentieth Century Giftrust Investors                        201,120
Twentieth Century Cash Reserve                              124,940
Twentieth Century Long-Term Bond                             13,318
Twentieth Century Tax-Exempt Short Term                       1,376
Twentieth Century Tax-Exempt Intermediate Term                2,675
Twentieth Century Tax-Exempt Long Term                        1,927
Twentieth Century Heritage Investors                         98,036
Twentieth Century Balanced Investors                         64,760
Twentieth Century Limited Term Bond                             372
Twentieth Century Intermediate Term Bond                        831
Twentieth Century U.S. Governments Intermediate Term          1,135

ITEM 27. Indemnification.

     The Corporation is a Maryland corporation. Section 2-418 of the General Corporation Law of Maryland allows a Maryland corporation to indemnify its directors, officers, employees and agents to the extent provided in such statute.

     Article Eighth of the Articles of Incorporation requires the indemnification of the corporation's directors and officers to the extent permitted by the General Corporation Law of Maryland, the Investment Company Act and all other applicable laws.

     The registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

ITEM 28. Business and Other Connections of Investment Advisor.

     Investors Research Corporation, the investment advisor, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

ITEM 29. Principal Underwriters - None.

ITEM 30. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
     Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Twentieth Century Investors, Inc., Twentieth Century Services, Inc. and Investors Research Corporation, all located at Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ITEM 31. Management Services - None.

ITEM 32. Undertakings
     a.  Not Applicable.
     b.  Not Applicable.
     c. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.
     d. The Registrant hereby undertakes that it will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a director and to assist in communication with other shareholders as required by Section 16(c).

       _________________________________________________________________

(1) Filed as an Exhibit to Post-Effective Amendment No. 67 on Form N-1A, File No. 2-14213.
(2) Filed as an Exhibit to Post-Effective Amendment No. 71 on Form N-1A, File No. 2-14213.
(3) Filed as an Exhibit to Post-Effective Amendment No. 46 on Form N-1A, File No. 2-14213.
(4) Filed as an Exhibit to Post-Effective Amendment No. 53 on Form N-1A, File No. 2-14213.
(5) Filed as an Exhibit to Post-Effective Amendment No. 49 on Form N-1A, File No. 2-14213.
(6) Filed as an Exhibit to Post-Effective Amendment No. 72 on Form N-1A, File No. 2-14213.
(7) Filed as Exhibits 8(c) and 8(e) to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Twentieth Century Strategic Asset Allocations, Inc., Commission File No. 33-79482, filed February 5, 1996.
(8) Filed as an Exhibit to Post-Effective Amendment No. 66 on Form N-1A, File No. 2-14213.
(9)  Filed on December 22, 1995.
(10) Filed as Exhibits 14(a), 14(b), 14(c) and 14(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Twentieth Century World Investors, Inc., Commission File No. 33- 39242, filed May 6, 1991.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Twentieth Century Investors, Inc., the Registrant, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 73 to its Registration Statement pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 73 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri on the 29th day of February, 1996.

                                         Twentieth Century Investors, Inc.
                                         (Registrant)

                                         By: /s/ James E. Stowers III
                                         James E. Stowers III, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 73 has been signed below by the following persons in the capacities and on the dates indicated.

                                                        Signature Title Date

*James E. Stowers, Jr.        Chairman, Director and          February 29, 1996
James E. Stowers, Jr.         Principal Executive Officer

/s/ James E. Stowers III      President and Director          February 29, 1996
James E. Stowers III

/s/ Robert T. Jackson         Executive Vice President        February 29, 1996
Robert T. Jackson             and Principal Financial Officer

*Maryanne Roepke              Vice President, Treasurer and   February 29, 1996
Maryanne Roepke               Principal Accounting Officer

*Thomas A. Brown              Director                        February 29, 1996
Thomas A. Brown

*Robert W. Doering, M.D.      Director                        February 29, 1996
Robert W. Doering, M.D.

*Linsley L. Lundgaard         Director                        February 29, 1996
Linsley L. Lundgaard

*Donald H. Pratt              Director                        February 29, 1996
Donald H. Pratt

*Lloyd T. Silver, Jr.         Director                        February 29, 1996
Lloyd T. Silver, Jr.

*M. Jeannine Strandjord       Director                        February 29, 1996
M. Jeannine Strandjord

*John M. Urie                 Director                        February 29, 1996
John M. Urie

*By /s/ James E. Stowers III
    James E. Stowers III
    Attorney-in-Fact